                                CLOSING DOCUMENTS




                                CREDIT AGREEMENT

                                   DATED AS OF
                                  JUNE 30, 1997

                                      AMONG

                       GRANITE CONSTRUCTION INCORPORATED,


                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                                    AS AGENT

                                       AND

                        THE OTHER FINANCIAL INSTITUTIONS
                                  PARTY HERETO

                                      INDEX


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BASIC DOCUMENTS

CREDIT AGREEMENT .............................................................................1

      SCHEDULES

            Schedule 2.01(a)       Term Commitment
            Schedule 2.01(b)       Revolving Commitment
            Schedule 3.03          Existing Letters of Credit
            Schedule 5.01(d)       Good Standing
            Schedule 6.07          ERISA Compliance
            Schedule 6.11(c)       Leases, Dividends and Letters of Credit
            Schedule 6.12          Environmental Matters
            Schedule 6.17          Intellectual Property Disputes
            Schedule 6.18          Subsidiaries and Equity Investments
            Schedule 8.01(a)       Liens Existing on Closing Date
            Schedule 8.04          Investment Policy
            Schedule 8.06          Contingent Obligations.
            Schedule 8.18          Indebtedness
            Schedule 11.02         Addresses for Notices; Payment and Lending Offices

        EXHIBITS

            Exhibit A              Notice of Borrowing
            Exhibit B              Notice of Conversion/Continuation
            Exhibit C              Letter of Credit Application
            Exhibit D              Form of Legal Opinion of Michael Futch
            Exhibit E              Form of Job Status Report
            Exhibit F              Form of List of Anticipated Construction Bids
            Exhibit G              Assignment and Assumption Agreement
            Exhibit H              Form of Guaranty
            Exhibit I              Form of Letter Requesting Extension of
                                   Revolving Termination Date

GUARANTY .....................................................................................2

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
                                                                                             TAB
                                                                                             ---

ADDITIONAL DOCUMENTS

     Resolutions of the boards of directors of the Company and each Guarantor certified as of the Closing Date by the Secretary or Assistant Secretary of each such entity ..............................................................................3

     Responsible Officer's Certificate as to representations and warranties, no defaults, etc. ........................................................................4

     Opinion of Michael Futch .................................................................5

================================================================================



                                CREDIT AGREEMENT

                           DATED AS OF JUNE 30, 1997

                                      AMONG

                       GRANITE CONSTRUCTION INCORPORATED,

                         BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION
                                    AS AGENT

                                       AND

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO



================================================================================

                                TABLE OF CONTENTS

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ARTICLE I     DEFINITIONS.........................................................      1
              1.01   Defined Terms................................................      1
              1.02   Other Interpretive Provisions................................     18
              1.03   Accounting Terms and Definitions.............................     19

ARTICLE II    THE CREDITS.........................................................     20
              2.01   Amounts and Terms of Commitments.............................     20
                     (a) The Term Credit..........................................     20
                     (b) The Revolving Credit.....................................     20
                     (c) Funding of Term Loans....................................     20
                     (d) Continuation of Interest Periods.........................     21
              2.02   Loan Accounts................................................     21
              2.03   Procedure for Borrowing......................................     21
              2.04   Conversion and Continuation Elections........................     22
              2.05   Voluntary Termination or Reduction of Commitments............     23
              2.06   Optional Prepayments.........................................     24
              2.07   Repayment....................................................     24
                     (a) The Term Credit..........................................     24
                     (b) The Revolving Credit.....................................     24
              2.08   Interest.....................................................     24
              2.09   Fees.........................................................     25
              2.10   Computation of Fees and Interest.............................     25
              2.11   Payments by the Company......................................     26
              2.12   Payments by the Banks to the Agent...........................     26
              2.13   Sharing of Payments, Etc.....................................     27
              2.14   Guaranty of Obligations......................................     27
              2.15   Extension of Revolving Termination Date......................     28

ARTICLE III   THE LETTERS OF CREDIT...............................................     28
              3.01   The Letter of Credit Facility................................     28
              3.02   Issuance and Amendment of Letters of Credit..................     30
              3.03   Participations, Drawings and Reimbursements..................     32
              3.04   Repayment of Participations..................................     33
              3.05   Role of the Issuing Bank.....................................     34
              3.06   Obligations Absolute.........................................     34
              3.07   Cash Collateral Pledge.......................................     35
              3.08   Letter of Credit Fees........................................     36
              3.09   Additional Issuing Bank......................................     36


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ARTICLE IV    TAXES, YIELD PROTECTION AND ILLEGALITY..............................     36
              4.01   Taxes........................................................     36
              4.02   Illegality...................................................     39
              4.03   Increased Costs and Reduction of Return......................     40
              4.04   Funding Losses...............................................     40
              4.05   Inability to Determine Rates.................................     41
              4.06   Certificates of Banks........................................     42
              4.07   Survival.....................................................     42

ARTICLE V     CONDITIONS PRECEDENT................................................     42
              5.01   Conditions of Effectiveness of Agreement.....................     42
                     (a) Credit Agreement, Exhibits, Schedules and Guaranty.......     42
                     (b) Resolutions; Incumbency..................................     42
                     (c) Legal Opinion............................................     43
                     (d) Certificate..............................................     43
                     (e) Other Documents..........................................     43
              5.02   Conditions to all Credit Extension...........................     43
                     (a) Notice...................................................     43
                     (b) Continuation of Representations and Warranties...........     44
                     (c) No Existing Default......................................     44

ARTICLE VI    REPRESENTATIONS AND WARRANTIES......................................     44
              6.01   Corporate Existence and Power................................     44
              6.02   Corporate Authorization; No Contravention....................     44
              6.03   Governmental Authorization...................................     45
              6.04   Binding Effect...............................................     45
              6.05   Litigation...................................................     45
              6.06   No Default...................................................     45
              6.07   ERISA Compliance.............................................     46
              6.08   Use of Proceeds; Margin Regulations..........................     47
              6.09   Title to Properties..........................................     47
              6.10   Taxes........................................................     47
              6.11   Financial Condition..........................................     48
              6.12   Environmental Matters........................................     48
              6.13   Regulated Entities...........................................     49
              6.14   No Burdensome Restrictions...................................     49
              6.15   Solvency.....................................................     49
              6.16   Labor Relations..............................................     49
              6.17   Copyrights, Patents, Trademarks and Licenses, etc............     49
              6.18   Subsidiaries.................................................     50
              6.19   Insurance....................................................     50
              6.20   Swap Obligations.............................................     50
              6.21   Full Disclosure..............................................     50


                                       ii
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ARTICLE VII   AFFIRMATIVE COVENANTS...............................................     50
              7.01   Financial Statements.........................................     51
              7.02   Certificates; Other Information..............................     51
              7.03   Notices......................................................     52
              7.04   Preservation of Corporate Existence, Etc.....................     54
              7.05   Maintenance of Property......................................     54
              7.06   Insurance....................................................     54
              7.07   Payment of Obligations.......................................     54
              7.08   Compliance with Laws.........................................     55
              7.09   Inspection of Property and Books and Records.................     55
              7.10   Environmental Laws...........................................     55
              7.11   Use of Proceeds..............................................     56
              7.12   Solvency.....................................................     56

ARTICLE VIII  NEGATIVE COVENANTS..................................................     56
              8.01   Limitation on Liens..........................................     56
              8.02   Disposition of Assets........................................     58
              8.03   Consolidations and Mergers...................................     58
              8.04   Loans and Investments........................................     59
              8.05   Transactions with Affiliates.................................     59
              8.06   Contingent Obligations.......................................     60
              8.07   Compliance with ERISA........................................     60
              8.08   Lease Obligations............................................     61
              8.09   Restricted Payments..........................................     61
              8.10   Current Ratio................................................     62
              8.11   Consolidated Tangible Net Worth..............................     62
              8.12   Leverage Ratio...............................................     62
              8.13   Cash How Ratio...............................................     62
              8.14   Change in Business...........................................     62
              8.15   Change in Structure..........................................     62
              8.16   Accounting Changes...........................................     62
              8.17   Other Contracts..............................................     63
              8.18   Limitation on Indebtedness...................................     63
              8.19   Use of Proceeds..............................................     63

ARTICLE IX    EVENTS OF DEFAULT...................................................     64
              9.01   Event of Default.............................................     64
                     (a)  Non-Payment.............................................     64
                     (b)  Representation or Warranty..............................     64
                     (c)  Other Defaults..........................................     64
                     (d)  Cross-Default...........................................     65
                     (e)  Bankruptcy or Insolvency................................     65
                     (f)  Involuntary Proceedings.................................     65
                     (g)  ERISA...................................................     66


                                       iii
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                     (h)  Monetary Judgments......................................     66
                     (i)  Non-Monetary Judgments..................................     66
                     (j)  Adverse Change..........................................     66
                     (k)  Guarantor Defaults......................................     66
              9.02   Remedies.....................................................     67
              9.03   Rights Not Exclusive.........................................     67

ARTICLE X     THE AGENT...........................................................     67
              10.01  Appointment and Authorization; "Agent".......................     67
              10.02  Delegation of Duties.........................................     68
              10.03  Liability of Agent...........................................     68
              10.04  Reliance by Agent............................................     69
              10.05  Notice of Default............................................     69
              10.06  Credit Decision..............................................     69
              10.07  Indemnification..............................................     70
              10.08  Agent in Individual Capacity.................................     70
              10.09  Successor Agent..............................................     71

ARTICLE XI    MISCELLANEOUS.......................................................     71
              11.01  Amendments and Waivers.......................................     71
              11.02  Notices......................................................     72
              11.03  No Waiver; Cumulative Remedies...............................     72
              11.04  Costs and Expenses...........................................     73
              11.05  Indemnity....................................................     73
              11.06  Successors and Assigns.......................................     73
              11.17  Assignments, Participations etc..............................     74
              11.08  Set-off; Payments Set Aside..................................     75
              11.09  Notification of Addresses, Lending Offices, Etc..............     76
              11.10  Confidentiality..............................................     76
              11.11  Severability.................................................     76
              11.12  Governing Law and Jurisdiction...............................     76
              11.13  No Third Parties Benefitted..................................     77
              11.14  Entire Agreement.............................................     77
              11.15  Effect of Amendment and Restatement..........................     77
              11.16  Counterparts.................................................     77

SCHEDULES

Schedule 2.01 (a)    Term Commitment
Schedule 2.01 (b)    Revolving Commitment
Schedule 3.03        Existing Letters of Credit
Schedule 5.01 (d)    Good Standing
Schedule 6.07        ERISA Compliance
Schedule 6.11 (c)    Leases, Dividends and Letters of Credit
Schedule 6.12        Environmental Matters
Schedule 6.17        Intellectual Property Disputes
Schedule 6.18        Subsidiaries and Equity Investments
Schedule 8.01 (a)    Liens Existing on Closing Date
Schedule 8.04        Investment Policy
Schedule 8.06        Contingent Obligations
Schedule 8.18        Indebtedness
Schedule 11.02       Addresses for Notices; Payment and Lending Offices

EXHIBITS

Exhibit A            Notice of Borrowing
Exhibit B            Notice of Conversion/Continuation
Exhibit C            Letter of Credit Application
Exhibit D            Form of Legal Opinion of Michael Futch
Exhibit E            Form of Job Status Report
Exhibit F            Form of List of Anticipated Construction Bids
Exhibit G            Assignment and Assumption Agreement
Exhibit H            Form of Guaranty
Exhibit I            Form of Letter Requesting Extension of Revolving
                     Termination Date

                                CREDIT AGREEMENT


      This CREDIT AGREEMENT, is entered into as of June 30,1997, among Granite Construction Incorporated, a Delaware corporation (the "Company"), the several financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"), and as letter of credit issuing bank.

      WHEREAS, the Company, the Agent and the Banks are parties to a Second Amended and Restated Credit Agreement dated as of June 15, 1995, as amended by the First Amendment to Second Amended and Restated Credit Agreement dated as of May 31, 1996 and the Second Amendment to Second Amended and Restated Credit Agreement dated as of December 20, 1996 (the "Prior Credit Agreement"), which provided for the making of loans and the issuance of letters of credit in the maximum principal amount of $100,000,000;

      WHEREAS, in order to provide for an increase in the maximum principal amount of loans under the Prior Credit Agreement, as well as the modification of certain other terms and provisions of the Prior Credit Agreement, the Agent and the Banks have agreed to amend and restate the representations, warranties, covenants, agreements and obligations of the Company in this Agreement, which completely amends, restates and replaces the Prior Credit Agreement, all upon the terms and provisions and subject to the conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereby amend and restate the Prior Credit Agreement in its entirety as follows:

                                    ARTICLE I

                                   DEFINITIONS

      1.01 Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:

            "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Without limitation, any director, executive officer or beneficial owner of 5% or more of the equity of a Person shall, for the purposes of this Agreement, be deemed to control the other Person.

            "Agent" means Bank of America National Trust and Savings Association in its capacity as agent for the Banks hereunder, and any successor agent.

            "Agent-Related Persons" has the meaning specified in Section 10.03.

            "Aggregate Commitment" means the combined Commitments of the Banks in the amount of $105,000,000, as such amount may be reduced from time to time pursuant to this Agreement.

            "Aggregate L/C Commitment" means the combined L/C Commitments of the Banks, in the initial amount of $20,000,000 as such amount may be reduced from time to time pursuant to this Agreement, provided that the Aggregate L/C Commitment is a part of the Aggregate Revolving Commitment.

            "Aggregate Revolving Commitment" means the combined Revolving Commitments of the Banks, in the initial amount of $75,000,000 as such amount may be reduced from time to time pursuant to this Agreement.

            "Aggregate Term Commitment" means the combined Term Commitments of the Banks in the initial aggregate amount of $30,000,000 as such amount may be reduced from time to time pursuant to this Agreement.

            "Agreement" means this Agreement, as amended, supplemented or modified from time to time.

            "Applicable Margin" means the per annum rates of interest specified in the chart below:

                                                                         Revolving Commitment
                                                                    --------------------------------
                                          Term                      Revolving
                                       Commitment                     Period             Term Period
                                       ----------                   ---------            -----------

        Reference Rate Loans               +0%                         +0%                   +0%
        Eurodollar Rate Loans            +0.600%                     +0.500%               +0.750%
        CD Rate Loans                    +0.725%                     +0.625%               +0.875%

      Where:

            "Revolving Period" means the period from the Closing Date to the Revolving Termination Date; and

            "Term Period" means the period from the Revolving Termination Date to the date of the final semi-annual payment under Section 2.07(b)

            "Arranger" means BancAmerica Securities, Inc., a Delaware corporation.

            "Assignee" has the meaning specified in Section 11.07.

            "Assignment and Acceptance" has the meaning specified in subsection 11.07(a).

            "Bank" means the institutions specified in the introductory clause hereto. References to the "Banks" shall include BofA, including in its capacity as Issuing Bank, and any other Bank which may be an Issuing Bank from time to time hereunder; for purposes of clarification only, to the extent that BofA or any other such Issuing Bank may have any rights or obligations in addition to those of the Banks due to its status as Issuing Bank, its status as such will be specifically referenced.

            "BofA" means Bank of America National Trust and Savings Association, a national banking association.

            "Borrowing" means a borrowing hereunder consisting of Loans of the same type made to the Company on the same day by the Banks pursuant to
      Article II, and, other than in the case of Reference Rate Loans, having the same Interest Period.

            "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized (a required by law to close and, if the applicable Business Day relates to any Eurodollar Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

            "Capital Expenditures" means for any period and with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries, less net proceeds from sales of fixed or capital assets received by such Person or any of its Subsidiaries during such period. For the purpose of this definition, the purchase price of equipment which is purchased simultaneously with the trade-in of existing equipment owned by such Person or any of its Subsidiaries or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for such equipment being traded in at such time, or the amount of such proceeds, as the case may be.

            "Capital Lease Obligations" means all monetary obligations of the Company or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease.

            "Cash Flow" means, for any period, Net Cash Provided by Operating Activities as determined on a consolidated basis in accordance with FASB 95 plus interest expense (net of capitalized interest).

            "CD Rate" means, for any Interest Period with respect to CD Rate Loans comprising part of the same Borrowing, the rate of interest (rounded upward to the next 1/00th of 1%) determined as follows:

            CD Rate=    Certificate of Deposit Rate + Assessment Rate
                        1.00 - Reserve Percentage

            Where:

                  "Assessment Rate" means, for any day of such Interest Period, the rate determined by the Agent as equal to the annual assessment rate in effect on such day payable to the Federal Deposit Insurance Corporation, or any successor ("FDIC") by a member of the Bank Insurance Fund that is classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification within the meaning of 12 C.F.R.
            Section 327.3) for insuring time deposits at offices of such member in the United States; or, in the event that the FDIC shall at any time hereafter cease to assess time deposits based upon such classifications or successor classifications, equal to the maximum annual assessment rate in effect on such day that is payable to the FDIC by commercial banks (whether or not applicable to any particular Bank) for insuring time deposits at offices of such banks in the United States.

                  "Certificate of Deposit Rate" means the rate of interest per annum determined by the Agent to be the arithmetic mean (rounded upward to the next 1/100th of 1%) of the rates notified to the Agent as the rates of interest bid by two or more certificate of deposit dealers of recognized standing selected by the Agent for the purchase at face value of dollar certificates of deposit issued by major United States banks, for a maturity comparable to such Interest Period and in the approximate amount of the CD Rate Loans to be made, at the time selected by the Agent on the first day of such Interest Period.

                  "Reserve Percentage" means, for any day of such Interest
            Period, the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%), as determined by the Agent, in effect on such day (including any ordinary, marginal, emergency, supplemental, special and other reserve percentages), prescribed by the FRB for determining the maximum reserves to be maintained by member banks of the Federal Reserve System with deposits exceeding $1,000,000,000 for new non-personal time deposits for a period comparable to such Interest Period and in an amount of $100,000 or more.

            The CD Rate shall be adjusted, as to all CD Rate Loans then outstanding, automatically as of the effective date of any change in the Assessment Rate or the Reserve Percentage.

            "CD Rate Loan" means a Loan that bears interest based on the CD
      Rate.

            "CERCLA" has the meaning specified in the definition of "Environmental Laws."

            "Closing Date" means the date on which all conditions precedent set forth in Section 5.01 are satisfied or waived.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Commitment" means, for each Bank, the sum of its Revolving Commitment and Term Commitment

            "Commitment Percentage" means, as to any Bank, the percentage equivalent of such Bank's Revolving Commitment, Term Commitment or L/C Commitment divided by the Aggregate Revolving Commitment, Aggregate Term Commitment or Aggregate L/C Commitment, as applicable.

            "Consolidated Current Assets" means, as of any date of determination, all amounts which would, in accordance with GAAP, be included under current assets on a consolidated balance sheet of the Company and its Subsidiaries.

            "Consolidated Current Liabilities" means, as of any date of determination, all amounts which would, in accordance with GAAP, be included under current liabilities on a consolidated balance sheet of the Company and its Subsidiaries.

            "Contingent Obligation" means, as applied to any Person, any direct or indirect liability of that Person, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (i) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); or (b) in respect of any Swap Contract. The amount of any Contingent Obligation other than in respect of Swap Contracts shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and, in the case of any Contingent Obligation in respect of any Swap Contract shall be equal to the amount that would be determined if such Swap Contract were terminated on such date of determination, taking into account any legally enforceable netting arrangement relating to such Swap Contract.

            "Contractual Obligations" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

            "Controlled Group" means the Company and all Persons (whether or not incorporated) under common control or treated as a single employer with the Company or any of its Subsidiaries pursuant to Section 414(b), (c),
      (m) or (o) of the Code.

            "Conversion Date" means any date on which the Company elects to convert a Reference Rate Loan to a Eurodollar Rate Loan or a CD Rate Loan; a CD Rate Loan to a Eurodollar Rate Loan or a Reference Rate Loan; or a Eurodollar Rate Loan to a CD Rate Loan or a Reference Rate Loan.

            "Default" means any event which, with the giving of notice, the lapse of time, or both, would constitute an Event of Default.

            "documents" includes any and all instruments, documents, agreements, certificates and other writings, however evidenced.

            "DOL" means the United States Department of Labor.

            "dollars" and "$" means lawful money of the United States.

            "Domestic Lending Office" means, with respect to each Bank, the office of that Bank designated as such in the signature pages hereto or such other office of the Bank as it may from time to time specify to the Company and the Agent.

            "Effective Amount" means (i) with respect to any Revolving Loans or Term Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments thereof occurring on such date; and (ii) with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

            "Eligible Assignee" means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; or (iii) a Person engaged in the business of commercial banking that is (A) a Subsidiary of a Bank, (B) a Subsidiary of a Person of which a Bank is a Subsidiary, or (C) or of a Person of which a Bank is a Subsidiary.

            "Environmental Claim" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in or from property, whether or not owned by the Company, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

            "Environmental Laws" means, as of the date of any determination, all then existing federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, judgments, decrees, guidelines, licenses, authorizations and permits of, agreements with or any similar form of decision of, or any interpretation or administration of any of the foregoing by, any Governmental Person relating to the regulation or protection of human or animal health or safety or of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes (including Hazardous Materials) into the indoor or outdoor environment, including ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes. The term "Environmental Law" shall include administrative orders, directed duties and the terms and conditions of any Governmental Approval issued under any Environmental Law or with respect to any Hazardous Material.

            "ERISA" means the Employee Retirement Income Security Act of 1974 and any regulation promulgated thereunder.

            "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company or any Subsidiary of the Company within the meaning of Section 414(b), 414(c) or 414(m) of the Code.

            "ERISA Event" means (a) a Reportable Event with respect to a Qualified Plan or a Multiemployer Plan; (b) a withdrawal by any member of the Controlled Group from a Qualified Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or cessation of operations which is treated as such a withdrawal under Section 4062(c) of ERISA; (c) a complete or partial withdrawal by any member of the Controlled Group from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041 A of ERISA or the commencement of proceedings by the PBGC to terminate a Qualified Plan or Multiemployer Plan subject to Title IV of ERISA; (e) a failure to make required contributions to a Qualified Plan or Multiemployer Plan; (f) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Qualified Plan or Multiemployer Plan; (g) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the Controlled Group; (h) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Qualified Plan; (i) any member of the Controlled Group engages in or otherwise becomes liable for a non-exempt prohibited transaction; or (j) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary with respect to any Qualified Plan for which the Company or any of its Subsidiaries may be directly or indirectly liable.

            "Eurodollar Lending Office" means with respect to each Bank, the office of such Bank designated as such in the signature pages hereto or such other office of such Bank as such Bank may from time to time specify to the Company and the Agent.

            "Eurodollar Rate" means, for any Interest Period, with respect to Eurodollar Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

            Eurodollar Rate =                   IBOR
                                ------------------------------------
                                1.00 - Eurodollar Reserve Percentage

      Where,

                  "Eurodollar Reserve Percentage" means for any day for any
            Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1 /100th of 1 %) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                  "IBOR" means the rate of interest per annum determined by the
            Agent as the rate at which dollar deposits in the approximate amount of BofA's Commitment Percentage of such Borrowing for such Interest Period would be offered by BofA's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by BofA), to major banks in the offshore dollar interbank market at their request at approximately 11:00 a.m. (New York City time) two Business Days prior to the commencement of such Interest Period.

                  The Eurodollar Rate shall be adjusted automatically as to all
            Eurodollar Rate Loans then outstanding as of be effective date of any change in the Eurodollar Reserve Percentage.

            "Eurodollar Rate Loan" means a Loan that bears interest based on the Eurodollar Rate.

            "Exchange Act" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

            "Existing Letters of Credit" means those certain irrevocable standby letters of credit issued under the Prior Credit Agreement and outstanding on the date hereof, as described on Schedule 3.03.

            "Existing Term Loan" has the meaning specified in Section 2.01(c).

            "Event of Default" means any of the events specified in Section
      9.01.

            "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York with respect to the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant date such rate is not so published with respect to any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

            "Fee Letter" has the meaning specified in Section 2.09(a).

            "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

            "GCC" means Granite Construction Company, a California corporation.

            "Governmental Approvals" means any authorization, consent, approval, license, lease, ruling, permit, waiver, exemption, filing, registration or notice by or with any Governmental Authority.

            "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

            "Guarantor" means each of GCC, Granite SR91 Corporation, Wilcott Corporation, Desert Aggregates, Inc., GG&R, Inc., Intermountain Slurry Seal, Inc., Bear River Contractors, Pozzolan Products Company (P.P.C.), GILC Incorporated, GILC, L.P., Granite SR91, L.P., GTC, Inc. and any other Subsidiary executing and delivering a Guaranty from time to time under
      Section 2.14 hereof.

            "Guaranty" means a guaranty, in substantially the form attached hereto as Exhibit H, executed by a Guarantor in favor of the Agent and the Banks guarantying the obligations of the Company under this Agreement and the other Loan Documents.

            "Guaranty Obligation" has the meaning specified in the definition of "Contingent Obligation."

            "Hazardous Materials" means, collectively, as of any date, (a) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (PCB's), (b) any chemicals or other materials or substances which as of such date are defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "infectious wastes," "pollutants" or words of similar import under any Environmental Law, and (c) any other chemical or other material or substance, exposure to which or use of which as of such date is prohibited, limited or regulated under any Environmental Law.

            "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services; (c) all reimbursement obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments (in each case, whether or not such obligations are contingent or absolute, except that for purposes of calculations made under Sections 8.12 and 8.13, only surety bonds under which a breach or default has occurred and letters of credit which have been drawn and for which reimbursement must be made one to be included as Indebtedness); (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses;

      (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations; (g) all indebtedness referred to in paragraphs
      (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
      by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all direct or indirect guaranties in respect of and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in paragraphs (a) through (f) above. "Indebtedness" does not include the acquisition of goods, services, supplies or merchandise on normal trade credit.

            "Indemnified Liabilities" has the meaning specified in subsection 11.05(a).

            "Indemnified Person" has the meaning specified in subsection
      11.05(a).

            "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement; in each case (a) and (b) under U.S. federal, state or foreign law.

          "Interest Payment Date" means, with respect to any CD Rate Loan or Eurodollar Rate Loan, the last Business Day of each Interest Period applicable to such Loan and, with respect to Reference Rate Loans, the last Business Day of each calendar quarter and each date a Reference Rate Loan is converted into a Eurodollar Rate Loan or a CD Rate Loan, provided, however, that if any Interest Period for a CD Rate Loan or Eurodollar Rate Loan exceeds 90 days or three months, respectively, "Interest Payment Date" with respect to such Loans shall include the date which falls 90 days or three months after the beginning of such Interest Period, respectively.

            "Interest Period" means, (a) with respect to any Eurodollar Rate Loan, the period commencing on the Business Day the Loan is disbursed or continued or on the Conversion Date on which the Loan is converted to the Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; and (b) with respect to any CD Rate Loan, the period commencing on the Business Day the CD Rate Loan is disbursed or continued or on the Conversion Date on which a Loan is converted to the CD Rate Loan and ending 30, 60, 90 or 180 days thereafter, as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

      provided that:

                  (i) if any Interest Period pertaining to a Eurodollar Rate Loan or CD Rate Loan would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless, in the case of Eurodollar Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end the immediately preceding Business Day;

                  (ii) any Interest Period pertaining to a Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                  (iii) no Interest Period for any Term Loan shall extend beyond the Term Credit Maturity Date and no Interest Period for any Revolving Loan shall extend beyond June 30, 2002 (as such date may be extended pursuant to the terms of and subject to the conditions of subsection 2.15(b)); and

                  (iv) no Interest Period applicable to a Term Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of the Term Loans unless the aggregate principal amount of Term Loans represented by Reference Rate Loans or by CD Rate Loans or Eurodollar Rate Loans having Interest Periods that will expire on or before such date is equal to or in excess of the amount of such principal payment.

            "Issuing Bank" means BofA, and any other Bank which has agreed to Issue one or more Letters of Credit, subject to Section 3.09 hereof.

            "Issue" means, with respect to any Letter of Credit, to incorporate the Existing Letters of Credit into this Agreement, or to issue or to extend the expiry of, or to renew or increase the amount of such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding meanings.

            "Joint Venture" means a single-purpose corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

            "L/C Advance" means each Bank's participation in any L/C Borrowing in accordance with its Commitment Percentage.

            "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under subsection 2.01(b).

            "L/C Commitment" means the commitment of the Issuing Bank to Issue, and the commitment of each of the Banks severally to participate in, Letters of Credit (including the Existing Letters of Credit) from time to time Issued or outstanding pursuant to Article III, and to make L/C Advances, in an aggregate amount not to exceed its Commitment Percentage of the Aggregate L/C Commitment, provided that each Bank's L/C Commitment is a part of its Revolving Commitment rather than a separate, independent commitment.

            "L/C Obligations" means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

            "L/C-Related Document" means any document or agreement relating to any Letter of Credit.

            "Letter of Credit" means any letter of credit Issued by the Issuing Bank pursuant to Article III, which shall include the Existing Letters of Credit and any Retention Letter of Credit.

            "Lending Office" means, with respect to any Bank, the office or offices of the Bank specified as its "Lending Office" or "Domestic Lending Office" or "Eurodollar Lending Office," as the case may be, opposite its name on the signature pages hereto, or such other once or offices of the Bank as it may from time to time specify to the Company and the Agent

            "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing.

            "Loan" means an extension of credit by a Bank to the Company pursuant to Article II or (with respect to L/C Borrowings) Article III, and may be a Reference Rate Loan, CD Rate Loan or Eurodollar Rate loan as permitted hereunder.

            "Loan Documents" means this Agreement, the Guaranty(ies) and all documents delivered to the Agent in connection herewith or therewith, including the letter agreements referred to in Sections 2.09 and 3.08 hereof and any letter from the Company requesting an extension of the Revolving Termination Date pursuant to Section 2.15 hereof.

            "Majority Banks" means at any time Banks holding at least 66-2/3% of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks having at least 66-2/3% of the Aggregate Commitment.

            "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

            "Material Adverse Effect" means a material adverse change in, or a material adverse effect upon, any of (a) the operations, business, properties, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole; (b) the ability of the Company or any Subsidiary to perform under any Loan Document; or (c) the legality, validity, binding effect or enforceability of any Loan Document.


            "Multiemployer Plan" means a "multiple employer plan" or "multiemployer plan" (within the meaning of Section 4064(a) and Section 4001(a)(3) of ERISA) and to which any member of the Controlled Group makes, is making, or is obligated to make contributions or has made, or been obligated to make, contributions.

            "Net Worth" means shareholders' equity as determined in accordance with GAAP.

            "Notice of Borrowing" means a notice given by the Company to the Agent pursuant to Section 2.03, in substantially the form of Exhibit A.

            "Notice of Conversion/Continuation" means a notice given by the Company to the Agent pursuant to Section 2.04, in substantially the form of Exhibit B.

            "Notice of Lien" means any "notice of lien" or similar document intended to be filed or recorded with any court, registry, recorder's office, central filing office or Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

            "Obligations" means all Loans, and other Indebtedness, advances, debts, liabilities, obligations, covenants and duties owing by the Company to any Bank (including the Issuing Bank), the Agent, or any other Person required to be indemnified under any Loan Document, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement, under any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.

            "Ordinary Course of Business" means, in respect of any transaction involving the Company or any Subsidiary of the Company, (i) the ordinary course of such Person's business, substantially as conducted by any such Person prior to or as of the Closing Date, and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document, or (ii) transactions outside the ordinary course of such Person's then-existing business, as long as the Company provides written notice to the Agent and the Banks prior to such Person undertaking such business, provided that the Majority Banks shall not have delivered written objections to the Agent within five (5) Business Days after their receipt of such written notice.

            "Other Taxes" has the meaning specified in subsection 4.01(b).

            "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

            "Participant" has the meaning specified in subsection 11.07(d).

            "Permitted Liens" has the meaning specified in Section 8.01.

            "Permitted Swap Obligations" means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: (a) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view;" and (b) such Swap Contracts do not contain (i) any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party, or (ii) any provision creating or permitting the declaration of an event of default, termination event or similar event upon the occurrence of an Event of Default hereunder (other than an Event of Default under subsection 9.01(a)).

            "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, Joint Venture or Governmental Authority.

            "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company or any member of the Controlled Group sponsors or maintains or to which the Company or member of the Controlled Group makes or is obligated to make contributions, and includes any Multiemployer Plan or Qualified Plan.

            "Qualified Plan" means a pension plan (as defined in Section 3(2) of ERISA) intended to be tax-qualified under Section 401(a) of the Code and which any member of the Controlled Group sponsors, maintains, or to which it makes or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding period covering at least five (5) plan years, but excluding any Multiemployer Plan.

            "Reference Rate" means the higher of:

                  (a) the rate of interest publicly announced from time to time by BofA in San Francisco, California, as its reference rate. It is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate; or

                  (b)   one-half percent per annum above the Federal Funds
      Rate.

            Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

            "Reference Rate Loan" means a Loan that bears interest based on the Reference Rate.

            "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

            "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, a withdrawal from a Plan described in Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

            "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

            "Responsible Officer" means the Chief Executive Officer or the President of the Company or, with respect to financial matters, the Chief Financial Officer or the Treasurer of the Company.

            "Retention Letter of Credit" means any letter of credit Issued pursuant to Article III hereof for the purpose of providing security in lieu of retention under any construction contract entered into by the Company or is Subsidiaries.

            "Revolving Commitment," with respect to each Bank, has the meaning specified in subsection 2.01(b).

            "Revolving Loan" has the meaning specified in subsection 2.01(b).

            "Revolving Termination Date" means the earlier to occur of:

                  (a)   June 30, 1999; and

                  (b) the date on which the Commitments shall terminate in accordance with the provisions of this Agreement.

            Subject to clause (b) of this definition, the term "Revolving Termination Date" shall be deemed to refer to any such Revolving Termination Date as extended from time to time pursuant to, and subject to the conditions of, Section 2.15.

            "SEC" means the Securities and Exchange Commission or any successor or similar Governmental Authority.

            "Solvent" means, as to any Person at any time, that (i) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.); (ii) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay its such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

            "Subsidiary" of a Person means any corporation, limited liability company, association, partnership or other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

            "Surely Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

            "Swap Contract" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

            "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

            "Tangible Net Worth" means Net Worth excluding goodwill, patents, trademarks, trade names, organization expense, treasury shares, unamortized debt discount and premium, deferred charges and other like intangibles.

            "Taxes" has the meaning specified in subsection 4.01 (a).

            "Term Commitment" with respect to each Bank, has the meaning specified in subsection 2.01 (a).

            "Term Loan" has the meaning specified in subsection 2.01 (a).

            "Term Credit Maturity Date" has the meaning specified in subsection 2.07(a).

            "Transferee" has the meaning specified in subsection 11.07(e).

            "Unfunded Pension Liabilities" means the excess of a Plan's accrued benefits, as defined in Section 3(23) of ERISA, over the current value of that Plan's assets, as defined in Section 3(26) of ERISA.

            "United States" and "U.S." each means the United States of America.

            "Withdrawal Liabilities" means, as of any determination date, the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA if the Controlled Group made a complete withdrawal from all Multiemployer Plans and any increase in contributions pursuant to Section 4243 of ERISA.

      1.02  Other Interpretive Provisions.

            (a) Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

            (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this

Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The term "including" is not limiting and means "including without limitation."

            (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

            (d) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

            (e) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

            (f) The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

            (g) This Agreement and the other Loan Documents are the results of negotiations among the Agent, the Company and the other parties, have been reviewed by counsel to the Agent, the Company and such other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in their preparation.

      1.03  Accounting Terms and Definitions.

            (a) Except as otherwise expressly provided in this Agreement, all accounting terms used in this Agreement shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Agent and the Banks under this Agreement shall (unless otherwise disclosed to the Agent in writing at the time of delivery in the manner described in subsection (b) below) be prepared, in accordance with GAAP applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Agent and the Banks under this Agreement. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided in this Agreement) be made by application of GAAP applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Agent and the Banks pursuant to Section 7.01 unless (i) the Company shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Agent on behalf of the Majority Banks shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made.

            (b) The Company shall deliver to the Agent, with sufficient copies for the Agent and each Bank, at the same time as the delivery of any annual or quarterly financial statement under Section 7.01 (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) above and (ii) reasonable estimates of the difference between such statements arising as a consequence of any such difference.


                                   ARTICLE II

                                   THE CREDITS

      2.01  Amounts and Terms of Commitments.

            (a) The Term Credit. Each Bank severally agrees, on the terms and conditions set forth herein, including subsection (c) hereof, to make a single loan to the Company (each such loan, a "Term Loan") on the Closing Date in an amount equal to the amount set forth opposite such Bank's name in Schedule 2.01(a) under the heading "Term Commitment" (such amount as the same may be reduced pursuant to Section 2.05 or as a result of one or more assignments pursuant to Section 11.07, the Bank's "Term Commitment"). Amounts borrowed as Term Loans which are repaid or prepaid by the Company may not be reborrowed.

            (b) The Revolving Credit. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make Loans to the Company (each such Loan, a "Revolving Loan") from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite the Bank's name in Schedule 2.01(b) under the heading "Revolving Commitment" (such amount as the same may be reduced pursuant to Section 2.05 or as a result of one or more assignments pursuant to Section 11.07, the Bank's "Revolving Commitment"); provided, however, that, after giving effect to any Borrowing of Revolving Loans, the Effective Amount of all Revolving Loans and L/C Obligations together shall not at any time exceed the Aggregate Revolving Commitment; and provided further, that the sum of (i) the Effective Amount of the Revolving Loans of any Bank, plus (ii) the participation of such Bank in the Effective Amount of all L/C Obligations, shall not at any time exceed such Bank's Revolving Commitment. Within the limits of each Bank's Revolving Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this subsection 2.01(b), prepay pursuant to Section 2.06 and reborrow pursuant to this subsection 2.01(b).

            (c) Funding of Term Loans. Each Bank's obligation to fund its Term Loan on the Closing Date shall be satisfied by deeming that each Bank's term loan outstanding as of the Closing Date under the Prior Credit Agreement, which loans aggregate $30,000,000 in principal amount, (the "Existing Term Loans") shall be deemed to be its Term Loan hereunder.

            (d) Continuation of Interest Periods. Each of the Existing Term Loans and each "Revolving Loan" (as such term is defined in the Prior Credit Agreement) that are outstanding under the Prior Credit Agreement as of the Closing Date and that are "Eurodollar Rate Loans" (as such term is defined in the Prior Credit Agreement) shall continue with the same Interest Period hereunder as the interest period in effect under the Prior Credit Agreement with respect to such loan, until the expiration of such interest period, and shall, until the expiration of such interest period, bear interest at the "Eurodollar Rate" in effect under and as defined in the Prior Credit Agreement with respect to such loans (plus the Applicable Margin hereunder).

      2.02 Loan Accounts. The Loans made by each Bank shall be evidenced by one or more loan accounts maintained by such Bank in the ordinary course of business. The loan accounts maintained by the Agent and each Bank shall be rebuttable presumptive evidence of the amount of the Loans made by the Banks to the Company and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans.

      2.03  Procedure for Borrowing.

            (a) Each Borrowing shall be made upon the written notice of the Company in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 9:00 a.m. (San Francisco time) (i) three Business Days prior to the requested borrowing date, in the case of Eurodollar Rate Loans, (ii) two Business Days prior to the requested borrowing date, in the case of CD Rate Loans, and (iii) on the requested borrowing date, in the case of Reference Rate Loans, specifying:

                        (A) the amount of the Borrowing, which shall be in an aggregate minimum principal amount of (i) $3,000,000 or any multiple of $ 1,000,000 in excess thereof, in the case of Eurodollar Rate Loans or CD Rate Loans, and (ii) $ 1,000,000 or any multiple of $ 1,000,000 in excess thereof, in the case of Reference Rate Loans;

                        (B) the requested borrowing date, which shall be a Business Day;

                        (C) whether the Borrowing is to be comprised of Eurodollar Rate Loans, CD Rate Loans or Reference Rate Loans; and

                        (D) with respect to Eurodollar Rate Loans and CD Rate Loans, the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing shall fail to specify the duration of the Interest Period for any Borrowing comprised of CD Rate Loans or Eurodollar Rate Loans, such Interest Period shall be 90 days or three months, respectively.

            (b) Upon receipt of the Notice of Borrowing, the Agent will promptly notify each Bank thereof of the amount of such Bank's Commitment Percentage of the Borrowing.

            (c) Each Bank will make the amount of its Commitment Percentage of the Borrowing available to the Agent for the account of the Company at the office specified by the Agent in Section 11.02 for payment by 10:00 a.m. (San Francisco time), in the case of CD Rate Loans or Eurodollar Rate Loans, or 12:00 noon (San Francisco time), in the case of Reference Rate Loans, in each case on the borrowing date requested by the Company in funds immediately available to the Agent. Unless any applicable condition specified in Article V has not been satisfied, the proceeds of all such Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

            (d) After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than ten different Interest Periods in effect.

      2.04  Conversion and Continuation Elections.

            (a)   The Company may upon irrevocable written notice to the Agent:

                  (i) elect to convert on any Business Day, any Reference Rate Loans (or any part thereof in an amount not less than $3,000,000 or an integral multiple of $1,000,000 in excess thereof) into Eurodollar Rate Loans or CD Rate Loans;

                  (ii) elect to convert on any Interest Payment Date, any CD Rate Loans or Eurodollar Rate Loans maturing on such Interest Payment Date (or any part thereof in an amount not less than (A) $3,000,000 or an integral multiple of $1,000,000 in excess thereof, in the case of a conversion into CD Rate Loans or Eurodollar Rate Loans, or (B) $1,000,000 or an integral multiple of $1,000,000 in excess thereof, in the case of a conversion into Reference Rate Loans), in the case of CD Rate Loans, into Eurodollar Rate Loans or Reference Rate Loans, and in the case of Eurodollar Rate Loans, into CD Rate Loans or Reference Rate Loans; or

                  (iii) elect to continue, on any Interest Payment Date therefor, any CD Rate Loans or Eurodollar Rate Loans (or any part thereof in an amount not less than $3,000,000 or an integral multiple of $l,000,000);

provided, that if the aggregate amount of CD Rate Loans or Eurodollar Rate Loans shall have been reduced by payment, prepayment, or conversion of part thereof to be less than $3,000,000, the CD Rate Loans or Eurodollar Rate Loans shall automatically convert into Reference Rate Loans, and on and after such date the right of the Company to continue such Loans as Eurodollar Rate Loans or CD Rate Loans, as the case may be, shall terminate.

            (b) The Company shall deliver by telex, cable or facsimile, confirmed immediately in an original writing, a Notice of Conversion/Continuation to be received by the Agent not later than 9:00 a.m. (San Francisco time) at least (i) three Business Days in advance of the Conversion Date or continuation date, if the Loans are to be converted into or continued as

Eurodollar Rate Loans; (ii) two Business Days in advance of the Conversion Date or continuation date, if the Loans are to be converted into or continued as CD Rate Loans; and (iii) on the Conversion Date or continuation date, if the Loans are to be converted into Reference Rate Loans, specifying:

                        (A)   the proposed Conversion Date or continuation date;

                        (B) the aggregate amount of Loans to be converted or continued;

                        (C) the nature of the proposed conversion or continuation; and

                        (D) the duration of the requested Interest Period, if applicable.

            (c) If upon the expiration of any Interest Period applicable to CD Rate Loans or Eurodollar Rate Loans, the Company has failed to select a new Interest Period to be applicable to such CD Rate Loans or Eurodollar Rate Loans, as the case may be, or if any Event of Default shall then exist, the Company shall be deemed to have elected to convert such CD Rate Loans or Eurodollar Rate Loans into Reference Rate Loans effective as of the expiration date of such current Interest Period.

            (d) Upon receipt of a Notice of Conversion/ Continuation, the Agent will promptly notify each Bank thereof, or, if no timely notice is provided, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made pro rata according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

            (e) After giving effect to any conversion or continuation of any Loans, unless the Agent shall otherwise consent, there shall not be more than 10 different Interest Periods in effect.

      2.05 Voluntary Termination or Reduction of Commitments. The Company may, upon not less than five Business Days' prior notice to the Agent, terminate the Aggregate Revolving Commitment or permanently reduce the Aggregate Revolving Commitment by an aggregate minimum amount of $5,000,000 or any multiple of $ 1,000,000 in excess thereof, provided that no such reduction or termination shall be permitted if the Effective Amount of all outstanding Revolving Loans and L/C Obligations would exceed the Aggregate Revolving Commitment then in effect, or (b) the Effective Amount of all L/C Obligations then outstanding would exceed the Aggregate L/C Commitment then in effect; and, provided, further, that once reduced in accordance with this Section 2.05, the Aggregate Revolving Commitment and, if applicable the Aggregate L/C Commitment may not be increased. Any reduction of the Aggregate Revolving Commitment shall be applied to each Bank's Commitment in accordance with such Bank's Commitment Percentage. If and to the extent specified by the Company in the notice to the Agent, some or all of the reduction in the Aggregate Revolving Commitment shall be applied to reduce the Aggregate L/C Commitment, subject to the first proviso of the first sentence of this Section. If any of the Commitments are terminated in their entirety, all accrued commitment fees to the effective date of such termination shall be payable on the effective date of such termination without any premium or penalty.

      2.06 Optional Prepayments. Subject to Section 4.04, the Company may, at any time or from time to time, upon at least three Business Days' notice to the Agent for CD Rate Loans or Eurodollar Rate Loans and one Business Days notice for Reference Rate Loans, ratably prepay Loans in whole or in part, in amounts of $2,000,000 or any multiple of $1,000,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Reference Rate Loans, CD Rate Loans or Eurodollar Rate Loans, or any combination thereof. Such notice shall not thereafter be revocable by the Company and the Agent will promptly notify each Bank thereof and of the amount of such Bank's Commitment Percentage of such prepayment. If such notice is given, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and the amounts required pursuant to Section 4.04.

      2.07  Repayment.

            (a) The Term Credit. The Company agrees to repay the principal amount of the Term Loans in six (6) equal semi-annual installments of $5,000,000 each, beginning on December 31, 1997, and thereafter on the last Business Day of each June and December of each year thereafter, through and including June 30, 2000 (the "Term Credit Maturity Date"), on which date the final installment shall be due and payable.

            (b) The Revolving Credit. The Company agrees to repay the principal amount outstanding as of the Revolving Termination Date of the Revolving Loans in ten equal semiannual installments (i) beginning on the last Business Day in December, 1999 (as such date may be extended pursuant to the terms of and subject to the conditions of subsection 2.15(b)), and (ii) thereafter on the last Business Day of June and December of each year thereafter, through and including the last Business Day in June, 2004 (as such date may be extended pursuant to the terms of and subject to the conditions of subsection 2.15(b)).

      2.08  Interest

            (a) Subject to subsection 2.08(c), each Loan shall bear interest on the outstanding principal amount thereof from the date when made until it becomes due at a rate per annum equal to the CD Rate, the Eurodollar Rate or the Reference Rate, as the case may be, plus the Applicable Margin.

            (b) Interest on each Loan shall be payable in arrears on each Interest Payment Date. Interest shall also be payable on the date of any prepayment of Loans pursuant to Sections 2.05 and 2.06 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, after the occurrence and during the continuance of any Event of Default, interest shall be payable on demand.

            (c) If any amount of principal of or interest on any Loan, or any other amount payable hereunder or under any of the other Loan Documents is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the Company agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, payable on demand, at a fluctuating rate per annum equal to the Reference Rate plus two percent.

      2.09  Fees.

            (a) Agency Fee. The Company shall pay an agency fee to the Agent for the Agent's own account, in the amounts and at the times as required by the letter agreement dated as of May 30, 1997, between the Company and the Agent.

            (b) Commitment Fees. The Company shall pay to the Agent for the account of each Bank a commitment fee on the average daily unused portion of such Bank's Revolving Commitment equal to 1.875% per annum. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing on September 30, 1997, and on the Revolving Termination Date. The Company shall also pay, on June 30, 1997, to the Agent for the account of each Bank, any unpaid commitment fees due and owing under subsection 2.09(b) of the Prior Credit Agreement through and including the Closing Date.

      2.10  Computation of Fees and Interest.

            (a) All computations of interest payable in respect of Reference Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest under this Agreement shall be made on the basis of a 360 day year and actual days elapsed, which results in more interest being paid than if computed on the basis of a 365-day year. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

            (b) The Agent will, with reasonable promptness, notify the Company and the Banks of each determination of a Eurodollar Rate or of a CD Rate, provided that any failure to so shall not relieve the Company of any liability hereunder. Any change in the interest rate on a Loan resulting from a change in the Reserve Percentage, Eurocurrency Reserve Percentage, or the Assessment Rate shall become effective as of the opening of business on the day on which such change in the Reserve Percentage, Eurocurrency Reserve Percentage, or the Assessment Rate becomes effective. The Agent will with reasonable promptness notify the Company and the Banks of the effective date and the amount of each such change, provided that any failure to do so shall not relieve the Company of any liability hereunder.

            (c) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Banks in the absence of manifest error.

      2.11  Payments by the Company.

            (a) All payments (including prepayments) to be made by the Company on account of principal, interest and fees shall be made without set-off or counterclaim and shall be made to the Agent, for the account of the Banks (except as otherwise provided in subsection 2.12(b) and Sections 4.01, 4.03, 4.04 and 4.06), at the Agent's office referenced in Section 11.02, in dollars and in immediately available funds no later than 12:00 noon (San Francisco time). The Agent will promptly distribute to each Bank the amount of its Commitment Percentage of such principal, interest, fees or other amounts, in like funds as received. Any payment which is received by the Agent later than 12:00 noon (San Francisco time) shall be deemed to have been received on the immediately succeeding Business Day.

            (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be; subject to the provisions set forth in the definition of "Interest Period" herein.

            (c) Unless the Agent shall have received notice from the Company prior to the date on which any payment is due to the Banks hereunder that the Company will not make such payment in full, the Agent may assume that the Company has made such payment in full to the Agent on such date and the Agent may (but shall not be so required), in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company shall not have made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate as in effect on such date.

      2.12  Payments by the Banks to the Agent.

            (a) Each Bank shall make available to the Agent in immediately available funds for the account of the Company an amount equal to the product of
(i) its Commitment Percentage times (ii) the amount of any Borrowing.

            (b) Unless the Agent shall have received notice from a Bank on or prior to the Closing Date or, with respect to each Borrowing after the Closing Date, at least one Business Day prior to the date of any proposed Borrowing, that such Bank will not make available to the Agent for the account of the Company the amount of that Bank's Commitment Percentage of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent on the borrowing date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent and the Agent in such circumstances has made available to the Company such amount, that Bank shall within two Business Days following the date of such Borrowing make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A certificate of the Agent submitted to any Bank with respect to amounts owing under this subsection 2.12(b) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent within two Business Days following the date of such Borrowing, the Agent shall notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing; provided, however, that the Company shall not be obligated to pay any amounts pursuant to
Section 4.04 as a result of such payment.

            (c) The failure of any Bank to make any Loan on any date of Borrowing shall not relieve any other Bank of any obligation hereunder to make a Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any Borrowing.

      2.13 Sharing of Payments, Etc. If, other than as provided in Section 4.01, 4.03, 4.04 or 4.06, any Bank shall obtain on account of the Loans made by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Commitment Percentage of payments on account of the Loans obtained by all the Banks, such Bank shall forthwith (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid thereto together with an amount equal to such paying Bank's Commitment Percentage (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank pursuant to this
Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.08(a)) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent shall keep records (which shall be conclusive and binding in the absence of manifest error), of participations purchased pursuant to this Section 2.13 and shall in each case notify the Banks following any such purchases.

      2.14 Guaranty of Obligations. The Obligations shall be jointly and severally guaranteed by the Guarantors pursuant to one or more Guaranties. Promptly after the date that any Person becomes a Subsidiary of the Company, and, in any event, within ten Business Days following receipt by the Company from the Agent of a request therefor, the Company will cause such Subsidiary to execute and deliver to the Agent and the Banks a guaranty of the Obligations in substantially the form of the Guaranty, along with such other items as reasonably requested by the Agent, at the request of any Bank, in connection with the foregoing, including resolutions, incumbency and officers certificates and opinions of counsel.

      2.15 Extension of Revolving Termination Date. (a) Not earlier than April 30, 1998 and not later than April 30, 1999, and, if the Revolving Termination Date has previously been extended pursuant to this Section 2.15, not earlier than the April 30 of the year immediately prior to the year in which the Revolving Termination Date then occurs, and not later than the April 30 of the year in which the Revolving Termination Date then occurs, the Company may, at its option, request that all the Banks extend the Revolving Termination Date by one year by means of a letter, addressed to the Agent and each Bank, substantially in the form of Exhibit I; provided, however, that notwithstanding the foregoing, the Revolving Termination Date shall occur on the date that the Commitments terminate pursuant to Section 9.02 or the Revolving Commitments are terminated pursuant to Section 2.05. The Revolving Termination Date shall be extended by one year if all of the Banks consent (in each Bank's sole and absolute discretion) to such extension, such consent to be given by executing and delivering to the Agent, no later than 15 Business Days after its receipt of such letter, a counterpart of such letter; provided, that, if, one or more Banks decline to consent to the extension of the Revolving Termination Date, any Bank's consent to such extension shall be nullified, and the Revolving Termination Date shall not be extended. If any Bank fails to execute and deliver such letter on or before the expiration of the aforesaid 15 Business Day period, such Bank shall be deemed to have declined to consent to extend the Revolving Termination Date, and the Revolving Termination Date shall not be extended.

            (b) In each instance that the Revolving Termination Date shall have been extended pursuant to subsection (a) of this Section, the date on which the first installment of principal is due under clause (i) of subsection 2.07(b) shall be extended to the last Business Day of the year in which the Revolving Termination Date (as so extended) occurs (such last Business Day, the "First Principal Payment Date"), and the date on which the last installment of principal is due under clause (ii) of subsection 2.07(b) shall be extended to the last Business Day in June of the year which is five years after the year in which the First Principal Payment Date occurs.


                                   ARTICLE III

                              THE LETTERS OF CREDIT

      3.01  The Letter of Credit Facility.

            (a)   From time to time on the terms and conditions set forth herein
(i) the Issuing Bank agrees prior to the Revolving Termination Date (A) to issue Letters of Credit for the account of the Company or its Subsidiaries (it being understood that the Company shall be liable hereunder for all obligations with respect to any Letters of Credit issued hereunder for the account of a Subsidiary, which for purposes hereof shall be deemed to be issued "for the account of the Company), (B) to amend Letters of Credit previously issued hereunder by it, in accordance with subsection 3.02(c), and (C) to honor drafts drawn under any Letter of Credit; and (ii) the Banks severally agree to participate in Letters of Credit (including the Letters of Credit described in subsection 3.03(a)) Issued for the account of the Company; provided, however, that the Issuing Bank shall not be obligated to Issue, and no Bank shall be obligated to participate in, any Letter of Credit if as of the date of and after giving effect to the Issuance of such Letter of Credit (1) the Effective Amount of all L/C Obligations plus the Effective Amount of all Revolving Loans exceeds (or would exceed) the Aggregate Revolving Commitment, (2) the participation of any Bank in the Effective Amount of all L/C Obligations plus the Effective Amount of the Revolving Loans of such Bank exceeds (or would exceed) such Bank's Commitment, or (3) the Effective Amount of L/C Obligations exceeds (or would exceed) the Aggregate L/C Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

            (b) The Issuing Bank shall be under no obligation to Issue any Letter of Credit if:

                  (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

                  (ii) the Issuing Bank has received written notice from any Bank, the Agent or the Company, on or prior to the Business Day prior to the requested date of issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then satisfied;

                  (iii) the expiry date of any requested Letter of Credit, other than a Retention Letter of Credit, is (x) more than one year after the date of issuance, unless the Issuing Bank and the Majority Banks have approved such expiry date in writing, or (y) after the Revolving Termination Date, unless all the Banks have approved such expiry date in writing; or the expiry date of any requested Retention Letter of Credit is more than two years after the date of issuance, unless all of the Banks have approved such expiry date in writing;

                  (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank;

                  (v) such Letter of Credit, other than a Retention Letter of Credit, is to be used for any purpose other than to support the Company's workers' compensation program, unless the Issuing Bank and the Majority Banks have approved such other purpose in writing; or such Retention Letter of Credit is to be used for any purpose other than to provide security in lieu of retention under any construction contract entered into by the Company, unless the Issuing Bank and the Majority Banks have approved such other purpose in writing; or

                  (vi) the face amount of any requested Retention Letter of Credit is less than $ 1,000,000.

      3.02  Issuance and Amendment of Letters of Credit.

            (a) Each Letter of Credit shall be Issued upon the irrevocable written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least ten days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by telecopy, telex or cable, confirmed immediately in an original writing, in substantially the form of Exhibit C, or an application form for issuances of standby letters of credit as shall at any time be in use at the applicable Issuing Bank, as such Issuing Bank shall request ("Letter of Credit Application") and shall specify in form and detail satisfactory to the Issuing
Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit (provided that the face amount of any Retention Letter of Credit shall not be less than $1,000,000); (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require. This Agreement shall control in the event of any conflict with a Letter of Credit Application.

            (b) At least two Business Days prior to the Issuance of any Letter of Credit or any amendment of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the Letter of Credit Application or Amendment Application from the Company and, if not, the Issuing Bank will provide the Agent with a copy of same. Unless the Issuing Bank has received notice on or before the Business Day immediately preceding the date the Issuing Bank is to Issue a requested Letter of Credit (A) from the Agent directing the Issuing Bank not to issue additional Letters of Credit because (x) the available Revolving Commitments equal zero, or the aggregate amount of all L/C Obligations equals or exceeds the Aggregate L/C Commitment; or (y) the stated amount of the Letter of Credit the Issuing Bank is being requested to issue exceeds the available Revolving Commitments or would cause the Effective Amount of the L/C Obligations to exceed the Aggregate L/C Commitment; or (B) from the Agent or any Bank that one or more conditions specified in Article V are not then satisfied; then subject to the terms and conditions hereof, the Issuing Bank will, on the requested date, Issue a Letter of Credit for the account of the Company or amend or reinstate a Letter of Credit, as the case may be, in accordance with the Issuing Bank's usual and customary business practices.

            (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Termination Date, the Issuing Bank will, upon the written request of the Company in form and substance satisfactory to the Issuing Bank (an "Amendment Application"), with a copy sent by the Company to the Agent, amend any Letter of Credit Issued by it; provided that the Issuing Bank shall be under no obligation to amend any Letter of Credit if:

                  (i) the Issuing Bank would have no obligation at such time to Issue such Letter of Credit in its amended form at such time under the terms of this Agreement; or

                  (ii) the beneficiary of any such Letter of Credit does not accept the Letter of Credit as amended.

            (d) From time to time while a Letter of Credit is outstanding after the Revolving Termination Date (subject to clause (iii) of subsection 3.01(b)), the Issuing Bank will, upon submission to the Issuing Bank of an Amendment Application in form and substance satisfactory to the Issuing Bank, with a copy sent by the Company to the Agent, amend any Letter of Credit Issued by it; provided that the Issuing Bank shall be under no obligation to amend any Letter of Credit after the Revolving Termination Date if:

                  (i) such Letter of Credit in its amended form would have an expiry date subsequent to that of the Letter of Credit as to which the Amendment Application has been submitted;

                  (ii) such Letter of Credit in is amended form would have an amount available for drawing in excess of that of the Letter of Credit as to which the Amendment Application has been submitted;

                  (iii) a Default or Event of Default has occurred and is continuing as of the date of the Amendment Application; or

                  (iv) the beneficiary of any such Letter of Credit does not accept the Letter of Credit as amended.

            (e) The Agent will promptly notify the Banks of the receipt by it of any Letter of Credit Application or Amendment Application.

            (f) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Majority Banks), deliver any notices of termination or other communications to any Letter of Credit (other than a Retention Letter of Credit) beneficiary or transferee, or take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit (other than a Retention Letter of Credit) to be a date not later than the Revolving Termination Date.

      3.03  Participations, Drawings and Reimbursements.

            (a) As of the Closing Date, the Existing Letters of Credit will be deemed for all purposes Letters of Credit Issued and outstanding under this
Article III, and will be governed by applications and agreements pertaining thereto and by this Agreement (which shall control in the event of a conflict). Each Bank (other than the Issuing Bank) shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank on the Closing Date a participation in such Letters of Credit and each drawing thereunder in an amount equal to the product of (i) the Commitment Percentage of the Bank, times (ii) the face amount of such Letters of Credit. For purposes of subsection 3.01 (a), the Existing Letters of Credit shall be deemed to utilize the Revolving Commitment of each Bank (other than the Issuing Bank) by an amount equal to the amount of such participation and to utilize the Revolving Commitment of the Issuing Bank by an amount equal to the face amount of such Letters of Credit less the aggregate amount of such participations.

            (b) Immediately upon the Issuance of each Letter of Credit in addition to that described in subparagraph (a), each Bank (other than the applicable Issuing Bank) shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Commitment Percentage of the Bank, times (ii) the face amount of such Letter of Credit. For purposes of subsection 3.01(a), each Issuance of a Letter of Credit shall be deemed to utilize the Revolving Commitment of each Bank (other than the applicable Issuing Bank) by an amount equal to the amount of such participation and to utilize the Revolving Commitment of the Issuing Bank by an amount equal to the face amount of such Letter of Credit less the aggregate amount of such participations.

            (c) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the applicable Issuing Bank will promptly notify the Company. The Company shall reimburse the Issuing Bank prior to 11:00 a.m. (San Francisco time), on each date that any amount is paid by the Issuing Bank under any Letter of Credit, in an amount equal to the amount so paid by the Issuing Bank. In the event the Company shall fail to reimburse the Issuing Bank the full amount of any drawing under any Letter of Credit by 11:00 a.m. (San Francisco time) on the same date such drawing is honored by the Issuing Bank, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Bank thereof, and, if such drawing occurs before the Revolving Termination Date, the Company shall be deemed to have requested that Reference Rate Loans be made by the Banks to be disbursed on the date of payment by the Issuing Bank under the Letter of Credit, subject to the amount of the unutilized portion of the Revolving Commitment and subject to the conditions set forth in Section 5.02. If such drawing on any Letter of Credit occurs on or after the Revolving Termination Date, the Company shall be deemed to have incurred from the Issuing Bank a L/C Borrowing in the amount of such drawing, which shall be due and payable and shall bear interest in accordance with the terms of subsection 3.03(e) hereof. Any notice given by the Issuing Bank or the Agent pursuant hereto may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

            (d) Each Bank will upon receipt of any notice pursuant to subsection 3.03(c) make available to the Agent for the account of the Issuing Bank an amount in immediately available funds equal to its Commitment Percentage of the amount of the drawing, whereupon the participating Banks shall (subject to subsection 3.03(e)) each be deemed to have made a Revolving Loan consisting of a Reference Rate Loan to the Company in that amount. If any Bank so notified shall fail to make available to the Agent for the account of the Issuing Bank the amount of such Bank's Commitment Percentage of the amount of the drawing by no later than 12:00 noon (San Francisco time) on the date such drawing was honored by the Issuing Bank (the "Participation Date"), then interest shall accrue on such Bank's obligation to make such payment, from the Participation Date to the date such Bank makes such payment at a rate per annum equal to the Federal Funds Rate in effect from time to time. The Agent will promptly give notice of the occurrence of the Participation Date, but failure of the Agent to give any such notice on the Participation Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this Section 3.03.

            (e) With respect to any unreimbursed drawing which is not converted into Revolving Loans consisting of Reference Rate Loans to the Company in whole or in part, because of the Company's failure to satisfied the conditions set forth in Section 5.02, because the drawing on any Letter of Credit occurred on or after the Revolving Termination Date, or for any other reason, the Company shall be deemed to have incurred from the Issuing Bank a L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest until such demand at a rate per annum equal to the Reference Rate plus two percent, and each Bank's payment to the Issuing Bank pursuant to subsection 3.03(d) shall be deemed a L/C Advance in satisfaction of its participation obligation under this
Section 3.03.

      3.04  Repayment of Participations.

            (a) Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of funds from the Company (i) in reimbursement of any payment made by the Issuing Bank under any Letter of Credit with respect to which any Bank has theretofore paid the Agent for the account of the Issuing Bank for such Bank's participation in such Letter of Credit pursuant to Section 3.03, or (ii) in payment of interest thereon; the Agent will pay to each Bank, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Bank's Commitment Percentage of such funds, and the Issuing Bank shall receive the amount of the Commitment Percentage of such funds of any Bank that did not so pay the Agent for the account of the Issuing Bank.

            (b) If the Agent or the Issuing Bank is required at any time to return to the Company or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by the Company to the Agent for the account of the Issuing Bank pursuant to subsection 3.04(a) in reimbursement of a payment made under any Letter of Credit or interest thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Commitment Percentage of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

      3.05  Role of the Issuing Bank.

            (a) Each Bank agrees that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. Neither the Issuing Bank nor any of its Affiliates, correspondents, participants or assignees, or any of their respective officers, directors or employees, shall be liable to any Bank for:

                  (i) any action taken or omitted in connection herewith at the request or with the approval of the Banks (including the Majority Banks, as applicable);

                  (ii) any action taken or omitted in the absence of gross negligence or wilful misconduct; or

                  (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

            (b) The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Neither the Issuing Bank, nor any of its Affiliates, correspondents, participants or assignees, or any of their respective officers, directors or employees, shall be liable or responsible for any of the matters described in paragraphs (i) through (vii) of Section 3.06; provided, however, anything in such clauses to the contrary notwithstanding, that the Company may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence or (ii) the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate both strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

      3.06 Obligations Absolute. The obligations of the Company under this Agreement and any L/C-Related Document to reimburse the Issuing Bank, and to repay L/C Borrowings and L/C Borrowings converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and such other L/C-Related Document under all circumstances, including the following:

                  (i) any lack of validity or enforceability of this Agreement, any Letter of Credit or any other L/C-Related Document;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

                  (iii) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

                  (iv) any certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment is made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                  (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

      3.07 Cash Collateral Pledge. Upon the request of Agent, (i) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit or (ii) if, as of the Revolving Termination Date, any Letters of Credit (other than any Retention Letters of Credit) may for any reason remain outstanding and partially or wholly undrawn, or (iii) if, after the Revolving Termination Date, any Retention Letters of Credit remain outstanding and partially or wholly undrawn and there shall occur a Default or Event of Default, the Company shall immediately pay over, pledge and deliver, pursuant to a security agreement in form and substance acceptable to the Agent, cash in an amount equal to the maximum amount available for drawing under any outstanding Letters of Credit, to the Agent for the benefit of the Banks as collateral.

      3.08 Letter of Credit Fees. The Company shall pay to the Agent for the benefit of the Banks letter of credit fees equal to (i) 0.500% per annum, in each case of the face amount of outstanding Letters of Credit other than Retention Letters of Credit, and (ii) 0.325% per annum, in each case of the face amount of outstanding Retention Letters of Credit. Such fees shall be payable quarterly in arrears on the last day of each calendar quarter. The Company shall pay BofA, in its capacity as Issuing Bank, a letter of credit fronting fee in the amount and at the times as set forth in a letter agreement between the Company and BofA, as Issuing Bank, dated as of May 30, 1997, and shall pay any other Issuing Bank a letter of credit fronting fee as agreed to from time to time by the Company and such Issuing Bank.

      3.09 Additional Issuing Bank. If BofA as Issuing Bank declines to Issue a requested Letter of Credit due to the circumstances set forth in clause (i) of subsection 3.01(b), then the Company shall have the right to designate an additional Bank as an Issuing Bank hereunder, provided that such Issuing Bank shall have notified the Agent in writing prior to the Issuance of any Letter of Credit by it that it is an Issuing Bank hereunder with respect to Letters of Credit and upon receipt by Agent of such notice, the definition of 'Issuing Bank' hereunder shall be deemed to be amended thereby.


                                   ARTICLE IV

                     TAXES, YIELD PROTECTION AND ILLEGALITY

      4.01  Taxes.

            (a) Subject to subsection 4.01(g), any and all payments by the Company to each Bank or the Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Bank's net income by the jurisdiction under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

            (b) In addition, the Company shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

            (c) Subject to subsection 4.01(g), the Company shall indemnify and hold harmless each Bank and the Agent for the fall amount of Taxes or Other Taxes (including without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.01) paid by the Bank or the Agent in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes or Other Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date the Bank or the Agent makes written demand therefor. Should the Agent or a Bank determine in its sole discretion to seek a refund or rebate of some or all of the amount of Taxes, Other Taxes or other liability paid by it and for which it was indemnified by the Company and should it receive some or all of the refund or rebate which it sought, it shall return to the Company the difference between the amount of such refund or rebate and its reasonable costs and expenses of counsel (and the allocated cost of internal counsel) incurred by it in procuring such refund or rebate.

            (d) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent; then, subject to subsection 4.01(g):

                  (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.01) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

                  (ii)  the Company shall make such deductions; and

                  (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

            (e) Within 30 days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

            (f) Each Bank which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) agrees that:

                  (i) it shall, no later than the Closing Date (or, in the case of a Bank which becomes a part hereto pursuant to Section 11.07 after the Closing Date, the date upon which the Bank becomes a part hereto) deliver to the Company through the Agent:

                        (A) if any Lending Office is located in the United States, two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), and

                        (B) if any Lending Office is located outside the United States, two accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001"), in each case indicating that the Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such Lending Office or Offices under this Agreement free from withholding of United States Federal income tax;

                  (ii) if at any time the Bank changes its Lending Office or Offices or selects an additional Lending Office as herein provided, it shall with reasonable promptness deliver to the Company through the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder:

                        (A) if such changed or additional Lending Office is located in the United States, two accurate and complete signed originals of Form 4224; or

                        (B) otherwise, two accurate and complete signed originals of Form 1001,

      in each case indicating that the Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional Lending Office under this Agreement free from withholding of United States federal income tax;

                  (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a change in the most recent Form 4224 or Form 1001 previously delivered by such Bank and if the delivery of the same be lawful, deliver to the Company through the Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by the Bank; and

                  (iv) it shall, promptly upon the Company's reasonable request to that effect, deliver to the Company such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Bank's tax status for withholding purposes.

            (g) The Company will not be required to pay any additional amounts in respect of United States federal income tax pursuant to subsection 4.01(d) to any Bank for the account of any Lending Office of such Bank:

                  (i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with its obligations under subsection 4.01(f) in respect of such Lending Office;

                  (ii) if such Bank shall have delivered to the Company a Form 4224 in respect of such Lending Office pursuant to subsection 4.01(f)(i)(A), and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                  (iii) if the Bank shall have delivered to the Company a Form 1001 in respect of such Lending Office pursuant to Section 4.01(f)(i)(B), and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

            (h) If the Company is required to pay additional amounts to any Bank or the Agent pursuant to subsection 4.01(d), then such Bank shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue if such change in the judgment of such Bank is not otherwise disadvantageous to such Bank.

      4.02  Illegality.

            (a) If any Bank shall determine that the introduction of any Requirement of Law or any change in or in the interpretation or administration thereof has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its Lending Office to make Eurodollar Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, the obligation of the Bank to make Eurodollar Rate Loans shall be suspended until the Bank shall have notified the Agent and the Company that the circumstances giving rise to such determination no longer exists.

            (b) If a Bank shall determine that it is unlawful to maintain any Eurodollar Rate Loan, the Company shall prepay in full all Eurodollar Rate Loans of the Bank then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if the Bank may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Eurodollar Rate Loans. The Company may in such event borrow one or more Reference Rate Loans or CD Rate Loans in accordance with Article II hereof.

            (c) If the obligation of any Bank to make or maintain Eurodollar Rate Loans has been terminated, the Company may elect, by giving notice to the Bank through the Agent, that all Loans requested by it which would otherwise be made by the Bank as Eurodollar Rate Loans shall be instead Reference Rate Loans.

            (d) Before giving any notice to the Agent pursuant to this Section 4.02, the affected Bank shall designate a different Lending Office with respect to its Eurodollar Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise significantly disadvantageous to the Bank.

      4.03  Increased Costs and Reduction of Return.

            (a) If any Bank shall determine that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the CD Rate or the Eurodollar Rate or in respect of the assessment rate payable by any Bank to the FDIC for insuring U.S. Deposits) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank or any corporation controlling such Bank of agreeing to make or making, funding or maintaining any Eurodollar Rate Loans or CD Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall be liable for, and shall from time to time, upon demand therefor by such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

            (b) If any Bank shall have determined that the introduction of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by the Bank (or its Lending Office) or any corporation controlling the Bank, with any request, guideline or directive regarding capital adequacy (whether or not having the force of law) of any such central bank or other authority, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as at consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Bank (with a copy of such demand to the Agent), the Company shall immediately pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase. In determining any amount due under subsection (a) or (b) of this Section, the affected Bank may use any reasonable averaging and attribution methods. No Bank shall be able to recover any amounts under this Section where such amounts were incurred or accrued more than 180 days prior to the date demand for such amounts is given to the Company.

      4.04 Funding Losses. The Company agrees to reimburse each Bank and to hold each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

            (a) the failure of the Company to make any payment (when due) or prepayment of principal of any Eurodollar Rate Loan or CD Rate Loan (including payments made after any acceleration thereof in accordance with Section 9.02);

            (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation (other than as a result of Section 4.05);

            (c) the failure of the Company to make any prepayment after the Company has given a notice in accordance with Section 2.06; or

            (d) the prepayment of a Eurodollar Rate Loan or a CD Rate Loan on a day which is not the last day of the Interest Period with respect thereto (other than as a result of an event requiring prepayment by the Company under subsection 2.12(b));

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Eurodollar Rate Loans or CD Rate Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Banks under this Section and under subsection 4.03(a), each Eurodollar Rate Loan and CD Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the IBOR used in determining the Eurodollar Rate for such Eurodollar Rate Loan or at the Certificate of Deposit Rate used in determining the CD Rate for such CD Rate Loan, as applicable, by a matching deposit or other borrowing in the interbank eurodollar market, or dollar certificates of deposit, as applicable, for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan or CD Rate Loan is in fact so funded.

      4.05 Inability to Determine Rates. If the Agent shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or the CD Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or CD Rate Loan or if the Majority Banks shall have determined that for any reason the Eurodollar Rate or the CD Rate applicable pursuant to subsection 2.08(a) for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or CD Rate Loan does not adequately and fairly reflect the cost to such Banks of funding such Loan, the Agent will forthwith give notice of such determination to the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain CD Rate Loans or Eurodollar Rate Loans, as the case may be, hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/ Continuation then submitted by it; provided, however, that the Company shall not be obligated to pay any amounts pursuant to Section 4.04 as a result of such revocation of notice. If the Company does not revoke such notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Reference Rate Loans instead of CD Rate Loans or Eurodollar Rate Loans, as the case may be.

      4.06 Certificates of Banks. Any Bank claiming reimbursement or compensation pursuant to this Article IV shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

      4.07  Survival. The agreements and obligations of the Company in this
Article IV shall survive the payment of all other Obligations.


                                    ARTICLE V

                              CONDITIONS PRECEDENT

      5.01 Conditions of Effectiveness of Agreement. The effectiveness of this Agreement is subject to the conditions that the principal payment due on the term loan under the Prior Credit Agreement on June 30, 1997 in the amount of $5,000,000 shall have been paid and the Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and its counsel and in sufficient copies for each Bank:

            (a)   Credit Agreement, Exhibits, Schedules and Guaranty.

                  (i) This Agreement executed by the Company, the Agent, and each of the Banks (including, in the case of BofA, in its capacity as Issuing Bank);

                  (ii) Copies of all Exhibits and Schedules referenced in this Agreement reviewed and approved by the Banks;

                  (iii) The Guaranty, dated as of the Closing Date, executed by each Subsidiary of the Company.

            (b)   Resolutions; Incumbency.

                  (i) Copies of the resolutions of the board of directors of the Company and each Guarantor approving and authorizing the execution, delivery and performance of this Agreement, the other Loan Documents to be delivered by it hereunder and, as applicable, authorizing the borrowing of the Loans or the guaranty of the Obligations, certified as of the Closing Date by the Secretary or an Assistant Secretary of such corporation;

                  (ii) A certificate of the Secretary or Assistant Secretary of the Company, and each Guarantor, certifying the names and true signatures of the officers, of such corporation, authorized to execute and deliver, as applicable, this Agreement, the Guaranty, and all other Loan Documents to be delivered hereunder (which may, if applicable, be satisfied by a certificate from the Secretary or Assistant Secretary of such corporation dated as of the Closing Date to the effect that officers so forth in the incumbency certificates previously provided to the Agent and the Banks are unchanged), certifying that the articles or certificate of incorporation and bylaws of the Company or such Guarantor as delivered to BofA as the Agent under the Prior Credit Agreement have not been amended or modified in any respect, and certifying that the Company and each such Guarantor is in good standing in their respective jurisdictions of incorporation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect;

            (c) Legal Opinion. An opinion of Michael Futch, general counsel to the Company and the Guarantors, addressed to the Agent and the Banks, substantially in the form of Exhibit D;


            (d) Certificate. A certificate signed by a Responsible Officer, dated as of the Closing Date, stating that:

                  (i) the representations and warranties contained in Article VI are true and correct on and as of such date, as though made on and as of such date, except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date;

                  (ii) no Default or Event of Default exists or would result from the Borrowing made or requested on the Closing Date;

                  (iii) there has occurred since December 31, 1996, no Material Adverse Effect;

                  (iv) the Company and each Guarantor are each in good standing in their respective states of incorporation and in the case of Intermountain Slurry Seal, Inc., Bear River Contractors, Pozzolan Products Company (P.P.C.), and GILC Incorporated, of each state where such Guarantor is qualified to do business as a foreign corporation, all as more fully set forth in Schedule 5.01(d); and

            (e) Other Documents. Such other approvals, opinions or documents as any Bank may reasonably request.

      5.02 Conditions to all Credit Extensions. The obligation of each Bank to make, continue or convert any Loan to be made by it hereunder, and the obligation of the Issuing Bank to Issue any Letter of Credit, is subject to the satisfaction of the following conditions precedent on the relevant Borrowing, conversion, continuation or Issuance date:

            (a) Notice. The Agent shall have received a Notice of Borrowing or a Notice of Conversion/Continuation or, in the case of any Issuance of any Letter of Credit (other than the Existing Letters of Credit), the Issuing Bank and the Agent shall have received a Letter of Credit Application or Amendment Application, as required under Section 3.02;

            (b) Continuation of Representations and Warranties. The representations and warranties made by the Company contained in Article VI, and the representations and warranties made by the Guarantor(s) in the Guaranty(ies), shall be true and correct on and as of such date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date; and

            (c) No Existing Default. No Default or Event of Default shall exist or shall result from such Borrowing, conversion, continuation or Issuance.

Each Borrowing, conversion, continuation, or request for the Issuance of a Letter of Credit by the Company hereunder shall constitute a representation and warranty by the Company hereunder as of the date of each such Borrowing, conversion, continuation or Issuance that the conditions in this Section 5.02 have been satisfied.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

      The Company represents and warrants to the Agent and each Bank that:

      6.01  Corporate Existence and Power. The Company and each of its
Subsidiaries:

            (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

            (b) has the power and authority and all material governmental licenses, authorizations, consents and approvals to own its assets, to carry on its business and to execute, deliver and perform its obligations under the Loan Documents;

            (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, except where the failure to be so qualified or licensed would not have a Material Adverse Effect; and

            (d) is in compliance with all Requirements of Law, except to the extent that noncompliance would not result in liability in excess of $300,000 in the aggregate.

      6.02 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company and its Subsidiaries of this Agreement and any other Loan Document to which such Person is party have been duly authorized by all necessary corporate action and do not and will not:

            (a) contravene the terms of that Person's certificate of incorporation, bylaws or other organization document;

            (b) conflict with or result in any material breach or contravention of, or the creation of any Lien under, any material indenture, agreement, lease, instrument, Contractual Obligation, injunction, order, decree or undertaking to which such Person is a party; or

            (c) to the best knowledge of the Company, violate any Requirement of Law.

      6.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by or enforcement against the Company or any of its Subsidiaries of this Agreement or any other Loan Document or any other instrument or agreement required hereunder to be made by the Company or any of its Subsidiaries.

      6.04 Binding Effect. This Agreement and each other Loan Document to which the Company or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of the Company, enforceable against such Person in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application.

      6.05 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the best knowledge of the Company, threatened or contemplated at law, in equity, in arbitration or before any Governmental Authority, against the Company or any of its Subsidiaries or any of their respective properties which:

            (a) purport to affect or pertain to this Agreement, or any Loan Document, or any of the transactions contemplated hereby or thereby; or

            (b) if determined adversely to the Company or any of its Subsidiaries, is reasonably likely to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

      6.06 No Default No Default or Event of Default exists or would result from the incurring of obligations by the Company under this Agreement or any other Loan Document. Neither the Company, nor any of its Subsidiaries, is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, is reasonably likely to have a Material Adverse Effect.

      6.07  ERISA Compliance.

            (a) Schedule 6.07 lists all Plans maintained or sponsored by the Company or its Subsidiaries to which they are obligated to contribute, and separately identifies Plans intended to be Qualified Plans and Multiemployer Plans. All written descriptions thereof provided to the Agent are true and complete in all material respects.

            (b) Except as set forth in Schedule 6.07, each Qualified Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law, including all requirements under the Code or ERISA for filing reports (which are true and correct in all material respects as of the date filed), and benefits have been paid in accordance with the provisions of such Qualified Plan.

            (c) Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the Code, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the Code, and to the best knowledge of the Company nothing has occurred which would cause the loss of such qualification or tax-exempt status.

            (d) Except as set forth in Schedule 6.07, the Company has no outstanding liability under Title IV of ERISA with respect to (i) any Plan maintained or sponsored by the Company or its Subsidiaries or any ERISA Affiliate (as to which the Company or its Subsidiaries is or may be liable), or
(ii) any Plan to which the Company and its Subsidiaries or any ERISA Affiliate (wherein the Company or its Subsidiaries is or may be liable) contributes or is obligated to contribute.

            (e) Except as set forth on Schedule 6.07, none of the Qualified Plans subject to Title IV of ERISA has any Unfunded Pension Liability as to which the Company and its Subsidiaries is or may be liable.

            (f) Except as set forth in Schedule 6.07, no Qualified Plan provides medical or other welfare benefits or extends coverage relating to such benefits beyond the date of a participants termination of employment with the Company or its Subsidiaries, except to the extent required by Section 4980B of the Code and at the sole expense of the participant or the beneficiary of the participant to the fullest extent permissible under such Section of the Code. The Company and its Subsidiaries have complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code.

            (g) Except as set forth in Schedule 6.07, (i) no ERISA Event has occurred or is reasonably expected to occur with respect to any Qualified Plan, and (ii) the Company and its Subsidiaries have not received notice that an ERISA Event has occurred or is reasonably expected to occur with respect to any Multiemployer Plan.

            (h) There are no pending or, to the best knowledge of the Company, threatened claims, actions or lawsuits, other than routine claims for benefits in the usual and ordinary course, asserted or instituted against (i) any Plan maintained or sponsored by the Company or its Subsidiaries or, its assets, (ii) any member of the Controlled Group with respect to any Qualified Plan of the Company or its Subsidiaries, or (iii) any fiduciary with respect to any Plan for which the Company or its Subsidiaries may be directly or indirectly liable, through indemnification obligations or otherwise.

            (i) Except as set forth in Schedule 6.07, the Company and its Subsidiaries have not incurred nor reasonably expects to incur any liability in excess of $1,000,000 in the aggregate (i) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) or
(ii) under Title IV of ERISA (other than premiums due and not delinquent under Section 4007 of ERISA) with respect to a Plan.

            (j) Except as set forth in Schedule 6.07, the Company and its Subsidiaries have not transferred any Unfunded Pension Liability outside of the Controlled Group or otherwise engaged in a transaction that could be subject to
Section 4069 or 4212(c) of ERISA.

            (k) The Company and its Subsidiaries have not engaged, directly or indirectly, in a non-exempt prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan which is reasonably likely to have a Material Adverse Effect.

      6.08 Use of Proceeds, Margin Regulations. The proceeds of the Loans shall be used solely for the purposes set forth in and permitted by Section 7.11 and
Section 8.20. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. The aggregate value of all Margin Stock directly or indirectly owned by the Company and its Subsidiaries is less than 25% of the aggregate value of the consolidated assets of the Company and its Subsidiaries.

      6.09 Title to Properties. The Company and each of its Subsidiaries has good record and marketable title in fee simple to or valid leasehold interests in all its property, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. The property is free and clear of all Liens, except Permitted Liens.

      6.10 Taxes. The Company and each of its Subsidiaries have filed all federal and other material tax returns and reports required to be filed and have paid all federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no Notice of Lien has been filed or recorded. The Company has no knowledge of any proposed tax assessment against the Company or any of its Subsidiaries which would, if the assessment were made, have a Material Adverse Effect.

      6.11  Financial Condition.

            (a) The audited consolidated financial statements of the Company and its Subsidiaries dated December 31, 1996, and the related consolidated statements of operations, stockholders' equity and cash flows for the fiscal year ended on that date:

                  (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                  (ii) are complete, accurate and fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

                  (iii) show all material indebtedness and other liabilities, direct or contingent of the Company and its consolidated Subsidiaries as of the date thereof (including liabilities for taxes and material commitments).

            (b) Since December 31, 1996, there has been no Material Adverse Effect.

            (c) Schedule 6.11(c) sets forth the Company's and its Subsidiaries' leases, obligation to pay a dividend, and letters of credit existing as of the Closing Date.

      6.12  Environmental Matters.

            (a) The on-going operations of the Company and each of its Subsidiaries, after the Closing Date, comply in all respects with all Environmental Laws, except such non-compliance which would not result in liability in excess of $2,000,000 in the aggregate.

            (b) Except as specifically identified in Schedule 6.12, and except to the extent that noncompliance would not result in liability in excess of $300,000 in the aggregate, the Company and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") necessary for its operations, and all such Environmental Permits are in good standing, and the Company and each of its Subsidiaries is in compliance with all terms and conditions of such Environmental Permits.

            (c) Except as specifically identified in Schedule 6.12, none of the Company or any of its Subsidiaries or any of their present property or operations is subject to any outstanding written order from or agreement with any Governmental Authority or other Person, nor is subject to any judicial or docketed administrative proceeding respecting any Environmental Law, Environmental Claim or Hazardous Material.

            (d) There are no conditions or circumstances relating to any property of the Company or its Subsidiaries, or arising from operations of the Company or its Subsidiaries conducted prior to the Closing Date which, together with all other such conditions and circumstances relating to all other Properties and operations, may give rise to Environmental Claims with a potential liability as to the Company and its Subsidiaries together in excess of $9,000,000 in the aggregate. Schedule 6.12 contains the Company's good faith estimate of clean-up costs associated with hydrocarbon contamination at the Properties described therein. Notwithstanding the foregoing, (i) neither the Company nor any of its Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws or
(y) that are leaking or disposing of Hazardous Materials off-site, (ii) the Company and its Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA or any other Environmental Law, and (iii) no Hazardous Materials have been Released at, on or under any site, facility or vessel now or previously owned, operated or leased by the Company or any of its Subsidiaries that would have a Material Adverse Effect.

            (e) Except as specifically identified in Schedule 6.12, the Company has no knowledge of any oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the Company or any of its Subsidiaries and no site, facility or vessel now or previously owned, operated or leased by the Company or any of its Subsidiaries is listed or proposed for listing on the NPL, CERCLIS or any similar state list of sites requiring investigation or clean-up.

      6.13 Regulated Entities. None of the Company, any Person controlling the Company, or any Subsidiaries of the Company, is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or any other federal or state statute or regulation limiting its ability to incur Indebtedness.

      6.14 No Burdensome Restrictions. Neither the Company nor any of its Subsidiaries is a party to or bound by any Contractual Obligation or is subject to any charter or corporate restriction or any Requirement of Law which is reasonably likely to have a Material Adverse Effect.

      6.15 Solvency. The Company and is Subsidiaries, when taken together as a whole, are Solvent.

      6.16 Labor Relations. There are no strikes, lockouts or other labor disputes against the Company or any of its Subsidiaries, or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries, and no significant unfair labor practice complaint is pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, threatened against any of them before any Governmental Authority, which is reasonably likely to result in a Material Adverse Effect.

      6.17 Copyrights, Patents. Trademarks and Licenses, etc. The Company and its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed by the Company or any of its Subsidiaries infringes upon any rights owned by any other Person; except as set forth on Schedule 6.17, no claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, is reasonably likely to result in a Material Adverse Effect.

      6.18 Subsidiaries. The Company has no Subsidiaries other than those listed on Schedule 6.18 hereto or those notified to the Agent pursuant to subsection 7.03(i) and has no equity investments in any other corporation or entity other than those listed on Schedule 6.18 hereto.

      6.19 Insurance. The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as is customarily carried on by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

      6.20 Swap Obligations. Neither the Company nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. The Company and its Subsidiaries have each voluntarily entered into each Swap Contract to which it is a party based upon its own independent assessment of its consolidated assets, liabilities and commitments in each case as an appropriate means of mitigating and managing risks associated with such matters.

      6.21 Full Disclosure. The documents, certificates and written statements (including the Loan Documents) furnished to the Agent by the Company or any Subsidiary for use in connection with the transactions contemplated by this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact (known to the Company in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading (it being recognized by the Agent and the Banks that projections and forecasts provided to them by the Company are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results).


                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

      The Company covenants and agrees that so long as any Bank shall have any Commitment hereunder, any Letter of Credit shall be outstanding, or any Loan or other amount shall remain unpaid, unless the Majority Banks waive compliance in writing:

      7.01 Financial Statements. The Company shall deliver to the Agent in form and detail satisfactory to the Agent, with copies for each Bank:

            (a) as soon as available, but not later than 90 days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company as at the end of such year and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, and an opinion of Coopers & Lybrand or another nationally recognized independent public accounting firm stating that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years, all as set forth on the Company's Form 10-K Annual Report filed with SEC for such fiscal year;

            (b) as soon as available, but not later than 45 days after the end of each of the first three calendar quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income, stockholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, all as set forth in the Company's Form 10-Q Quarterly Report for such quarter, and certified by an appropriate Responsible Officer as being complete and correct and fairly presenting, in accordance with GAAP, the financial position and the results of operations of the Company and its Subsidiaries;

            (c) as soon as available, but no later than 45 days after the close of each month (other than the last month) of each of its fiscal years, or no later than 90 days after the close of the last month of each of its fiscal years, a job status report describing each construction project which is ongoing or which the Company or any Subsidiary or any Joint Venture into which any of them has entered has contracted to undertake and for which any of them over the term of the contract is contractually entitled to be paid an aggregate amount of $2,000,000 or more, in substantially the form of Exhibit E;

            (d) as soon as available, but no later than 45 days after the end of each calendar quarter (other than the last calendar quarter) of each year, or no later than 90 days after the end of the last calendar quarter of each year, a list of any anticipated construction bids for any Subsidiary where the bid amount is anticipated to exceed $25,000,000 (including any bids made by a Joint Venture in which such Subsidiary will participate) in substantially the form of Exhibit E; and

            (e) as soon as available, but not later than 45 days after the end of each calendar quarter, a description of any equity investment in excess of $1,000,000 by the Company or any Subsidiary in a project, with a brief description of any financial results for the relevant reporting period that deviate materially from the Company's good faith estimates previously furnished to the Agent and the Banks.

      7.02 Certificates: Other Information. The Company shall furnish to the Agent with sufficient copies for each Bank:

            (a) concurrently with the delivery of the financial statements referred to in subsection 7.01 (a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

            (b) concurrently with the delivery of the financial statements referred to in subsections 7.01 (a) and (b) above, a certificate of a Responsible Officer of the Company (i) stating that, to the best of such officer's knowledge, the Company, during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, and (ii) showing in detail the calculations supporting such statement in respect of Sections 8.04(d), 8.09(c), 8.10, 8.11, 8.12, 8.13 and 8.18(e);

            (c) to the extent not previously delivered by the Company pursuant to Section 7.01, (i) promptly after the same are sent, copies of all financial statements and reports which the Company sends to its stockholders, and (ii) promptly after the same are filed, copies of all financial statements and regular, periodical or special reports which the Company may make to, or file with, the SEC; and

            (d) promptly, such additional financial and other information as the Agent, at the request of any Bank, may from time to time reasonably request.

      7.03  Notices. The Company shall promptly notify the Agent and each Bank:

            (a) of the occurrence of any Default or Event of Default and of the occurrence or existence of any event or circumstance which is reasonably likely to become a Default or Event of Default;

            (b) of any (i) breach or non-performance of, or any default under any Contractual Obligation of the Company or any of its Subsidiaries which is reasonably likely to result in a Material Adverse Effect; or (ii) dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority and which relates to or affects the ability of the Company or its Subsidiaries to do business substantially in accordance with past practice, or which, if adversely determined, would have a Material Adverse Effect;

            (c) of the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary (i) in which the amount of damages claimed and not fully covered by insurance is $2,000,000 (or its equivalent in another currency or currencies) or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, is reasonably likely to have a Material Adverse Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of (x) this Agreement or any Loan Document or (y) the operations of the Company or any of its Subsidiaries;

            (d) upon, but in no event later than ten days after, becoming aware of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions involving a potential liability in excess of $1,000,000 in the aggregate instituted, completed or threatened against the Company or any Subsidiary or any of their properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims involving the Company or a Subsidiary with a potential liability in excess of $1,000,000 in the aggregate, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Company or any Subsidiary that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws and involving a potential liability in excess of $1,000,000 in the aggregate;

            (e) of any other litigation or proceeding affecting the Company or any of its Subsidiaries which the Company would be required to report to the SEC pursuant to the Exchange Act, within four days after reporting the same to the SEC;

            (f) any and all ERISA Events affecting the Company or any member of its Controlled Group involving a potential liability in excess of $1,000,000 in the aggregate (but in no event more than ten days after any such ERISA Event) together with (i) a copy of any notice with respect to any such ERISA Events that may be required to be filed with the PBGC and (ii)any notice delivered by the PBGC to the Company or any member of its Controlled Group with respect to any such ERISA Events;

            (g) promptly upon becoming aware thereof, of any Material Adverse Effect subsequent to the date of the most recent audited financial statements of the Company delivered to the Banks pursuant to subsection 7.01(a);

            (h) upon becoming aware thereof, of any labor controversy resulting in or threatening to result in, any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Company or any Subsidiary which would materially impact the operations of the Company or any Subsidiary;

            (i) within three Business Days after the date of such occurrence, if any Person shall become a Subsidiary of the Company; and

            (j) if applicable, upon the request from time to time of the Agent, the Swap Termination Values, together with a description of the method by which such values were determined, relating to any then-outstanding Swap Contracts to which the Company or any of its Subsidiaries is party.

            Each notice pursuant to this Section shall be accompanied by a written statement by a Responsible Officer of the Company, setting forth details of the occurrence referred to therein and, in the case of subsections (a) through (h), stating what action the Company proposes to take with respect thereto.

      7.04 Preservation of Corporate Existence, Etc. The Company shall and shall cause each of its Subsidiaries to:

            (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its State or jurisdiction of incorporation;

            (b) preserve and maintain in fall force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by Section 8.03 and sales of assets permitted by Section 8.02;

            (c) use its reasonable efforts, in the ordinary course and consistent with past practice, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others having business relations with it; and

            (d) preserve or renew all of its registered trademarks, trade names and service marks, the non-preservation of which are reasonably likely to have a Material Adverse Effect.

      7.05  Maintenance of Property. Except as permitted in Section 8.02 and
Section 8.03, the Company shall maintain, and shall cause each of its Subsidiaries to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so would not have a Material Adverse Effect. The Company shall, and shall cause each of its Subsidiaries to, use the standard of care typical in the industry in the operation of its facilities.

      7.06 Insurance. The Company shall maintain, and shall cause each Subsidiary to maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including workers' compensation insurance, public liability and property and casualty insurance which amount shall not be reduced by the Company or such Subsidiary in the absence of thirty days' prior notice to the Agent. Upon request of the Agent, the Company shall furnish the Agent, with copies for each Bank, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Company (and, if requested by the Agent any insurance broker of the Company or any Subsidiary) setting forth the nature and extent of all insurance maintained by the Company and its Subsidiaries in accordance with this Section 7.06 (and which, in the case of a certificate of a broker, were placed through such broker).

      7.07 Payment of Obligations. Except to the extent that noncompliance would not result in liability in excess of $1,000,000 in the aggregate, the Company shall, and shall cause its Subsidiaries to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

            (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

            (b) all lawful claims which, if unpaid, might by law become a Lien upon its property; and

            (c) all Indebtedness as and when due and payable but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

      7.08 Compliance with Laws. The Company shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

      7.09 Inspection of Property and Books and Records. The Company shall maintain, and shall cause each of its Subsidiaries to maintain, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiaries. The Company will permit, and will cause each of its Subsidiaries to permit, representatives of the Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records and make copies thereof or abstract therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, employees and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company, but at no expense to the Company; provided, however, when an Event of Default exists the Agent or any Bank may visit and inspect at the expense of the Company such properties at any time during normal business hours and without advance notice.

      7.10  Environmental Laws.

            (a) The Company shall, and shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws.

            (b) Upon written request of the Agent or any Bank, the Company shall submit and cause each of its Subsidiaries to submit, to the Agent and such Bank, at the Company's sole cost and expense and at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to subsection 7.03(d) and any other environmental, health or safety compliance obligation, remedial obligation or liability, that could, individually or in the aggregate, result in liability in excess of $1,000,000.

      7.11 Use of Proceeds. The Company shall use the proceeds of the Revolving Loans solely for working capital and other general corporate purposes (including stock repurchases and acquisitions not prohibited hereunder) not in contravention of any Loan Document or any Requirement of Law.

      7.12 Solvency. The Company shall continue to be, and cause each of its Subsidiaries to be, Solvent.


                                  ARTICLE VIII

                               NEGATIVE COVENANTS

      The Company hereby covenants and agrees that, so long as any Bank shall have any Commitment hereunder, any Letter of Credit shall be outstanding, or any Loan or other amount payable hereunder shall remain unpaid, unless the Majority Banks waive compliance in writing:

      8.01 Limitation on Liens. The Company shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property or assets, whether now owned or hereafter acquired, or offer or agree to do so, other than the following ("Permitted Liens"):

            (a) any lien existing on the Closing Date on the property of the Company or its Subsidiaries, which is set forth in Schedule 8.01 securing Indebtedness outstanding on such date;

            (b)   any Lien created under any Loan Document;

            (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.07, provided that no Notice of Lien has been filed or recorded;

            (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the Ordinary Course of Business which are not delinquent or remain payable without penalty;

            (e) Liens (other than any Lien imposed by ERISA) on the property of the Company or any of its Subsidiaries incurred, or pledges or deposits required, in connection with workmen's compensation, unemployment insurance and other social security legislation;

            (f) Liens on the property of the Company or any of its Subsidiaries securing (i) the performance of bids, trade contracts (other than for borrowed money), leases, and statutory obligations, and (ii) obligations on surety and appeal bonds, and (iii) other obligations of a like nature incurred in the Ordinary Course of Business provided all such Liens in the aggregate are not reasonably likely to result in a Material Adverse Effect;

            (g) Easements, rights-of-way, restrictions and other similar encumbrances incurred in the Ordinary Course of Business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries, taken as a whole;

            (h) liens on assets acquired after the date of this Agreement provided, however, that such Liens existed at the time such assets were acquired and were not created in anticipation thereof;

            (i) Purchase money security interests and Liens with respect to any conditional sale or other title retention agreements and any lease in the nature thereof (other than capital leases) on any property acquired or held by the Company or its Subsidiaries in the Ordinary Course of Business (including accessions thereto and proceeds arising from the disposition thereof), securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (A) any such Lien attaches to such property concurrently with or within 30 days after the acquisition thereof,
(B) any such Lien with respect to purchase money security interests, conditional sales or other title retention agreements encumber only property and accessions thereto (and proceeds arising from the disposition thereof) which are subject to such conditional sale or other title retention agreement or lease in the nature thereof or acquired using the proceeds of Indebtedness secured by such purchase money security interest, and (C) the aggregate outstanding principal amount of the Indebtedness secured by any such arrangements shall not exceed $12,000,000;

            (j) Liens on any property securing Indebtedness permitted to be incurred pursuant to subsections 8.08(c) and 8.08(d);

            (k) Liens on the partnership interests of Granite SR 91 L.P., a Subsidiary of the Company, in California Private Transportation Company, L.P., granted in connection with the financing of that certain construction project known as SR-91;

            (l) Leases or subleases and licenses and sublicenses entered into in the Ordinary Course of Business granted to others not interfering in any material respect with the businesses of the Company and its Subsidiaries, taken as a whole, and any interest or title of a lessor or licensor under any lease or license;

            (m) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 9.01(h);

            (n) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

            (o) Liens securing reimbursement obligations of the Company or its Subsidiaries with respect to commercial letters of credit obtained in the Ordinary Course of

Business and not prohibited hereby; provided, that such Liens shall attach only to documents or other property relating to such letters of credit and products and proceeds thereof;

            (p) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution; and

            (q) Any Lien renewing, extending, or refunding any Lien permitted under clauses (a) to (p), inclusive, of this Section 8.01, provided, that the principal amount secured is not increased and that such Lien is not extended to other property (other than pursuant to its original terms).

      8.02 Disposition of Assets. The Company shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) all or a substantial part of its assets, business or property (including accounts and notes receivable (with or without recourse) and equipment sale-leaseback transactions) or enter into any agreement to do any of the foregoing, except:

            (a) dispositions by the Company or any of its Subsidiaries of inventory, used or worn-out property, or property which is no longer necessary to the operations of the Company or any of its Subsidiaries in the Ordinary Course of Business;

            (b) equipment which is sold by the Company or any of its Subsidiaries in the Ordinary Course of Business; provided, however, that the sale proceeds from each sale of equipment are used within 12 months of such sale to replace the equipment sold with other equipment and/or real property of equivalent fair market value and for use in the Ordinary Course of Business;

            (c) real property which is sold by the Company or any of its Subsidiaries in the Ordinary Course of Business; provided, however, that the sale proceeds from each sale of real property are used within 12 months of such sale to replace the real property sold with other real property and/or equipment of equivalent fair market value and for use in the Ordinary Course of Business; and

            (d) other sales of assets not described in subparagraphs (a), (b) or (c); provided, however, that the aggregate consideration from such sales received by the Company and its Subsidiaries, including aggregate cash received and the aggregate fair market value of non-cash property received, shall not exceed $12,000,000 in each fiscal year.

      8.03 Consolidations and Mergers. The Company shall not, nor shall it permit any of its Subsidiaries to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of

(whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) or enter into any Joint Venture or partnership with, any Person except:

            (a) any Subsidiary of the Company may merge, consolidate or combine with or into, or transfer assets to the Company (provided that the Company shall be the continuing or surviving corporation) or with any one or more Subsidiaries of the Company (provided that if any transaction shall be between a Subsidiary and a wholly owned Subsidiary, the wholly owned Subsidiary shall be the continuing or surviving corporation);

            (b) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise), to the Company or another wholly owned Subsidiary of the Company; if immediately after giving effect thereto, no Default or Event of Default would exist;

            (c) the Company may merge, consolidate or combine with another entity if (i) the Company is the corporation surviving the merger, and (ii) immediately after giving effect thereto, no Default or Event of Default would exist; and

            (d) the Company or any of its Subsidiaries may enter into any Joint Venture or partnership with any Person in the Ordinary Course of Business.

      8.04 Loans and Investments. The Company shall not, directly or indirectly, purchase or acquire, or permit any of its Subsidiaries to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, assets, obligations or other securities of or any interest in, any Person, or make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliates of the Company, except for: (a) investments in accordance with Schedule 8.04;(b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the Ordinary Course of Business; (c) extensions of credit by the Company to any of its wholly owned Subsidiaries or by any of its wholly owned Subsidiaries to another of the wholly owned Subsidiaries of the Company; (d) investments in up to 33.334% (when aggregated with the amount of any such investments made in 1996) of the capital stock of TIC Holdings, Inc., not to exceed in aggregate amount (when aggregated with the amount of any such investments made in 1996) the amount of $21,000,000; provided, that, such investments are made during the calendar year 1997; or (e) additional purchases of or investments in the stock of Subsidiaries or the capital stock, assets, obligations or other securities of or interest in other Persons not exceeding in any fiscal year 1O% of the Company's consolidated Tangible Net Worth as of the last day of the immediately preceding fiscal year.

      8.05 Transactions with Affiliates. The Company shall not and shall not permit any of its Subsidiaries to enter into any transaction will any affiliate of the Company or of any such Subsidiary except as contemplated by this Agreement or in the Ordinary Course of Business and pursuant to the reasonable requirements of the business of the Company or such Subsidiary and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

      8.06 Contingent Obligations. The Company shall not, nor shall it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Contingent Obligations except:

            (a) endorsements for collection or deposit in the Ordinary Course of Business;

            (b) Contingent Obligations of the Company and its Subsidiaries existing as of the Closing Date and listed in Schedule 8.06;

            (c) the assumption and performance of the Company's co-joint venturers' Joint Venture obligations when, in the Company's good faith judgment, such financial arrangement best serves the Company's financial interests;

            (d) any guaranty of or contingent liability for the obligation of a subcontractor of the Company or its Subsidiaries on a construction project, provided the Company or such Subsidiary determines in good faith that such financial arrangement best serves the Company's or such Subsidiary's financial interests;

            (e) any guaranty of or, without duplication, contingent liability for, any letters of credit issued for the account of the Company or any Subsidiary (but not including Letters of Credit issued hereunder) entered into in the Ordinary Course of Business in an aggregate amount outstanding not to exceed $12,000,000, which limit shall include letters of credit set forth on
Schedule 6.11(c);

            (f)   pursuant to the Guaranty(ies);

            (g) reimbursement obligations in respect of letters of credit Issued under this Agreement or not prohibited hereby;

            (h)   Permitted Swap Obligations; or

            (i) the guaranty of the obligations of California Private Transportation Company, L.P. represented by the Lien on the partnership interests of Granite SR 91 L.P. permitted pursuant to subsection 8.01(k).

      8.07 Compliance with ERISA. The Company shall not directly or indirectly and shall not permit any ERISA Affiliate directly or indirectly (i) to terminate any Plan subject to Title IV of ERISA so as to result in any material (in the opinion of the Majority Banks) liability to the Company or any ERISA Affiliate
(ii) to permit to exist any ERISA Event or any other event or condition which presents the risk of a material (in the opinion of the Majority Banks) liability of the Company or any ERISA Affiliate, or (iii) to make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multiemployer Plan so as to result in any material (in the opinion of the Majority Banks) liability to the Company or any ERISA Affiliate, (iv) to


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enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder except in the ordinary course of business consistent with past practice which could result in any material (in the opinion of the Majority Banks) liability to the Company or any ERISA Affiliate, or (v) permit the present value of all nonforfeitable accrued benefits under each Plan (using the actuarial assumptions utilized by the PBGC upon termination of a Plan) materially (in the opinion of the Majority Banks) to exceed the fair market value of Plan assets allocable to such benefits, all determined as of the most recent valuation date for each such Plan.

      8.08 Lease Obligations. The Company shall not, nor shall it permit any of its Subsidiaries to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for:

            (a) leases of the Company and its Subsidiaries in existence on the Closing Date and listed on Schedule 6.11(d) and any renewal, extension or refinancing thereof;

            (b) after the Closing Date, any leases entered into by the Company or any of its Subsidiaries in the Ordinary Course of Business;

            (c) after the Closing Date, any lease entered into by the Company or any of its Subsidiaries; provided, that:

                  (i) immediately prior to giving effect to such lease, the property or asset subject to such lease was sold by the Company or any such Subsidiary to the lessor under such lease for not less than fair market value; and

                  (ii) no Default or Event of Default would occur as a result of such sale and subsequent lease;

            (d) after the Closing Date, capital leases other than those permitted under clauses (a), (b) and (c) of this Section 8.08 entered into by the Company or any of its Subsidiaries to finance the acquisition of equipment, provided that Capital Lease Obligations shall not exceed in any fiscal year $6,000,000.

      8.09 Restricted Payments. The Company shall not acquire for value (or permit any of its Subsidiaries to do so) any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that the Company may, in accordance with applicable Requirements of Law (a) purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock, (b) purchase, redeem or otherwise acquire shares of common stock for cash in order to contribute such shares to the Company's employee stock-ownership plan provided that the aggregate amount paid by the Company in connection with such transactions does not exceed in any fiscal year the amount equal to 15% of plan compensation (as such term is interpreted for purposes of Section 4.01(a)(17) of the Code) paid by the Company in such fiscal year, and such shares are promptly so contributed; and (c) purchase, redeem or otherwise acquire shares of its capital stock or warrants,


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
rights or options to acquire any such shares for cash in an aggregate amount not to exceed $35,000,000 computed on a cumulative basis during the term of this Agreement; provided, that, notwithstanding the aggregate amount of consideration, the number of shares (or warrants, rights or options to acquire any such shares) allowed to be purchased under this clause (c) shall not exceed 15% of the number shares of capital stock of the Company outstanding as of the Closing Date; and provided, further, that in each case (a), (b) and (c), both immediately before and after giving effect to such proposed action, no Default or Event of Default exists or would exist.

      8.10 Current Ratio. The Company shall not permit (as of the end of any fiscal quarter) the ratio of Consolidated Current Assets to Consolidated Current Liabilities to be less than (i) 1.25 to 1.00 at the end of the first quarter of each fiscal year and (ii) 1.30 to 1.00 at the end of the second, third and fourth quarter of each fiscal year.

      8.11 Consolidated Tangible Net Worth. The Company shall not permit its consolidated Tangible Net Worth at any time during any fiscal quarter to be less than $174,200,000, plus 50% of net earnings (without reduction for losses) accrued after March 31, 1997, plus 75% of the net proceeds of any new common stock issued by the Company.

      8.12 Leverage Ratio. The Company shall not at any time during any fiscal quarter permit its ratio of total consolidated Indebtedness to consolidated Tangible Net Worth to be greater than 0.75 to 1.00.

      8.13 Cash Flow Ratio. The Company shall not permit (as of the end of any fiscal quarter) the ratio of (a) its consolidated Cash Flow for the four most recent quarters ending with such fiscal quarter to (b) its consolidated interest expense and principal due and payable on Indebtedness for the four most recent quarters ending with such fiscal quarter to be less than 1.75 to 1.00.

      8.14 Change in Business. The Company shall not, and shall not permit any of its Subsidiaries to, engage in any material line of business substantially different from those lines of business carried on by it on the date hereof.

      8.15 Change in Structure. Except as permitted under Section 8.03, the Company shall not and shall not permit any of its Subsidiaries to, make any changes in its capital structure (including in the terms of its outstanding stock) or amend its certificate of incorporation or by-laws if, as a result, there would be a reasonable likelihood of having a Material Adverse Change.

      8.16 Accounting Changes. The Company shall not, and shall not permit any of its Subsidiaries to, make any significant change in accounting treatment and reporting practices, except as permitted by GAAP and as would not reasonably be expected to result in any measurable change in the Company's consolidated financial statements or in any financial test or measurement reference in this Agreement, or change the fiscal year of the Company or any of its Subsidiaries.


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
      8.17 Other Contracts. The Company shall not, and shall not permit any of its Subsidiaries to, enter into any employment contracts or other arrangements whose terms, including salaries, benefits and other compensation, are different from those entered into in the Ordinary Course of Business.

      8.18 Limitation on Indebtedness. The Company shall not suffer or permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

            (a) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 8.06;

            (b)   Indebtedness existing on the Closing Date and set forth in
Schedule 8.18;

            (c)   Indebtedness secured by Liens permitted by subsection 8.01
(i) in an aggregate amount outstanding not to exceed $12,000,000;

            (d) Indebtedness incurred in connection with leases permitted pursuant to Section 8.08;

            (e) Without duplication, Indebtedness incurred in connection with letters of credit issued for the account of the Company or any of its Subsidiaries (but not including Letters of Credit issued hereunder) entered into in the Ordinary Course of Business in an aggregate amount outstanding not to exceed $12,000,000, which limit shall include letters of credit set forth on
Schedule 6.11(c);

            (f) Indebtedness incurred in the Ordinary Course of Business in connection with (i) securing the performance of bids, trade contracts (other than for borrowed money), and statutory obligations, and (ii) obligations on surety and appeal bonds, and (iii) other obligations of a like nature incurred in the Ordinary Course of Business;

            (g) Indebtedness of a wholly owned Subsidiary of the Company to another wholly owned Subsidiary of the Company or to the Company and Indebtedness of the Company to any wholly owned Subsidiary of the Company; and

            (h) Indebtedness incurred under the Loan Documents, and Letters of Credit Issued under the Loan Documents.

      8.19  Use of Proceeds.

            (a) Except in the case of clauses (i), (ii), and (iii), as the same will not result in a violation of Regulation G, T, U or X of the FRB or any other applicable Requirement of Law, the Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to


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
purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

            (b) The Company shall not, directly or indirectly, use any portion of the Loan proceeds or any Letter of Credit (i) knowingly to purchase Ineligible Securities from the Arranger during any period in which the Arranger makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by the Arranger, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by the Arranger and issued by or for the benefit of the Company or any Affiliate of the Company. BancAmerica Securities, Inc. is a registered broker-dealer and permitted to underwrite and deal in certain Ineligible Securities. "Ineligible Securities" means securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.


                                   ARTICLE IX

                                EVENTS OF DEFAULT

      9.01 Event of Default. Any of the following events shall constitute an "Event of Default":

            (a) Non-Payment. The Company fails to pay when due any amount of principal of any Loan or L/C Borrowing; or fails to pay within three Business Days of when due any interest, fees or any other amount payable hereunder or pursuant to any other Loan Document; or

            (b) Representation or Warranty. Any representation or warranty by the Company or any of its Subsidiaries herein, in any Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under this Agreement, or in or under any Loan Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

            (c) Other Defaults. (i) The Company fails to perform or observe any term, covenant or agreement set forth in Sections 7.03(a), 7.04(a), 7.11, 7.12, 8.03(c), 8.10, 8.11, 8.12, 8.13 or 8.19;

                  (ii) The Company fails to perform or observe any term, covenant or agreement set forth in Sections 2.14, 7.01, 7.02, 7.03 (other than subsection (a) thereof) or 7.09 or Article VIII (except Sections 8.03(c), 8.10, 8.11, 8.12, 8.13 or 8.19) and such failure shall continue unremedied for a period of five days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank;


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
                  (iii) The Company fails to perform or observe any term, covenant or agreement contained in this Agreement not specifically mentioned in this Article (including subparagraphs (c)(i) or (c)(ii)) and such failure shall continue unremedied for a period of thirty days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or

            (d) Cross-Default. The Company or any of its Subsidiaries (i) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount of more than $3,500,000 and such failure continues after the applicable grace or notice period, if any, specified in the agreement or instrument relating thereto; (ii) fails to perform or observe any other condition or covenant or any other event shall occur or condition exist under any agreement or instrument relating to any Indebtedness or Contingent Obligation, having an aggregate principal amount of more than $3,500,000 if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity (or any Guaranty Obligation of such Person to become payable) or cash collateral in respect thereof to be demanded; or (iii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (2) any Termination Event (as so defined) as to which the Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than $3,500,000; provided, however, that no failure to perform described in subparagraph (d)(ii) or (d)(iii) only shall constitute an Event of Default if, prior to any exercise of remedies by the Agent and the Majority Banks under Section 9.02 hereof, such failure to perform has been waived in writing by the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or by a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries); or

            (e) Bankruptcy or Insolvency. The Company or any of its Subsidiaries (i) becomes insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the Ordinary Course of Business;
(iii) commences any Insolvency Proceeding or files any petition or answer in any Insolvency Proceeding; (iv) acquiesces in the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or effects a plan or other arrangement with its creditors; (v) admits the material allegations of a petition filed against it in any Insolvency Proceeding; or (vi) takes any action to effectuate any of the foregoing; or

            (f) Involuntary Proceedings. Any involuntary Insolvency Proceeding is commenced or filed against the Company or any of its Subsidiaries or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part


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of the Company's or any of its Subsidiaries' assets and any such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; or

            (g) ERISA. (i) The Company or an ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under a Multiemployer Plan;
(ii) the Company or an ERISA Affiliate shall fail to satisfy its contribution requirements under Section 412(c)(11) of the Code, whether or not it has sought a waiver under Section 412(d) of the Code; (iii) in the case of an ERISA Event involving the withdrawal from a Plan of a "substantial employer" (as defined in Section 4001 (a)(2) or Section 4062(e) of ERISA), the withdrawing employer's proportionate share of that Plan's Unfunded Pension Liabilities is more than $1,000,000; (iv) in the case of an ERISA Event involving the complete or partial withdrawal from a Multiemployer Plan, the withdrawing employer has incurred a withdrawal liability in an aggregate amount exceeding $1,000,000; (v) in the case of an ERISA Event not described in clause (iii) or (iv), the Unfunded Pension Liabilities of the relevant Plan or Plans exceed $1,000,000; (vi) a Plan that is intended to be qualified under Section 401(a) of the Code shall lose its qualification, and the loss can reasonably be expected to impose on the Company or an ERISA Affiliate liability (for additional taxes, to Plan participants, or otherwise) in the aggregate amount of $1,000,000 or more; (vi) the commencement or increase of contributions to, the adoption of, or the amendment of a Plan by, the Company or an ERISA Affiliate shall result in a net increase in unfunded liabilities to the Company or an ERISA Affiliate in excess of $1,000,000; or (vii) the occurrence of any combination of events listed in clauses (iii) through (vii) that involves a net increase in aggregate Unfunded Pension Liabilities and unfunded liabilities in excess of $1,000,000; or

            (h) Monetary Judgments. One or more final judgments, orders or decrees shall be entered against the Company or any of its Subsidiaries involving in the aggregate a liability (not covered by insurance) of $1,500,000 or more and the same shall remain unvacated, undischarged, unstayed or unbonded pending appeal for a period of ten days after the date upon which payment must be made pursuant thereto; or

            (i) Non-Monetary Judgments. Any non-monetary judgment, order or decree shall be rendered against the Company or any of its Subsidiaries which does have or is reasonably likely to have a Material Adverse Effect, and either
(i) enforcement proceedings shall have been commenced by any Person upon such judgment or order or (ii) there shall be any period of ten consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

            (j)   Adverse Change. There shall occur a Material Adverse Effect;
or

            (k) Guarantor Defaults. Any Guarantor shall fail in any material respect to perform or observe any term, covenant or agreement in the Guaranty to which it is a party; or any Guaranty shall for any reason be partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise cease to be in full force and effect (except in accordance


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with its terms), or any Guarantor or any other Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder.

      9.02 Remedies. If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Majority Banks, (a) declare the Commitments of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit to be terminated, whereupon such Commitments and obligation shall forthwith be terminated; (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon and all other amounts payable hereunder to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; (c) exercise all rights and remedies available to it under the Loan Documents or applicable law; provided, however, that upon the occurrence of any event specified in subsections 9.01(e) or (f) above (in the case of such subsection 9.01(f) upon the expiration of the 60 day period mentioned therein), the obligation of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank.

      9.03 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement.

                                    ARTICLE X

                                    THE AGENT

      10.01 Appointment and Authorization; "Agent." (a) Each Bank hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

            (b) The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Majority Banks to act for such Issuing


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Bank with respect thereto; provided, however, that the Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this Article X with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent," as used in this Article X, included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

            (c) Without limiting the generality of the foregoing subsections and notwithstanding any other provisions herein, the use of the term "agent" or "Agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

            (d) The provisions of this Article X shall survive the payment of all Obligations hereunder and inure to the benefit of BofA, including after its resignation or replacement as the Agent, as to any actions taken or omitted to be taken by such BofA while it was the Agent.

      10.02 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

      10.03 Liability of Agent. None of the Agent, its Affiliates, or any of their respective officers, directors, employees, agents, or attorneys-in-fact (collectively, the "Agent-Related Persons") shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct) or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company or any officer thereof contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of its Subsidiaries or Affiliates.


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
      10.04 Reliance by Agent.

            (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telecopy, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

            (b) For purposes of determining compliance with the conditions specified in Sections 5.01 and 5.02, each Bank shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from the Bank prior to the Borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Agent to that effect or the Bank shall not have made available to the Agent the Bank's ratable portion of such Borrowing.

      10.05 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees payable to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Majority Banks in accordance with Article IX; provided, however, that unless and until the Agent shall have received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

      10.06 Credit Decision. Each Bank expressly acknowledges that none of the Agent Related Persons has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and

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creditworthiness of the Company and its Subsidiaries and made its own decision to enter into this Agreement and extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

      10.07 Indemnification. The Banks agree to indemnify the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), ratably according to the respective amounts of their outstanding Loans, or, if no Loans are outstanding, their Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans) be imposed on, incurred by or asserted against any such person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such person under or in connection with any of the foregoing; provided, however, that no Bank shall be liable for the payment to any Agent-Related Person of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent promptly upon demand for its ratable share of any costs or out-of-pocket expenses (including fees and expenses of counsel and the allocated cost of in-house counsel) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company.

      10.08 Agent in Individual Capacity. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent or the Issuing Bank hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or is Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent or the Issuing Bank.

      10.09 Successor Agent. The Agent may, and at the request of the Majority Banks shall, reign as Agent upon 30 days' notice to the Banks. If the Agent shall resign as Agent under this Agreement, the Majority Banks, after consulting with the Company, shall appoint from among the Banks a successor agent for the Banks. If no successor Agent is appointed prior to the effective date of the resignation of the Agent, the Agent shall appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's rights, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X and Sections
11.04 and 11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Majority Banks unless BofA shall also simultaneously be replaced as "Issuing Bank" hereunder pursuant to, documentation in form and substance reasonably satisfactory to BofA.

                                   ARTICLE XI

                                  MISCELLANEOUS

      11.01 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks do any of the following:

            (a) increase the Commitment of any Bank or subject any Bank to any additional obligations;

            (b) postpone or delay any date fixed for any payment of principal, interest or (subject to clause (iii) below) fees or other amounts due hereunder or under any Loan Document;

            (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (iii) below) of any fees or other amounts payable hereunder or under any Loan Document;

            (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Banks or any of them to take any action hereunder; or

            (e)   release any Guarantor from its obligations under its Guaranty;
or

            (f)   amend this Section 11.01 or Section 2.13;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit issued or to be issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Banks, affect the rights or duties of the Agent under this Agreement, and (iii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

      11.02 Notices.

            (a) All notices, requests and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed or delivered, if to the Company to its address specified on Schedule 11.02 hereof; if to any Bank, to its Domestic Lending Office set forth on Schedule 11.02; and if to the Agent, to its address specified on Schedule 11.02 hereof; or, as to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as to each other party at such other address as shall be designated by such party in a written notice to the Company and the Agent. All such notices and communications shall, when mailed by overnight delivery, telegraphed, telexed, cabled, be effective when delivered for overnight delivery or to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or if delivered, upon delivery, except that notices to the Agent pursuant to Article II or IX shall not be effective until received by the Agent, and notices pursuant to Article III to the Issuing Bank shall not be effective until actually received by the Issuing Bank at the address specified for the "Issuing Bank" on the applicable signature page hereof.

            (b) Any agreement of the Agent or the Banks to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or any Bank in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent or any Bank to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

      11.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

      11.04 Costs and Expenses. The Company shall:

            (a) pay or reimburse the Agent on demand for all reasonable costs and expenses incurred in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including the reasonable costs and expenses of counsel to the Agent (and the allocated cost of internal counsel) with respect thereto;

            (b) pay or reimburse each Bank and the Agent on demand for all costs and expenses incurred by them in connection with the enforcement or preservation of any rights (including in connection with any "workout" or restructuring regarding the Loans) under this Agreement, any Loan Document, and any such other documents, including fees and out-of-pocket expenses of counsel (and the allocated cost of internal counsel) to the Agent and to each of the Banks; and

            (c) pay or reimburse the Agent on demand for all appraisal, audit, search and filing fees, incurred or sustained by the Agent in connection with the matters referred to under paragraphs (a) and (b) above.

      11.05 Indemnity. The Company shall pay, indemnify, and hold the Agent-Related Persons, and each Bank and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable fees and expenses of counsel and allocated costs of internal counsel) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnified Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Indemnified Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding related to this Agreement or the Loans or the Letters of Credit or the use of the proceeds thereof (whether or not any Indemnified Person is a party thereto) (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this section shall survive payment of all other Obligations.

      11.06 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to Section 11.07, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Bank.

      11.07 Assignments, Participations etc.

            (a) Any Bank may, with the written consent of the Company and the Agent and the Issuing Bank, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (each an "Assignee") all or any ratable part of the Aggregate Commitment and of the entire Aggregate Revolving Commitment, Aggregate Term Commitment and Aggregate L/C Commitment or any other rights or obligations of such Bank hereunder in a minimum amount of $10,000,000 or, if less, 100% of such Bank's Commitments; provided, however, that with the consent of the Agent and the Issuing Bank (which shall not be unreasonably withheld) but without the consent of the Company, any Bank may assign all or any ratable part of the Aggregate Commitment and of the entire Aggregate Revolving Commitment, Aggregate Term Commitment and Aggregate L/C Commitment or any other rights or obligations of such Bank hereunder in a minimum amount of $10,000,000, or, if less 100% of such Bank's Commitments, to any entity described in subsection (iii) of the definition of Eligible Assignee (together with the foregoing defined Assignees, "Assignees"); provided further, however, that the Company, the Issuing Bank and the Agent may continue to deal solely and directly with such Bank in connection with the interests so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee, (ii) such Bank and its Assignee shall have delivered to the Company, the Issuing Bank and the Agent an Assignment and Acceptance in the form of Exhibit G ("Assignment and Acceptance") and (iii) the processing fee of $3,500 shall have been paid to the Agent.

            (b) From and after the date that the Agent notifies the assignor Bank that it has received the Assignment and Acceptance, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

            (c) Immediately upon each Assignee's making its payment under the Assignment and Acceptance, this Agreement, shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto.

            (d) Any Bank may at any time sell to one or more banks or other entities (a "Participant") participating interests in all or any ratable part of the Loans and the entire Commitment of that Bank or any other interest of that Bank hereunder; provided, however, that (i) the Bank's obligations under this Agreement shall remain unchanged, (ii) the Bank shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations under this Agreement, and (iv) no Bank shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to this Agreement except to the extent such amendment, consent or waiver would require unanimous consent as described in the first proviso to Section 11.01. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Company hereunder shall be determined as if such Bank had not sold such participation, except that if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

            (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

      11.08 Set-off; Payments Set Aside.

            (a) In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Company against any and all obligations of the Company now or hereafter existing under this Agreement or any other Loan Document and any Loan held by such Bank irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 11.08(a) are in addition to the other rights and remedies (including without limitation, other rights of set-off) which the Bank may have.

            (b) To the extent that the Company or any Guarantor makes a payment to the Agent or the Banks, or the Agent or any Bank exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (i) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (ii) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

      11.09 Notification of Addresses, Lending Offices, Etc. Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of As Eurodollar Lending Office and its Domestic Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

      11.10 Confidentiality. Each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Company or any Subsidiary of the Company or by the Agent on such Company's or Subsidiary's behalf in connection with this Agreement or any Loan Document and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, however, that any Bank may disclose such information (A) at the request of any Bank regulatory authority or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable law; (D) at the express direction of any other agency of any State of the United States of America or of any other jurisdiction in which such Bank conducts its business; (E) to such Bank's independent auditors and other professional advisors; and (F) as to any Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Bank or such Affiliate. Notwithstanding the foregoing, the Company authorizes each Bank to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee such financial and other information in such Bank's possession concerning the Company or its Subsidiaries which has been delivered to the Banks pursuant to this Agreement or which has been delivered to the Banks by the Company in connection with the Banks' credit evaluation of the Company prior to entering into this Agreement; provided further, however that such Transferee agrees in writing to such Bank to keep such information confidential to the same extent required of the Banks hereunder.

      11.11 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

      11.12 Governing Law and Jurisdiction.

            (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND

BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

      11.13 No Third Parties Benefitted. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

      11.14 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire Agreement and understanding among the Company, the Banks and the Agent and supersedes all prior or contemporaneous Agreements and understandings of such persons, verbal or written, relating to the subject matter hereof and thereof except for the fee letters referenced in subsections 2.09(a) and Section 3.08 and any prior arrangements made with respect to the payment by the Company of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Agent or one or more of the Banks.

      11.15 Effect of Amendment and Restatement. This Agreement is intended to completely amend, restate and replace the Prior Credit Agreement, without novation. The Company hereby acknowledges certifies and agrees that if, pursuant to the Prior Credit Agreement the Banks have made advances on a revolving basis to the Company that are outstanding as of the date of this Agreement, or the Issuing Bank has issued letters of credit that are outstanding as of the date of this Agreement, (a) the Company's obligation to repay those advances to the Banks and to reimburse the Issuing Bank in respect of such drawings under such letters of credit is not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim or determination; and (b) those loans shall continue and. constitute Revolving Loans (or Term Loans, pursuant to subsection
2.01 (c), as applicable), and those letters of credit shall continue and constitute Letters of Credit, of the Company, in each case under and subject to the terms and provisions of this Agreement. Notwithstanding the foregoing, any obligation of the Company under the Prior Credit Agreement that by its terms survives the termination of the "Aggregate Commitments" or repayment of other "Obligations" under the Prior Credit Agreement, including the Company's obligations (if any) under Articles IV and X and Sections 11.04 and 11.05, shall survive the execution and effectiveness of this Agreement.

      11.16 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Agent.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in the State of California by their proper and duly authorized officers as of the day and year first above written.


GRANITE CONSTRUCTION INCORPORATED       BANQUE NATIONALE DE PARIS


By: /s/ WILLIAM E. BARTON               By:
   ---------------------------------       ---------------------------------

Title: William E. Barton                Title:
      ------------------------------          ------------------------------
       Vice President & CFO

By: /s/ R.C. ALBRITTON                  By:
   ---------------------------------       ---------------------------------

Title: R.C. Allbritton                  Title:
      ------------------------------          ------------------------------
       Vice President & Treasurer

BANK OF AMERICA NATIONAL TRUST          ABN-AMRO BANK N.V.,
AND SAVINGS ASSOCIATION, as Agent       San Francisco International Branch


By:                                     By:
   ---------------------------------       ---------------------------------

Title: Vice President                   Title:
      ------------------------------          ------------------------------


BANK OF AMERICA NATIONAL TRUST          By:
AND SAVINGS ASSOCIATION, as a Bank and     ---------------------------------
as Issuing Bank                         Title:
                                              ------------------------------


By:
   --------------------------------
Title: Vice President
      -----------------------------

UNION BANK OF CALIFORNIA, N.A.


By:
   --------------------------------
Title:
      -----------------------------


By:
   --------------------------------
Title:
      -----------------------------

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in the State of California by their proper and duly authorized officers as of the day and year first above written.

GRANITE CONSTRUCTION INCORPORATED       BANQUE NATIONALE DE PARIS


By:                                     By:
   ---------------------------------       ---------------------------------

Title:                                  Title:
      ------------------------------          ------------------------------

By:                                     By:
   ---------------------------------       ---------------------------------

Title:                                  Title:
      ------------------------------          ------------------------------


BANK OF AMERICA NATIONAL TRUST AND      ABN-AMRO BANK N.V.,
SAVINGS ASSOCIATION, as Agent           San Francisco International Branch


By:  /s/ [SIG]                          By:
   ---------------------------------       ---------------------------------

Title: Vice President                   Title:
      ------------------------------          ------------------------------


BANK OF AMERICA NATIONAL TRUST          By:
AND SAVINGS ASSOCIATION, as a Bank and     ---------------------------------
as Issuing Bank                         Title:
                                              ------------------------------


By:  /s/ [SIG]
   --------------------------------
Title: Vice President
      -----------------------------


UNION BANK OF CALIFORNIA, N.A.


By:                                     By:
   ---------------------------------       ---------------------------------

Title:                                  Title:
      ------------------------------          ------------------------------

By:                                     By:
   ---------------------------------       ---------------------------------

Title:                                  Title:
      ------------------------------          ------------------------------

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in the State of California by their proper and duly authorized officers as of the day and year first above written.


GRANITE CONSTRUCTION INCORPORATED       BANQUE NATIONALE DE PARIS


By:                                     By:
   ---------------------------------       ---------------------------------

Title:                                  Title:
      ------------------------------          ------------------------------

By:                                     By:
   ---------------------------------       ---------------------------------

Title:                                  Title:
      ------------------------------          ------------------------------


BANK OF AMERICA NATIONAL TRUST AND      ABN-AMRO BANK N.V.,
SAVINGS ASSOCIATION, as Agent           San Francisco International Branch


By:                                     By:
   ---------------------------------       ---------------------------------

Title: Vice President                   Title:
      ------------------------------          ------------------------------


BANK OF AMERICA NATIONAL TRUST          By:
AND SAVINGS ASSOCIATION, as a Bank and     ---------------------------------
as Issuing Bank                         Title:
                                              ------------------------------


By:
   --------------------------------
Title: Vice President
      -----------------------------

UNION BANK OF CALIFORNIA, N.A.

By: /s/ [SIG]
   --------------------------------
Title: Vice President
      -----------------------------


By:
   --------------------------------
Title:
      -----------------------------

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in the State of California by their proper and duly authorized officers as of the day and year first above written.

GRANITE CONSTRUCTION INCORPORATED       BANQUE NATIONALE DE PARIS


By:                                     By: /s/ DEBRA WRIGHT
   ---------------------------------       ---------------------------------

Title:                                  Title: Debra Wright
      ------------------------------          ------------------------------
                                               Vice President

By:                                     By: /s/ STEPHANE RONZE
   ---------------------------------       ---------------------------------

Title:                                  Title: Stephane Ronze
      ------------------------------          ------------------------------
                                               Assistant Vice President


BANK OF AMERICA NATIONAL TRUST          ABN-AMRO BANK N.V.,
AND SAVINGS ASSOCIATION, as Agent       San Francisco International Branch


By:                                     By:
   ---------------------------------       ---------------------------------

Title: Vice President                   Title:
      ------------------------------          ------------------------------


BANK OF AMERICA NATIONAL TRUST          By:
AND SAVINGS ASSOCIATION, as a Bank and     ---------------------------------
as Issuing Bank                         Title:
                                              ------------------------------


By:
   --------------------------------
Title: Vice President
      -----------------------------

UNION BANK OF CALIFORNIA, N.A.


By:
   --------------------------------
Title:
      -----------------------------


By:
   --------------------------------
Title:
      -----------------------------

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in the State of California by their proper and duly authorized officers as of the day and year first above written.


GRANITE CONSTRUCTION INCORPORATED       BANQUE NATIONALE DE PARIS


By:                                     By:
   ---------------------------------       ---------------------------------

Title:                                  Title:
      ------------------------------          ------------------------------

By:                                     By:
   ---------------------------------       ---------------------------------

Title:                                  Title:
      ------------------------------          ------------------------------


BANK OF AMERICA NATIONAL TRUST          ABN-AMRO BANK N.V.,
AND SAVINGS ASSOCIATION, as Agent       San Francisco International Branch


By:                                     By: /s/ BRADFORD H. LEAHY
   ---------------------------------       ---------------------------------

Title: Vice President                   Title: Bradford H. Leahy
      ------------------------------          ------------------------------
                                               Assistant Vice President


BANK OF AMERICA NATIONAL TRUST          By: /s/ L.T. OSBORNE
AND SAVINGS ASSOCIATION, as a Bank and     ---------------------------------
as Issuing Bank                         Title: L. T. Osborne
                                              ------------------------------
                                               Group Vice President


By:
   --------------------------------
Title: Vice President
      -----------------------------

UNION BANK OF CALIFORNIA, N.A.


By:
   --------------------------------
Title:
      -----------------------------


By:
   --------------------------------
Title:
      -----------------------------

                                SCHEDULE 2.01(a)

                                 TERM COMMITMENT


BANK                                                     TERM COMMITMENT
----                                                     ---------------

Bank of America
National Trust and
Savings Association                                       $11,250,000

Banque Nationale
 de Paris                                                 $ 6,562,500

ABN-AMRO Bank N.V.                                        $ 6,562,500

Union Bank of California, N.A.                            $ 5,625,000
                                                          -----------

                                     Total                $30,000,000
                                                          ===========

                                SCHEDULE 2.01(b)
                              REVOLVING COMMITMENT

BANK                                                     REVOLVING COMMITMENT
----                                                     --------------------

Bank of America
National Trust and
Savings Association                                          $28,125,000

Banque Nationale
 de Paris                                                    $16,406,250
ABN-AMRO Bank TM                                             $16,406,250

Union Bank of California, N.A.                               $14,062,500
                                                             -----------

                                     Total                   $75,000,000
                                                             ===========

                                  SCHEDULE 3.03

                           EXISTING LETTERS OF CREDIT


      1.    Letter of Credit #1171, as amended
            Applicant:  Granite Construction Company
            Beneficiary: State of California Self-Insurance Plans Original Issue Date: February 10, 1987
            Expiry Date: March 15, 1998*
            Current Face Amount: $3,585,430.00


*"Evergreen" letter of credit: provides for automatic one-year extensions unless a notice of non-renewal is provided to the beneficiary not less than 45 days prior to the expiry date of such letter of credit.

                        GRANITE CONSTRUCTION INCORPORATED

                                Schedule 5.01 (d)

                                  Good Standing

                        GRANITE CONSTRUCTION INCORPORATED
                                Schedule 5.01(d)


Granite Construction Incorporated       G.G. & R., Inc.
---------------------------------       ---------------
California                              Utah
Delaware
Nevada
Utah
Wyoming


Granite Construction Company            Intermountain Slurry Seal. Inc.
----------------------------            -------------------------------
Alabama                                 Arizona
Arizona                                 California
Arkansas                                Colorado
California                              Idaho
Colorado                                Montana
Delaware                                Nevada
Florida                                 Utah
Georgia
Hawaii
Idaho                                   Bear River Contractors
Illinois                                ----------------------
Kentucky                                Arizona
Louisiana                               California
Maryland                                Colorado
Minnesota                               Idaho
Mississippi                             Montana
Missouri                                Nevada
Montana                                 New Mexico
Nebraska                                Oregon
Nevada                                  Utah
New Jersey                              Washington
New Mexico                              Wyoming
New York
North Carolina
North Dakota                            GTC, Inc.
Ohio                                    ---------
Oklahoma                                Texas
Oregon
South Carolina
Tennessee                               Desert Aggregates Inc.
Texas                                   ----------------------
Utah                                    Arizona
Virginia                                California
Washington
Washington D.C.
West Virginia
Wyoming

Granite SR91 Corporation                Granite SR91 LP
------------------------                ---------------
California                              California


Wilcott Corporation                     Pozzolan Products Company (P.P.C.)
-------------------                     ----------------------------------
California                              Arizona
Colorado                                Nevada
                                        Utah


GILC LP                                 GILC Incorporated
-------                                 -----------------
Arizona                                 California
California                              Florida
Colorado                                Utah
Florida                                 Wyoming
Georgia
Idaho
Nevada
New Mexico
Texas
Utah
Wyoming

                        GRANITE CONSTRUCTION INCORPORATED

                                  Schedule 6.07

                                ERISA Compliance

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 6.07


QUALIFIED PLANS
PLAN NAME                                               SPONSOR

Granite Construction Profit Sharing         Granite Construction Incorporated
 and 401-K Plan
Granite Construction Employee Stock         Granite Construction Incorporated
 Ownership Plan
Gibbons Company Profit Sharing and          G. G. & R., Incorporated
Retirement Plan*

* During the due diligence process Granite uncovered ERISA defined an operational defect (under Code 401 (l) with Gibbons Company Profit Sharing and Retirement Plan. A Voluntary Compliance Resolution in compliance with the requirements of Rev. Proc. 94-62 was filed on August 5, 1995. Preliminary information indicates that to correct the defect will cost between $100,000 (probable) to $250,000 (worst case), and as of February 14, 1997 has been assigned to an Internal Revenue Service agent for review.

MULTIEMPLOYER PLANS

Signatory to the Agreement with, the Cement Masons, Operating Engineers, Teamsters, Laborers, and Carpenters unions.

Carpenters Local #1620 (Wyoming)                                    Operating Engineers (Material Testers) - Sacramento, CA
Carpenters (Construction) - Arizona                                 Operating Engineers (MTL.  Producers- PVT. Wk.) - Marysville, CA
Carpenters (Construction) - Northern and Southern California        Operating Engineers (R, S & G) - Imperial County, CA
Carpenters (Construction) - Northern Nevada                         Operating Engineers (R, S & G) - Riverside/San Bernardino, CA
Carpenters (Construction) - San Diego, CA                           Piledrivers (Construction) - Northern and Southern California
Cement Masons (Construction) - Northern and Southern California     Pipefitters Local #192 (Wyoming)
Cement Masons (Construction) - Northern Nevada                      Plasterers & Cement Masons Local No. 588 (Utah)
Cement Masons (Construction) - San San Diego, CA                    Plasters (Construction) - Barbara County, CA
Cement Masons (Farm Ditch) - Imperial County, CA                    Plumbers, Local 355 (Utility Construction)-Northern California
Laborers Local No. 295 (Utah)                                       Teamsters Local No. 222 (Utah)
Laborers Local #12711 (Wyoming)                                     Teamsters Local No. 976 (Utah)
Laborers (Construction) - Northern and Southern California          Teamsters Local #307 (Wyoming)
Laborers (Construction) - Northern Nevada and Las Vegas, NV         Teamsters (Construction) - Northern and Southern California
Laborers (Construction) - San Diego, CA                             Teamsters (Construction) - Northern Nevada and Las Vegas, NV
Laborers (Farm Ditch) - Imperial County, CA                         Teamsters (Construction)-San Diego, CA
Laborers (Tunnel Construction) - Northern and Southern California   Teamsters (R, S & G) - Coalinga, CA
Operating Engineers Local No. 3 (Utah)                              Teamsters (R, S & G) - Imperial County, CA
Operating Engineers Local No. 800 (Wyoming)                         Teamsters (R, S & G) - METZ (Greenfield) CA
Operating Engineers (Construction) - Northern California            Teamsters (R, S & G) - Riverside/San Bernardino, CA
Operating Engineers (Construction ) - Northern Nevada and
  Las Vegas, NV                                                     Teamsters (Readymix) - Reno, NV
Operating Engineers (Construction) - Southern California and
  San Diego, CA                                                     Utah District Council of Carpenters
Operating Engineers (Farm Ditch) - Imperial County, CA              Wyoming Building and Trades

In addition to above referenced plans, contributions have been made to the Taft-Hartley Trust funds as required under collective bargaining agreements in the states where Granite has performed work as follows:

       Colorado             Oklahoma
       Georgia              Oregon
       Illinois             Texas
       Maryland             Utah
       Mississippi          Washington
       New Mexico           Washington DC - Virginia

                        GRANITE CONSTRUCTION INCORPORATED

                                Schedule 6.11 (c)

                     Leases, Dividends and Letters of Credit

                        GRANITE CONSTRUCTION INCORPORATED
                                SCHEDULE 6.11 (c)

LEASES: (GCC AS LESSEE)

                                                                                                          ANNUAL
             LESSOR                           DESCRIPTION                        MATURITY                PAYMENTS
-----------------------------------------------------------------------------------------------------------------
Arizona State Labor Department           Pit                                     01/31/00                  21,318
Associates                               Construction Equipment                  10/31/99                  50,460
Associates                               Construction Equipment                  06/30/99                 240,000
Associates                               Construction Equipment                  05/31/99                  56,552
Associates                               Construction Equipment                  04/30/99                 234,000
Associates                               Construction Equipment                  01/31/99                 286,000
Associates                               Construction Equipment                  12/31/98                 172,980
Associates                               Construction Equipment                  12/31/98                 127,368
Associates                               Construction Equipment                  10/31/98                 117,600
Associates                               Construction Equipment                  03/31/00                 312,312
Athens Avenue - Steve Mehalakis          Pit                                     06/16/99                   1,170
CIT                                      Construction Equipment                  04/30/99                  54,131
CIT                                      Construction Equipment                  09/06/98                  42,216
CIT                                      Construction Equipment                  03/31/97                  32,211
City of Calpatria                        Plant Property                          06/30/98                   1,200
Crawford                                 Pit                                     12/31/99                  40,000
Dawn Eskelson                            Pit                                     03/31/99                  30,000
Finch Living Trust                       Pit                                     12/31/97                  23,250
First Union                              Construction Equipment                  05/25/97                  54,735
GE Capital Modular Space                 Office Building                         09/06/98                 $29,340
Gibbons Realty Company                   Building                                05/08/05                  30,000
Granite Rock Company                     Office & Yard                           12/31/00                 165,100
Hanson, Clarence & Sinnott               Quarry Property                         07/31/99                  50,000
Jackling Aggregate Limited               Pit                                     12/31/05                  72,000
Julia C. Matthews                        Pit                                     12/31/98                  24,000
Kansallis                                Construction Equipment                  05/25/98                  27,255
Kansallis                                Construction Equipment                  04/25/97                  49,052
Kansallis                                Construction Equipment                  04/25/97                   8,624
Little Rock Sand & Gravel                Pit                                     04/30/01                 132,480
Loughman & Peto                          Pit                                     12/31/97                  25,440
L. R. Peterson and E. W. McGah           Pit                                     01/02/06                  70,000
Maria Bazzi                              Pit                                     12/31/00                  62,783
Mariposa Ranch Limited Part.             Pit                                     09/30/99                  12,500
Meredit, Parker, Key, Bath               Pit                                     12/31/97                 137,100
M. L. Hillcock & B.C. Hillcock           Pit                                     01/31/98                  12,688
Pebble Beach Corporation                 Pit                                     12/31/00                  24,000
Schaefer-Flouret                         Plant property                          09/30/97                   7,500
Settlemeyer Ranch & Scarscelli           Pit                                     04/30/98                  15,000
State of Arizona                         Pit                                     03/01/99                  13,624
S. Martinelli & Company                  Office Building                         09/30/97                  54,000
TOKAI                                    Construction Equipment                  10/25/97                  79,095
Topo Ranch (Singleton Group)             Pit                                     06/30/97                   3,013
Walker Development                       Pit                                     12/31/19                  75,000
Western Pacific Railroad Co.             Pit                                     06/01/01                  50,000
Woodland - Reiff                         Pit                                     05/31/03                   2,000
Woodland - Schneegas                     Pit                                     05/31/03                     750
-----------------------------------------------------------------------------------------------------------------
                                                                                                       $3,129,847

LEASES:        (DESERT AGGREGATES AS LESSEE)
-----------------------------------------------------------------------------------------------------------------
Raymond J. Fanchon/L. Muller             Pit                                     03/07/16                  24,000
William Barry Shannon                    Pit                                     02/29/96                   7,200
-----------------------------------------------------------------------------------------------------------------
                                                                                                          $31,200

LEASES:        (BRC AS LESSEE)
-----------------------------------------------------------------------------------------------------------------
State of Utah                            Office Building                         08/01/38                  14,504
State of Utah                            Office Building                         11/01/38                   6,883
-----------------------------------------------------------------------------------------------------------------
                                                                                                          $21,387

LEASES:        (PPC AS LESSEE)
-----------------------------------------------------------------------------------------------------------------
S W Souvall Company                      Office Building                         03/31/99                  23,313
-----------------------------------------------------------------------------------------------------------------
                                                                                                          $23,313

                        GRANITE CONSTRUCTION INCORPORATED
                                SCHEDULE 6.11 (c)


DIVIDENDS:            (GCI OBLIGATION)

                                                                                MATURITY        AMOUNT
--------------------------------------------------------------------------------------------------------
Second Quarter 1997 $.06 dividend
declared for holders of record as of                                            07/18/97      $1,096,564
June 30, 1997 (approximately)


LETTERS OF CREDIT:

        BENEFICIARY              TYPE              SECURED       LENDER         MATURITY         AMOUNT
--------------------------------------------------------------------------------------------------------
Sierra Pacific Power             Performance          N          B of A         05/16/98         104,000
Company (GCC)
Granite SR91 L.P.                Performance          N          B of A         07/14/98       3,111,112
(SR91 Corp. & GCI)
--------------------------------------------------------------------------------------------------------
                                                                                              $3,215,112
                                                                                              ----------
                                                                                              $7,517,423
                                                                                              ----------

                        GRANITE CONSTRUCTION INCORPORATED

                                  Schedule 6.12

                              Environmental Matters

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 6.12


ENVIRONMENTAL

Granite Construction in the normal course of business utilizes petroleum (hydrocarbon) products which by definition are considered hazardous materials. The utilization of these asphalt products, diesel, and gasoline over the years of operations have the potential of creating exposure to environmental clean up requirements. All underground tanks meet current requirements. There is no pending governmental ordered clean up. However, the following represents estimates based on construction industry housekeeping practices as encountered during our normal course of business. Except as indicated with an "*", these costs do not represent actual identified exposures.

    Locations                           Description                                            Amount
-----------------------------------------------------------------------------------------------------
Arvin, CA                    Asphalt Batch Plant                                              100,000
Arvin, Ca                    Surface Spills                                                    50,000
Bakersfield, CA              Surface Spills                                                   100,000
Bakersfield, CA              Diesel Aboveground Storage Tanks                                  25,000
Bakersfield, CA              Asphalt Batch Plant                                              100,000
Coalinga, CA                 Asphalt Batch Plant                                               50,500
Coalinga, CA                 Surface Spills                                                    10,000
Felton, Ca                   Asphalt Batch plant                                              200,000
French Camp, CA              Diesel/Gasoline Underground Storage Tanks                        100,000
Gardnerville, NV             Surface Spills                                                    25,000
Gardnerville, NV             Asphalt Batch Plant                                               50,000
Indio, CA                  * Asphalt Batch Plant                                              250,0OO
Palmdale, CA                 Surface Spills                                                    10,000
Palmdale, CA                 Asphalt Batch Plant                                               50,000
Patrick, NV                  Asphalt Batch Plant                                               75,000
Patrick, NV                  Surface Spills                                                    50,000
Sacramento, CA               Diesel/Gasoline Underground Storage Tanks                         50,000
Sacramento, CA               Asphalt Batch Plant                                              300,000
Sacramento, CA               Surface Spills                                                   200,000
Sacramento, CA               Diesel Aboveground Storage Tanks                                  50,000
Salinas, CA                  Surface Spills                                                   250,000
Santa Barbara, CA            Surface Spills                                                   100,000
Santa Barbara, CA            Diesel/Gasoline Underground Storage Tanks                         75,000
Santa Barbara, CA            Asphalt Batch Plant                                               50,000
Santa Cruz, CA               Asphalt Batch Plant                                               75,000
Sparks, NV                   Diesel/Gasoline Underground Storage Tanks                         25,000
Thousand Palms, CA         * Asphalt Batch Plant                                              533,000
(Garnet)
Tracy, CA                    Asphalt Batch Plant                                               75,000
Tracy, CA                    Surface Spills                                                    25,000
Tucson, AZ                   Surface Spills                                                    25,000
Tucson, AZ                   Diesel/Gasoline Underground Storage Tanks                         50,000
Tucson, AZ                   Asphalt Batch Plant                                              150,000
Watsonville, CA              Diesel/Gasoline Underground Storage Tanks                        150,000
Watsonville, CA              Surface Spills                                                    50,000
Webb, UT                   * Asphalt Batch Plant                                            1,400,000
Whitehall, UT              * Asphalt Batch Plant                                               55,000
Salt Lake City, UT         * Asphalt Batch Plant                                              250,000
(2200 North)
Salt Lake City, UT         * Diesel/Gasoline Underground Storage Tanks                      1,106,000
(9th North)
Salt Lake County, UT       * Surface Spills                                                    30,000
(Hercule)
Weber County, UT           * Surface Spills                                                   100,000
(Ogden)
Salt Lake County, UT       * Aggregate and smelter site                                     1,250,000
(CPC)
Cahoon, UT                 * Surface Spills                                                   100,000
Fireclay Battery, UT       * Surface Spills                                                    25,000
-----------------------------------------------------------------------------------------------------
                                                                                           $7,794,000
                                                                                           ==========

                        GRANITE CONSTRUCTION INCORPORATED

                                  Schedule 6.17

                         Intellectual Property Disputes


There is no claim or litigation regarding any copyrights, patents, trademarks or licenses.

                        GRANITE CONSTRUCTION INCORPORATED

                                  Schedule 6.18

                       Subsidiaries and Equity Investments

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 6.18


EQUITY INVESTMENTS:

        COMPANY              DESCRIPTIONS          QUANTITY                        INVESTMENT MARKET
                                                                                     VALUE 06/03/97
----------------------------------------------------------------------------------------------------
Morrison-Knudsen                       Common Stock              100 shares                   $1,325
Perini Corporation                     Common Stock              100 shares                      725
Guy F. Atkinson                        Common Stock              100 shares                      688
Calmat Company                         Common Stock              100 shares                    2,038
Cascade Corporation                    Common Stock              100 shares                    1,713
TIC Holdings                           Minority Interest         257,126 Shares           20,119,081
Furin-Colnon/Granite                   Joint Venture                                         201,169
Granite/Groves                         Joint Venture                                       (255,981)
Kiewit/Granite (TCA)                   Joint Venture                                       9,094,030
Kiewit/Granite (KG Leasing)            Joint Venture                                       9,072,746
Kiewit/Granite (E. Dam)                Joint Venture                                       2,814,542
----------------------------------------------------------------------------------------------------
                                                                                         $41,052,075
                                                                                         ===========

                                [TABLE NOT SHOWN]

                        GRANITE CONSTRUCTION INCORPORATED

                                Schedule 8.01 (a)

                         Liens Existing on Closing Date

                       Please see Schedule 8.18 for Liens

                        GRANITE CONSTRUCTION INCORPORATED

                                  Schedule 8.04

                                Investment Policy

                        GRANITE CONSTRUCTION INCORPORATED
                          INVESTMENT POLICY GUIDELINES


OBJECTIVES

Within the spectrum of activities of this organization, it is necessary to provide a framework for the regular and continuous management of its investment funds. Short term and intermediate term investments provide earnings on excess cash while maintaining liquidity and working funds for the present and future operations.

In order to provide control of all investments and cash, this policy shall limit investment activities to: first, preserve principal; second, meet liquidity needs; third, avoid inappropriate concentration of investments; and fourth, deliver good yield in relationship to these GUIDELINES and market conditions.

DURATION

Cash investments are restricted to the average duration of one (1) year from date of settlement. Any investments with longer maturity than one year must be invested in instruments issued by, guaranteed by, or insured by the U.S. Government or any of its agencies. The average portfolio duration of escrows and deposit agreements shall not exceed five (5) years. Short term investments shall be defined as instruments maturing in ninety-one (91) days or more.

LIQUIDITY

The duration of the portfolio including escrows & deposits shall be consistent with the cash needs as determined by the cash forecast. The portfolio will be constructed in order to provide funds that will enable the company to meet its day to day requirements and short term needs. Any excess cash above the aforementioned requirements may be invested in instruments with longer maturity.

MARKETABILITY

Holdings should be of sufficient size and held in issues which are traded actively (except time deposits, loan participation, and master notes) to facilitate transactions at a minimum cost and accurate market valuation.



Effective 01/96

TRADING

The following individuals are authorized traders:

        Jigisha Desai        R. C. Allbritton             A. B. Nickerson

Any individual transaction conforming to the policy set forth herein or, any transaction of an Investment Manager not conforming to the respective Investment Manager's policy shall be approved by one of the following officers or, any transaction not conforming to the policy set forth herein must be approved by any two of the following officers:

               D. H. Watts                         W. E. Barton
               W. G. Dorey                         M. E. Boitano

DEALERS AND BANKS FOR TRADING

The preferred dealers and banks designated as safekeeping depositories in order of choice are:

                             Bank of America, Glendale, CA (Wentworth,
                              Hauser & Violich)
                             Bank of New York
                             Wells Fargo

Additional dealer(s):        ABN - AMRO Securities
                             BA Securities
                             Merrill Lynch
                             Smith Barney

Investments purchased through other than preferred dealers will be delivered to Bank of New York for safekeeping and paid for upon receipt.

ESCROW

Escrows in lieu of retention are allowed at the following bank(s):

                             Bank of America
                             Bank One of Arizona
                             First Trust of California, NA
                             Merrill Lynch Trust Company
                             Nations Bank
                             Pioneer Citizens Bank, Nevada
                             SunTrust Bank

The types of investments will be guided by the terms of the escrow, but in all cases the

Effective 01/96
Page 2 of 5
investment will be governed by the investment policy stated herein. Banks not listed, but required by escrow agreement, will also be acceptable.

REPORTING

        * Daily - An Investment Transaction sheet, sequentially numbered will be processed for approval by an authorized officer.

        * Weekly and Monthly - A Portfolio listing will be provided to the Chief Financial Officer and the traders.



Effective 01/96

                       GRANITE CONSTRUCTION INCORPORATED
                          INVESTMENT POLICY GUIDELINES


------------------------------------------------------------------------------------------------------------------------------------
                                                        IF INSTRUMENT CARRIES A GUARANTEE, CONSIDER GUARANTOR TO BE ISSUER
                                                 -----------------------------------------------------------------------------------
            ELIGIBLE INVESTMENTS                 CONCENTRATION LIMITS                        CREDIT QUALITY
                                                                                   -------------------------------------------------
      The portfolio will be limited             Maximum concentration at
                                                    time of purchase                Rating                   Limitations
------------------------------------------------------------------------------------------------------------------------------------
Obligations issued by U.S. Government limited to:
     U.S. Treasury Bills
     U.S. Treasury Notes                                                                N/A                       N/A
     U.S. Treasury Bonds                                No Maximum
------------------------------------------------------------------------------------------------------------------------------------
Obligations of agencies of the U.S. Government
limited to:
     Federal Farm Credit Bank                      25% of the portfolio
     Federal Home Loan Bank                        Any one issuer not to                 N/A                      N/A
     Federal Home Loan Mortgage Corporation      exceed $1,000,000 or 10%
     Federal National Mortgage Association          of total portfolio
     Student Loan Marketing Association           (whichever is greater)
------------------------------------------------------------------------------------------------------------------------------------
Obligations collateralized by U.S. Government                                                              Delivered to authorized
securities limited to:                               25% of the portfolio      Fully collateralized by      safekeeping account.
     Repurchase Agreements                         Any one issuer not to         U.S. Gov't and Agency      Collateral value plus
     Reverse Repurchase Agreements               exceed $1,000,000 or 10%       securities included in      accrued interest must
                                                    of total portfolio             these guidelines        exceed and be maintained
                                                  (whichever is greater)                                     at level exceeding
                                                                                                             value of agreement
------------------------------------------------------------------------------------------------------------------------------------
Obligations issued by U.S. owned domestic          50% of the portfolio                   A-1/P-1
commercial banks limited to:                       Any one issuer not to                    AND               Top 40 U.S. Banks
     Bankers' Acceptance                         exceed $1,000,000 or 10%             AAA/NR or AA/Aa       by deposit and assets
     Certificates of Deposit                        of total portfolio             or better underlying      (see attached list)
                                                  (whichever is greater)              credit quality
------------------------------------------------------------------------------------------------------------------------------------
Obligations issued by U.S. bank subsidiaries of
Non U.S. banks so long as they are a state          40% of the portfolio                   A-1/P-1
chartered bank limited to:                          Any one issuer not to                    AND              Top 50 World Banks
     Yankee Bankers' Acceptances                  exceed $1,000,000 or 10%             AAA/NR or AA/Aa       by deposit and assets
     Yankee Certificates of Deposit                  of total portfolio             or better underlying      (see attached list)
     (all securities U.S. dollar denominated)      (whichever is greater)              credit quality
------------------------------------------------------------------------------------------------------------------------------------

Effective 01/96

                       GRANITE CONSTRUCTION INCORPORATED

                          INVESTMENT POLICY GUIDELINES

----------------------------------------------------------------------------------------------------------------------------------
                                                      IF INSTRUMENT CARRIES A GUARANTEE, CONSIDER GUARANTOR TO BE ISSUER
                                            --------------------------------------------------------------------------------------

ELIGIBLE INVESTMENTS                            CONCENTRATION LIMITS                           CREDIT QUALITY
The portfolio will be limited to              Maximum concentration at    --------------------------------------------------------
                                                  time of purchase                Rating                      Limitations
----------------------------------------------------------------------------------------------------------------------------------
Obligations of major U.S. corporation           50% of the portfolio
and U.S. holding companies limited to:          Any one issuer not to           A-1/P-1/D-1                Any TWO of three
                                              exceed $1,000,000 or 10%      S&P, Moody's, Duff &            rating services
    Commercial Paper                              of total portfolio              Phelps
                                               (whichever is greater)

----------------------------------------------------------------------------------------------------------------------------------

                                                  25% of portfolio
    Loan Participation                          Any one issuer not to           Use issuer's                    Same as
    Master Notes                              exceed $1,000,000 or 10%           commercial             commercial paper credit
                                                 of total portfolio         paper credit rating          quality requirements
                                               (whichever is greater)
----------------------------------------------------------------------------------------------------------------------------------

Tax-exempt investments limited to:                25% of portfolio            S&P: A-1, AA or
    Commercial Paper                            Any one issuer not to           better, Sp-1              Bonds NOT subject to
    Floating Rate Put Bonds                   exceed $1,000,000 or 10%              AND                 Alternative Minimum Tax
    Floating Rate Put Notes                      of total portfolio         Moody's: P-1, Aa and        when advantageous in the
    Municipal Notes                            (whichever is greater)         better, VMIG-1.                 marketplace
    Municipal Bonds

----------------------------------------------------------------------------------------------------------------------------------

Money Market Mutual Funds                     Consistent with Company's                                Limited to those approved
                                               Liquidity requirements                                  by the Board of Directors

----------------------------------------------------------------------------------------------------------------------------------

                        GRANITE CONSTRUCTION INCORPORATED
                          INVESTMENT POLICY GUIDELINES
                           WENTWORTH, HAUSER & VIOLICH


OBJECTIVES

The assets are liquidity and working funds for the present and future operations of the firm. It is essential that the assets be invested in a high quality portfolio which: first, preserve principal; second, meet liquidity needs; third, delivers good yield in relationship to these guidelines and market conditions; fourth, avoids inappropriate concentrations of investments; and fifth, provides fiduciary control of all investments and cash by the firm's appointed custodian.

DURATION

The portfolio's average duration shall not exceed two (2) years from date of settlement. Short term investments shall be defined as instruments maturing in ninety-one (91) days or more.

LIQUIDITY

The portfolio will be constructed so that it can provide $ 1,000,000.00 in 30 days and the remainder shall be consistent with the cash needs of the Company as determined by the cash forecast, and be so constructed that it can provide funds to match the Company's cash requirements.

MARKETABILITY

Holdings should be of sufficient size and held in issues which are traded actively (except time deposits, loan participation, and master notes) to facilitate transactions at a minimum cost and accurate market valuation.

TRADING

All purchases and sales will be executed at the best net price with the principal dealers and banks in the particular securities. All securities purchased will be in the name of client.

DEALERS AND RANKS FOR TRADING

As determined by Wentworth, Hauser & Violich, but within the confines of this agreement emphasizing credit quality.



Effective 3/95
Page 1 of 4

REPORTING

        *      Daily - Copy of confirmation slip.

        * Monthly - Month-End regular accounting transaction, portfolio listing and cash flow schedules, and rate of return reports.

REINVESTMENT

Principal (and interest when appropriate) will be reinvested immediately upon receipt.

COMMUNICATION

Wentworth, Hauser & Hauser should maintain communications with client with as reasonable frequency as market conditions and the portfolio warrant. Major market condition changes and/or major portfolio changes should be called to the attention of the client.

Any trading which will realize a net loss in principal or exceeds policy limits must first be approved by the client.

DISCRETIONARY ACCOUNT

Wentworth, Hauser & Violich will have full discretion to invest the portfolio within the guidelines.

PERFORMANCE BENCHMARK

The performance of the portfolio will be compared to appropriate market indices for securities with longer maturity than one year. Overall performance should not be less than 90-day Treasury Bill Index over a one year time horizon.



Effective 3/95
Page 2 of 4

                       GRANITE CONSTRUCTION INCORPORATED
                      INVESTMENT MANAGER POLICY GUIDELINES
                          WENTWORTH, HAUSER & VIOLICH


------------------------------------------------------------------------------------------------------------------------------------
                                                        IF INSTRUMENT CARRIES A GUARANTEE, CONSIDER GUARANTOR TO BE ISSUER
                                                 -----------------------------------------------------------------------------------
            ELIGIBLE INVESTMENTS                 CONCENTRATION LIMITS                        CREDIT QUALITY
                                                                                   -------------------------------------------------
      The portfolio will be limited             Maximum concentration at
                                                    time of purchase                Rating                   Limitations
------------------------------------------------------------------------------------------------------------------------------------
Obligations issued by U.S. Government limited to:
     U.S. Treasury Bills
     U.S. Treasury Notes                                No Maximum                      N/A                       N/A
     U.S. Treasury Bonds
------------------------------------------------------------------------------------------------------------------------------------
Obligations of agencies of the U.S. Government
limited to:
     Federal Farm Credit Bank                      50% of the portfolio
     Federal Home Loan Bank                        Any one issuer not to                 N/A                      N/A
     Federal Home Loan Mortgage Corporations     exceed $1,000,000 or 10%
     Federal National Mortgage Association          of total portfolio
     Student Loan Marketing Association           (whichever is greater)
------------------------------------------------------------------------------------------------------------------------------------
Obligations collateralized by U.S. Government                                                              Delivered to authorized
securities limited to:                               25% of the portfolio      Fully collateralized by      safekeeping account.
     Repurchase Agreements                         Any one issuer not to         U.S. Gov't and Agency      Collateral value plus
     Reverse Repurchase Agreements               exceed $1,000,000 or 10%       securities included in      accrued interest must
                                                    of total portfolio             these guidelines        exceed and be maintained
                                                  (whichever is greater)                                     at level exceeding
                                                                                                             value of agreement
------------------------------------------------------------------------------------------------------------------------------------
Obligations issued by U.S. owned domestic          50% of the portfolio                   A-1/P-1
commercial banks limited to:                       Any one issuer not to                    AND              Top 100 U.S. Banks
     Bankers' Acceptance                         exceed $1,000,000 or 10%                   A/A             by deposit and assets
     Certificates of Deposit                        of total portfolio             or better underlying
                                                  (whichever is greater)              credit quality
------------------------------------------------------------------------------------------------------------------------------------
Obligations issued by Non U.S. bank domiciled
in countries that are approved sovereign risks      50% of the portfolio                   A-1/P-1
by Investment Manager limited to:                   Any one issuer not to                    AND              Top 200 World Banks
     Yankee Bankers' Acceptances                  exceed $1,000,000 or 10%                   A/A             by deposit and assets
     Yankee Certificates of Deposit                  of total portfolio             or better underlying
     (all securities U.S. dollar denominated)      (whichever is greater)              credit quality
------------------------------------------------------------------------------------------------------------------------------------

Effective 03/95
Page 3 of 4

                       GRANITE CONSTRUCTION INCORPORATED

                      INVESTMENT MANAGER POLICY GUIDELINES

                          WENTWORTH, HAUSER & VIOLICH

----------------------------------------------------------------------------------------------------------------------------------
                                                      IF INSTRUMENT CARRIES A GUARANTEE, CONSIDER GUARANTOR TO BE ISSUER
                                            --------------------------------------------------------------------------------------

ELIGIBLE INVESTMENTS                            CONCENTRATION LIMITS                           CREDIT QUALITY
The portfolio will be limited to              Maximum concentration at    --------------------------------------------------------
                                                  time of purchase                Rating                      Limitations
----------------------------------------------------------------------------------------------------------------------------------
Obligations of major corporations               50% of the portfolio
and U.S. holding companies limited to:          Any one issuer not to           A-1/P-1/F-1                Any TWO of three
                                              exceed $1,000,000 or 10%      S&P, Moody's, Fitch             rating services
    Commercial Paper                              of total portfolio
    Medium Term Note                           (whichever is greater)

----------------------------------------------------------------------------------------------------------------------------------

                                                  50% of portfolio
    Loan Participation                          Any one issuer not to           Use issuer's                    Same as
    Master Notes                              exceed $1,000,000 or 10%           commercial             commercial paper credit
                                                 of total portfolio         paper credit rating          quality requirements
                                               (whichever is greater)
----------------------------------------------------------------------------------------------------------------------------------

Tax-exempt investments limited to:                25% of portfolio            S&P: A-1, AA or
    Commercial Paper                            Any one issuer not to           better, Sp-1              Bonds subject to
    Floating Rate Put Bonds                   exceed $1,000,000 or 10%              AND                 Alternative Minimum Tax
    Floating Rate Put Notes                      of total portfolio         Moody's: P-1, Aa or         only when advantageous
    Municipal Notes                            (whichever is greater)         better, VMIG-1.              in the marketplace
    Municipal Bonds
----------------------------------------------------------------------------------------------------------------------------------

                        GRANITE CONSTRUCTION INCORPORATED

                                  Schedule 8.06

                             Contingent Obligations

                There are no contingent obligations outstanding.

                        GRANITE CONSTRUCTION INCORPORATED

                                  Schedule 8.18

                                  Indebtedness

                        GRANITE CONSTRUCTION INCORPORATED
                                  SCHEDULE 8.18


INDEBTEDNESS
NOTES:


        LENDER                TYPE               SECURED       INTEREST       MATURITY       BALANCE
                                                   Y/N           RATE                        05/31/97
---------------------      -----------           -------       --------       --------       --------
Small Business Admin-      Acquisition              N            4.91%          01/04/99        129,050
Istration (GCC)
Raymond Flaschbarth        Land Acquisition         N            8.00%          06/30/00        260,000
(GCC)
C. B. Concrete              Acquisition             N            6.50%          04/14/02      2,638,387
Company, Inc. (GCC)
Scach, Inc. (BRC)           Acquisition             N            6.50%          04/14/02        788,091
                                                                                              $3,815,528


NOTE:   PLEASE SEE SCHEDULE 6.11 (C) FOR CAPITALIZED LEASES.

                                 SCHEDULE 11.02

               ADDRESSES FOR NOTICES: PAYMENT AND LENDING OFFICES


Addresses for Notices

IF TO THE COMPANY:

Granite Construction Incorporated
Box 50085
Watsonville, CA 95077-5085
585 West Beach Street
Watsonville, CA 95076
Attn:   Roxane Allbritton
Telephone:     (408) 761-4772
Facsimile:     (418) 728-1701


                                                          Payment and Lending Offices

IF TO THE AGENT:                                          AGENT'S PAYMENT OFFICE:

Bank of America NT&SA                                     Bank of America NT&SA
Agency Administrative Services #5596                      (ABA 121-000-358-S.F.)
1455 Market Street, 13th Floor                            Attn: Agency Administrative Services
San Francisco, CA 94103                                   #5596
Attn:   Peter Vistan
Telex:  GRT 3726050 BA GA SFO                             1850 Gateway Blvd.
Telephone: (415) 436-2778                                 Concord, CA 94520
Facsimile: (415) 436-2700                                 For credit to account
                                                          No. 12330-15118
                                                          ref:  Bancontrol-Granite Construction


IF TO THE BANKS:                                          BANKS' PAYMENT AND LENDING OFFICES:
                                                          BANK OF AMERICA NT&SA
BANK OF AMERICA NT&SA                                     Global Payment Operations
San Francisco Credit Products #3838                       Customer Service Americas #5693
555 California Street, 41st Floor                         1850 Gateway Blvd.
San Francisco, CA 94104                                   Concord, CA 94520
Attention: Kevin Leader                                   Attention:  Karen Matthews
Telephone: (415) 622-8168                                 ABA No. 121-000-358 SF
Facsimile: (415) 622-4585
                                                          Domestic and Eurodollar Lending Office
                                                          1850 Gateway Boulevard
                                                          Concord, California 94520

Addresses for Notices                                     Payment and Lending Offices

IF TO THE BANKS:                                          BANKS' PAYMENT AND LENDING OFFICES:

UNION BANK OF CALIFORNIA, N.A.                            UNION BANK OF CALIFORNIA, N.A.
400 California Street, 17th Floor                         400 California Street, l7th Floor
San Francisco, CA 94104                                   San Francisco, CA 94104
Attn: Alison Amonette                                     Attention: Alison Amonette
Telephone: (415) 765-3696                                 ABA No. 122000496
Facsimile: (415) 765-2634
                                                          Domestic and Eurodollar Lending Office
                                                          400 California Street, 17th Floor
                                                          San Francisco, CA 94104

BANQUE NATIONALE DE PARIS                                 BANQUE NATIONALE DE PARIS
180 Montgomery Street, 4th Floor                          180 Montgomery Street, 4th Floor
San Francisco, CA 94104                                   San Francisco, CA 94104
Attn: Debra H. Wright                                     Attention: Treasury
Telephone: (415) 956-0707                                 ABA No. 121027234
Facsimile: (415) 296-8954
Telex: 278900
                                                          Domestic and Eurodollar Lending Office
                                                          180 Montgomery Street, 4th Floor
                                                          San Francisco, CA 94104

ABN-AMRO BANK N.V.                                        ABN-AMRO BANK N.V.
101 California Street, Suite 4550                         101 California Street, Suite 4550
San Francisco, CA 94111                                   San Francisco, CA 94111
Attn: Bradford H. Leahy                                   Attention: Gloria Lee
Telephone: (415) 984-3729                                 Acct No. 651001054541
Facsimile: (415) 362-3524                                 ABA No. 026009580
Telex: 278137
                                                          Domestic and Eurodollar Lending Office
                                                          101 California Street, Suite 4550
                                                          San Francisco, CA 94111


IF TO THE ISSUING BANK:

Bank of America NT&SA
International Trade
Banking Division #5655
333 S. Beaudry Ave, 19th Floor
Los Angeles, CA 90017
Attention:     Sandra Leon
Telephone:     (213) 345-6632
Facsimile:     (213) 345-6694

                                    EXHIBIT A

                               NOTICE OF BORROWING
                               -------------------


                                                             Date:______________


To: Bank of America National Trust and Savings Association as Agent for the Banks parties to the Credit Agreement dated as of June 30, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Granite Construction Incorporated, certain Banks which are signatories thereto and Bank of America National Trust and Savings Association, as Agent


Ladies and Gentlemen:

        The undersigned, Granite Construction Incorporated (the "Company"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section
2.03 of the Credit Agreement, of the Borrowing specified below:

               1. The Business Day of the proposed Borrowing is ________, 19___.

               2. The aggregate amount of the proposed Borrowing is $__________.

               3. The Borrowing is to be comprised of $_____ of [CD Rate] [Eurodollar Rate] [Reference Rate] Loans.

               4. The duration of the Interest Period for the CD Rate Loans or Eurodollar Rate Loans included in the Borrowing shall be [____ days] [___ months].

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties of the Company contained in Article VI of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date);

        Default has occurred and is continuing, or would result
from                         [text missing]     nd

      (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit plus the aggregate principal amount of all outstanding L/C Borrowings to exceed the Aggregate Revolving Commitment.


                                             GRANITE CONSTRUCTION
                                             INCORPORATED

                                             By:_____________________________

                                             Title:__________________________


                                             By:_____________________________

                                             Title:__________________________

                                    EXHIBIT B

                        NOTICE OF CONVERSION/CONTINUATION

                                      Date:


To: Bank of America National Trust and Savings Association, as Agent for the Banks parties to the Credit Agreement dated as of June 30, 1997 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Granite Construction Incorporated, certain Banks which are signatories thereto and Bank of America National Trust and Savings Association, as Agent

Ladies and Gentlemen:

        The undersigned, Granite Construction Incorporated (the "Company"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section
2.04 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

               1. The Conversion/Continuation Date is _____, 19___.

               2. The aggregate amount of the Loans [converted] is $_______ or [continued] is $____________.

               3. The Loans are to be [converted into] [continued as] [CD Rate] [Eurodollar Rate] [Reference Rate] Loans.

               4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [___ days] [___ months].

        The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:

               (a) the representations and warranties of the Company contained in Article VI of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date);

               (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

               (c) If the proposed [conversion] [continuation] is of Revolving Loans, the proposed [conversion][continuation] will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit plus the aggregate principal amount of all outstanding L/C Borrowings to exceed the Aggregate Revolving Commitment.



                                             GRANITE CONSTRUCTION
                                             INCORPORATED

                                             By:_____________________________

                                             Title:__________________________


                                             By:_____________________________

                                             Title:__________________________

                                   Exhibit C

[LOGO]
================================================================================
                                                       APPLICATION AND AGREEMENT
                                                    FOR STANDBY LETTER OF CREDIT

TO: Bank of America National Trust and Savings Association ("Bank")

                                                               For Bank Use Only
                                                               L/C NO._________

A. APPLICATION.

_______________("Customer") requests Bank to issue an irrevocable standby letter of credit ("Letter of Credit") as follows:

[ ] Full text teletransmission [ ]airmail with brief preliminary teletransmission advice [ ] Airmail [ ] Courier

For account of (Customer Name and Address)     In favor of (Beneficiary Name and Address)

_________________________________________      _________________________________________

_________________________________________      _________________________________________

_________________________________________      _________________________________________

Advising Bank

_________________________________________

_________________________________________

_________________________________________

Amount __________________________(_____)       Expiration Date: Drafts to be drawn on and presented at Bank's Issuing
(in words and figures)

Currency________________________________       unit on or before__________________________, 19____

Available by drafts drawn at sight on Bank's issuing unit when accompanied by the following documentation:

1. The original standby letter of credit.

2. The signed statement of the beneficiary worded as follows (state exact wording that is to appear in the statement accompanying the draft):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Special instructions:___________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

    Customer understands that the risk to Customer is greater if Customer requests a standby letter of credit which requires only a draft rather than a standby letter of credit which requires supporting documentation.

    Customer understands that the final form of the Letter of Credit may be subject to such revisions and changes as are deemed necessary or appropriate by Bank's letter of credit issuing unit and Customer hereby consents to such revisions and changes.

B.      AGREEMENT

        In consideration of Bank issuing for the account of Customer the Letter of Credit, Customer agrees to the following:

        1. Customer shall pay Bank, on demand, all amounts paid by Bank under or in respect of the Letter of Credit.

        2. On each fee payment date, so long as any undrawn amount of the Letter of Credit remains available, Customer shall pay Bank a Letter of Credit fee. The fee payment dates shall be the dates as Customer and Bank may agree, or in the absence of such agreement, the fee payment date shall be the date on which the Bank issues such Letter of Credit. The fee shall be at such rate per annum as Customer and Bank may agree, or in the absence of such agreement, at the rate customarily charged by Bank at the time such fee is payable. The applicable Letter of Credit fee shall be calculated and payable on the undrawn amount of the Letter of Credit as of such fee payment date, and shall be for the period commencing on such fee payment date and ending on the day preceding the next fee payment date (or the expiration date of the Letter of Credit, as the case may be), both dates inclusive. The Letter of Credit fee will be computed on the basis of a 365 day year and actual days elapsed. Bank shall not be required to refund any portion of the Letter of Credit fee paid for any period during which
(a) the Letter of Credit expires of otherwise terminates, or (b) the undrawn amount of the Letter of Credit is reduced by drawings or by amendment.

        3. Customer shall pay Bank, on demand, commissions and fees for amendments to the Letter of Credit, payments under the Letter of Credit, extensions of the Letter of Credit, cancellation of the Letter of Credit, and other services in the amounts Customer and Bank may agree, or, in the absence of such agreement, in the amounts customarily charged by Bank on the date of Bank's demand.

        4. All payments and deposits by Customer under this Application and Agreement shall be made at the branch or office Bank may designate from time to time. Bank shall have no obligation to pay Customer interest on any deposit made by Customer under this Application and Agreement.

        5. (a) All payments and deposits by Customer under this Application and Agreement shall be in the currency in which the Letter of Credit is payable except that Bank may, at its option, require payments and deposits by Customer under this Application and Agreement to be made in U.S. Dollars if the Letter of Credit is payable in a foreign currency.

            (b) The amount of each payment and each deposit by Customer under this Application and Agreement in U.S. Dollars for a Letter of Credit payable in a foreign currency shall be determined by converting the relevant amount to U.S. Dollars at the Conversion Rate in effect:

                 (i) with respect to each payment under Paragraph B.1., on the date the payment is made by Bank under or in respect of the Letter of Credit; and

                 (ii) with respect to each payment not falling under the preceding clause (i) and each deposit, on the date of Bank's demand for such payment or deposit.

            (c) If a U.S. Dollar deposit by Customer under this Application and Agreement for a Letter of Credit payable in a foreign currency becomes less than the U.S. Dollar equivalent of the undrawn amount of the Letter of Credit because of any variation in rates of exchange, Customer shall deposit with Bank, on demand, additional amounts in U.S. Dollars so that the total amount deposited by Customer under this Application and Agreement is not less than the U.S. Dollar equivalent of the undrawn amount of the Letter of Credit, determined by using the Conversion Rate on the date of Bank's latest demand.

            (d) "Conversion Rate" means the rate quoted by Bank in San Francisco, California for the purchase from Bank of the relevant foreign currency with U.S. Dollars.

        6. Customer shall reimburse or compensate Bank, on demand, for all costs incurred, losses suffered and payments made by Bank which are applied or allocated by Bank to the Letter of Credit (as determined by Bank) by reason of any and all present or future reserve, deposit, assessment or similar requirements against (or against any class of or change in or in the amount of ) assets or liabilities of, or commitments or extensions of credit by, Bank.

        7. If Bank determines that any law, rule, regulation or guideline regarding capital adequacy affects or would affect the amount of capital required to be maintained by Bank or any corporation controlling Bank and that (taking into consideration Bank's policies with respect to capital adequacy and Bank's desired return on capital) the amount of required capital is increased as a result of Bank's obligations under the Letter of Credit, then, on demand, Customer shall pay Bank additional amounts sufficient as specified by Bank to compensate Bank for such increase.

        8. Upon the occurrence of any of the following events, Customer shall deposit with Bank, on demand and as cash security for Customer's obligations to Bank under this Application and Agreement, an amount equal to the undrawn amount of the Letter of Credit:

            (a) Customer defaults under any provision of this Application and Agreement;

            (b) Any bankruptcy or similar proceeding is commenced with respect to Customer;

            (c) Any default occurs under any other agreement involving the borrowing of money or the extension of credit under which Customer may be obligated as borrower, instalment purchaser or guarantor, if such default consists of the failure to pay any indebtedness when due or if such default permits or causes the acceleration of any indebtedness or the termination of any commitment to lend or to extend credit;

            (d) Customer defaults on any other obligation to Bank;

            (e) In the opinion of Bank, any material adverse change occurs in Customer's business, operations, financial condition or ability to perform its obligations under this Applications and Agreement;

            (f) Any court order, injunction or other legal process is issued restraining or seeking to restrain drawing or payment under the Letter of Credit,

            (g) Any person other than Beneficiary attempts, or in any way claims any right, to draw under the Letter of Credit, including, without limitation, any debtor in possession, custodian, receiver, trustee, assignee for benefit of creditors, personal representative or other successor.

        9. Customer shall pay interest, on demand, on any amount not paid when due under this Application and Agreement from the due date until payment in full at a rate per annum equal to the rate of interest publicly announced from time to time by Bank in San Francisco, California, as its reference rate plus three percentage points. The reference rate is set by Bank based on various factors including Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some credits. Bank may price credit at, above or below the reference rate. Any change in Bank's reference rate shall take effect at the opening of business on the day specified in Bank's public announcement of change in Bank's reference rate. Interest will be computed on the basis of a 365 day year and actual days elapsed.

        10. Customer authorizes Bank to charge any of Customer's accounts with Bank for all amounts then due and payable to Bank under this Application and Agreement.

        11. Customer shall pay, on demand, all costs, expenses and attorney's fees (including allocated costs for in-house legal services) incurred by Bank in connection with (a) any dispute concerning the Letter of Credit or this Application and Agreement, or (b) the enforcement of this Application and Agreement.

        12. If any arbitration award, judgment or orders is given or made for the payment of any amount due under this Application and Agreement and such arbitration award, judgment or order is expressed in a currency other than the currency required under this Application and Agreement, Customer shall indemnify Bank against and hold Bank harmless from all lost and damage incurred by Bank as a result of any variation in rates of exchange between the date of such arbitration award, judgment or order and the date of payment (or ii) the case of partial payments, the date of each partial payment) thereof. This indemnity shall constitute an obligation separate and independent from the other obligations contained in this Applications and Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by Bank form time to time, and shall continue in full force and effect notwithstanding any arbitration award, judgment or order for a liquidated sum respect of an amount due under this Application and Agreement.

        13. The word "Customer" in this Application and Agreement refers to each signer (other than Bank) of this Application and Agreement. If this Application and Agreement is signed by more than one Customer, their obligations under this Application and Agreement shall be joint and several.

        14. Subject to the laws, customs and practices of the trade in the area where the beneficiary is located, the Letter of Credit will be subject to, and performance under the Letter of Credit by Bank, its correspondents, and the beneficiary will be governed by, the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500", or by later Uniform Customs and Practice fixed by later Congresses of the International Chamber of Commerce as in effect on the date the Letter of Credit is issued.

        15. This Application and Agreement shall be governed by and construed under the laws of the State of California, to the jurisdiction of which the parties hereto submit.

        16. Any controversy among the parties arising out of or relating to this Application and Agreement or the Letter of Credit shall at the request of any party be determined by arbitration. The arbitration shall be conducted in San Francisco, California, under the United States Arbitration Act (Title 9, U.S.
Code), notwithstanding any choice of law provision in this Application and Agreement or the Letter of Credit, and pursuant to the Commercial Rules of the American Arbitration Association. The arbitrator shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator. Judgment upon the arbitration award may be entered in any court having jurisdiction. This Paragraph shall not limit the right of any party to this Application and Agreement or the Letter of Credit to exercise lawful self-help remedies or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, during, or after the pendency of any arbitration. The seeking, obtaining or exercising of such a remedy does not waive the right of any party, including the party who sought such remedy, to resort to arbitration. Notwithstanding the foregoing, no controversy shall be submitted to arbitration under this Paragraph without the consent of all parties if, at the time of the proposed submission, such controversy arises from or relates to an obligation to Bank which is secured by real property collateral.

        17. Customer represents and warrants to Bank that Customer has obtained all import and export licenses and other governmental approvals required for the goods and the documents described in the Letter of Credit. Without limiting the generality of the foregoing, Customer further expressly represents and warrants to Bank that the transactions underlying the Letter of Credit are not prohibited under the Foreign Assets Control Regulations of the United States Treasury Department.

This Application and Agreement is executed by Customer on______________, 19___.


____________________________________________
               Name of Customer

By__________________________________________    Title________________________

By__________________________________________    Title________________________

                               FOR OFFICE USE ONLY

FX-149 TO: [ ] International Trade Banking Division-Los Angeles
               Operations Center #5666

COMMISSION [ ] Per MISC-42    [ ] Other
           [ ] Charge Branch  [ ] Charge directly
           [ ] Commissions and Charges only
           [ ] Drawings, Commissions and Charges

FINANCIAL SERVICES OFFICER NAME (Type or Print)         BANKAMERINET NO.

__________________________________________________      ________________________

CDA/DDA CUSTOMER A/C#

__________________________________________________

FINANCIAL SERVICES OFFICER SIGNATURE                    BRANCH/DEPT. NAME

__________________________________________________      ________________________

BRANCH/DEPT.NO.

__________________________________________________

                        Granite Construction Incorporated

                                    Exhibit D

                              Form of Legal Opinion


                                  JUNE 30, 1997


                                                                  1070405-901700



Bank of America National Trust and Savings Association, for itself and as Agent for the Banks from time to time party to the Credit Agreement, referred to below
555 California Street, 41st Floor
Credit Products 3838
San Francisco, CA 94104

Ladies and Gentlemen:

      I have acted as counsel for Granite Construction Incorporated, a Delaware corporation ("Borrower"), in connection with that certain Credit Agreement dated as of June 30, 1997 including Exhibits and Schedules (the "Credit Agreement"), by and among Borrower, the several financial institutions parties to the Credit Agreement (the "Banks") and Bank of America National Trust and Savings Association as agent for the Banks (the "Agent") and as issuing bank. I have also represented each of Granite Construction Company, a California corporation ("GCC"), Granite SR91 Corporation, a California corporation ("SR91"), Wilcott Corporation, a Colorado corporation ("Wilcott"), Desert Aggregates, Inc., a California corporation ("Desert"), G.G. & R., Inc., a Utah corporation ("G.G. & R."), Intermountain Slurry Seal, Inc., a Utah corporation ("Intermountain"), Bear River Contractors, a Wyoming corporation ("Bear River"), Pozzolan Products Company ("P.P.C."), a Utah corporation ("Pozzolan"), GTC, Inc., a Texas corporation ("GTC"), GILC, L.P., a California limited partnership ("GILC, L.P."), SR91, L.P., a California limited partnership ("SR91, L.P.") and GILC Incorporated, a California corporation ("GILC", and together with GCC SR91, Desert, Wilcott, G.G. & R., Intermountain, Bear River, GILC, L.P., SR91, L.P., Pozzolan and GTC, the "Subsidiaries"), each of which is a direct or indirect wholly owned subsidiary of Borrower, in connection with the Guaranty given by each of the Subsidiaries in favor of the Agent for the benefit of Banks guaranteeing the obligations of Borrower under the Credit

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 2


Agreement. I am rendering this opinion pursuant to subsection 5.01 (c) of the Credit Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

        As used herein, the term "Loan Documents" shall mean the Credit Agreement and the Guaranty.

        I am admitted to practice law only in the State of California, and I express no opinion concerning any law other than the law of the State of California, the Delaware General Corporation law, the law of the United States of America, and, to the extent necessary to render my opinion in paragraphs 1(b), 1(d), 1(e), l(f), the second sentence of paragraph 3 and paragraphs 5(d), 6 and 8, the Colorado Corporations Code, the Utah Revised Business Corporations Act, the Wyoming Business Corporations Act and the Texas Business Corporation Act. In so far as the opinions contained herein purport to relate to the Delaware General Corporation Law, the Colorado Corporations Code, the Utah Revised Business Corporations Act, the Wyoming Business Corporations Act and the Texas Business Corporation Act (collectively, the "Laws"), I have relied on such Laws as reported in standard compilations.

        In rendering this Opinion, I have assumed the genuineness and authenticity of all signatures (other than that of Borrower and each Subsidiary) on original documents; the authenticity of all documents submitted to me as originals; the conformity of originals to all documents submitted to me as copies; the accuracy, completeness and authenticity of certificates of public officials; the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by Borrower of the Credit Agreement and by each Subsidiary of the Guaranty) where authorization, execution and delivery are prerequisites to the effectiveness of such documents; the power and authority of the Banks to enter into and perform their obligations under the Loan Documents; that the Banks are duly qualified in the State of California to do business of the type contemplated by the Loan Documents; that each of the Banks qualifies for the exemption from the otherwise applicable interest rate limitations of California law for loans or forbearances by, as the case may be, (i) national banks provided by Article XV, Section 1 of the California Constitution or (ii) certain "foreign (other nation) banks" provided by California Financial Code Section 1716 or (iii) state banks provided by
Article XV, Section 1 of the California Constitution; that all loans under me Credit Agreement will be made by the Banks for their own accounts or for the account of another person or entity that qualifies for an exemption hunk me interest rate limitations of California law, and there is no present agreement or plan, express or implied, on the part of the Banks to sell participations or any other interest in the loans to be made under the Credit Agreement to any person or entity other than a person or entity that also qualifies for an exemption. From the interest rate limitations of California law; and with

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 3

respect to matters of fact (as distinguished from matters of law), I also have relied upon and assumed that the representations of the Borrower and each Subsidiary and the other parties set forth in the Loan Documents and any other certificates, instruments or agreements executed in connection therewith or delivered to me are true, correct, complete and not misleading, although to my knowledge the representations of the Borrower and each Subsidiary set forth in the Loan Documents and any such other certificates, instruments and agreements ant true, correct, complete and not misleading. I have also assumed that all individuals executing and delivering documents on behalf of the Banks and Agent had the legal capacity to so execute and deliver and that the Loan Documents are obligations binding upon Banks and Agent.

        With respect to my opinions in paragraph 4(c) and 5(c) below, I have relied solely upon copies, supplied to me by the Borrower or a Subsidiary, of each undertaking, contract, indenture, mortgage, deed. of trust or other instrument document or agreement listed in Exhibit A, (i) of the Borrower listed on the Index to Form 10K Exhibits to the Borrower's Annual Report on Form 10K for the fiscal year ending December 31, 1996 and (ii) of the Borrower involving amounts in excess of $50,000,000 to which Borrower or any Subsidiary is a party or by which Borrower or any Subsidiary is bound.

        In rendering my opinion in paragraph 6, I have relied solely on a certificate of good standing from each of the Secretary of State's office of each of the states listed below the Borrower's and each Subsidiary's name on Exhibit B.

        Where I render an opinion "to the best of my knowledge" or concerning an item "known to me" or my opinion otherwise refers to my "knowledge," it is intended to indicate that during the course of my representation of Borrower and the Subsidiaries, no information that would give me current actual knowledge of the inaccuracy of such statement has come to my attention in rendering legal services to Borrower or the Subsidiaries.

        On the basis of the foregoing, in reliance thereon, and with the foregoing qualifications, I am of the opinion that:

        1. (a) Borrower is a corporation, duly incorporated and validly existing under the laws of Delaware and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. (b) Wilcott is a corporation duly incorporated and validly existing under the laws of Colorado and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. (c) Each of GCC, SR91, GILC and Desert is a corporation duly incorporated and

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 4


validly existing under the laws of California and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. (d) Each of G.G. & R., Intermountain, and Pozzolan is a corporation duly incorporated and validly existing under the laws of Utah and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. (e) Bear River is a corporation duly incorporated and validly existing under the laws of Wyoming and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. (f) GTC is a corporation duly incorporated and validly existing under the laws of Texas and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. (g) GILC, L.P. and SR91, L.P. are California limited partnerships validly existing under the laws of California and each has the requisite partnership power and authority to own its property and to conduct the business in which it is currently engaged.

        2. Borrower (a) has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of the Credit Agreement, and (b) has the corporate power and authority to execute, deliver and perform the Credit Agreement. Each Subsidiary (a) has taken all necessary and appropriate corporate action or partnership action, as applicable, to authorize the execution, delivery and performance of the Guaranty, and (b) has the corporate power or partnership power, as applicable, and authority to execute, deliver and perform the Guaranty.

        3. The Credit Agreement has been duly executed and delivered by the Borrower. The Guaranty has been duly executed and delivered by each of the Subsidiaries. The Credit Agreement constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms. The Guaranty constitutes a legal, valid and binding obligation of each Subsidiary, enforceable against each Subsidiary in accordance with its terms.

        4. The execution, delivery and performance by Borrower of the Credit Agreement do not (a) violate or contravene any injunction, order, writ, judgment, decree, determination or award of any United States or California Governmental Authority as presently in effect applicable to Borrower; (b) conflict with or result in a breach of or constitute a default under the certificate of incorporation and bylaws of Borrower; (c) violate or result in a breach of or constitute any default under any agreements of Borrower set forth in Exhibit A, and, do not result in or require the creation or imposition of any lien on any of Borrower's properties or revenues pursuant to any injunction, order, decree or undertaking as presently in effect or any such agreements of Borrower set forth in Exhibit A; or (d) result in or require the creation or imposition of any lien on any of its properties or revenues pursuant to any provision of any law, rule or regulation as presently in effect.

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 5

        5. The execution, delivery and performance by each Subsidiary of the Guaranty do not (a) violate or contravene any injunction, order, writ judgment, decree, determination or award of any United States or California Governmental Authority as presently in effect applicable to each Subsidiary; (b) conflict with or result in a breach of or constitute a default under the articles/certificates of incorporation and bylaws or partnership agreement, as applicable, of each Subsidiary; (c) violate or result in a breach of or constitute any default under any agreements of each Subsidiary set forth in Exhibit A, and do not result in or require the creation or imposition of any lien on any Subsidiary's its properties or revenues pursuant to any injunction, order, decree or undertaking as presently in effect or any such agreements of each Subsidiary; or (d) result in or require the creation or imposition of any lien on any of its properties or revenues pursuant to any provision of any law, rule or regulation as presently in effect.

        6. Each of Borrower, and the Subsidiaries is duly qualified to do business and is in good standing in the states listed below its name on Exhibit B hereto.

        7. No authorization, consent, approval, license, qualification or formal exemption from, nor notice to, nor any filing, recordation, declaration or registration with, any United States or California Governmental Authority, or to my knowledge any other Governmental Authority, is necessary or required on the part of Borrower in connection with the execution, delivery, or performance by Borrower of the Credit Agreement.

        8. No authorization, consent, approval, license, qualification or formal exemption from, nor notice to, nor any filing, recordation, declaration or registration with any United States or California Governmental Authority, or to my knowledge any other Governmental Authority, is necessary or required on the part of each Subsidiary in connection with the execution, delivery, or performance by each Subsidiary of the Guaranty.

        9. To the best of my knowledge, there is no claim, dispute, injunction, temporary restraining order, action, litigation, investigation or proceeding pending or threatened against Borrower before any court, arbitrator, administrative agency or Governmental Authority of any kind (a) with respect to the Credit Agreement or (b) which, if adversely determined, would have a Material Adverse Effect.

        10. To the best of my knowledge, there is no claim, dispute, injunction, temporary restraining order, action, litigation, investigation or proceeding pending or threatened against any Subsidiary before any court, arbitrator, administrative agency or Governmental Authority of any kind (a) with respect to the Guaranty or (b) which, if adversely determined, would have a Material Adverse Effect.

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 6


        11. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Interstate Commerce Act (49 U.S.C Sections 10101 et seq. (Supp.
1992) or the Federal Power Act which would limit its ability to incur Indebtedness.

        12. Neither the Borrower nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. The aggregate value of all Margin Stock directly or indirectly owned by the Borrower and its Subsidiaries is less than 25% of the aggregate value of the consolidated assets of the Borrower and its Subsidiaries.

        13. The only subsidiaries of Borrower are the Subsidiaries and Granite SR91 L.P. a limited partnership, of which Granite SR91 Corporation is the general partner and the Borrower is the sole limited partner.

        The opinions expressed in this letter are qualified to the extent that the validity, binding nature or enforceability of any provisions of the Loan Documents may be limited or otherwise affected by:

        a. The effects of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other similar laws now or hereafter in effect limiting the validity or enforceability of creditor's rights and remedies generally;

        b. General principles of equity, regardless of whether considered in proceedings in equity or at law;

        c. The covenant of good faith and fair dealing implied in every agreement under common law (and to similar provisions of federal law, where applicable); and

        d. The effect of any law or legal principle which provides that a court may refuse to enforce, or may limit the application of; a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made.

        e. The opinions expressed in this letter are further qualified to the extent that the validity, binding nature or enforceability of any provisions of the Loan Documents may be limited or otherwise affected by:

               i. The unenforceability under certain circumstances under California or

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 7


federal law or court decisions of provisions (i) releasing a party against liability for wrongful or negligent acts, (ii) indemnifying a party to the extent that the events giving rise to the indemnity arise in whole or in part from the wrongful or negligent acts of the indemnitee, or (iii) where such release or indemnification is contrary to public policy, including but not limited to indemnification and/or releases relating to any issues of securities laws;

               ii. The effect of California Civil Code Section 1717 and other applicable statutes and judicial decisions which provide, among other things, that a court may limit the granting of attorneys' fees to those attorneys' fees which are determined by the court to be reasonable and that attorneys' fees may be granted only to a prevailing party and that a contractual provision for attorneys' fees is deemed to extend to both parties (notwithstanding that such provision by its express terms benefits only one party);

               iii. The assumption that if the Agent or the Banks enforce their remedies, they will do so in a commercially reasonable manner;

               iv. The effect of California court decisions invoking statutes or principles of equity which have held that certain covenants and provisions of agreements are unenforceable where (i) the breach of such covenants or provisions imposes restrictions or burdens upon the debtor, including the acceleration of indebtedness due under debt instruments, and it cannot be demonstrated that the enforceability of such restrictions or burdens is reasonably necessary for the protection of the creditors, or (ii) the creditor's enforcement of such covenants or provisions under the circumstances would violate the creditor's implied covenants of good faith and fair dealing;

               v. The unenforceability under certain circumstances of contractual provisions self-help or summary remedies; and

               vi. Decisions by California courts admitting evidence extrinsic to a written agreement between the parties thereto that the parties intended a meaning contrary to that expressed by the parties in writing.

        The foregoing opinions are also subject to the following additional assumptions, limitations, qualifications and exceptions:

        a. Provisions in the Loan Documents requiring Borrower or any Subsidiary to execute, in the future, additional instruments and documents may be unenforceable.

        b. Any provision contained in the Loan Documents that purports to require that any action or decision of Agent or Banks is conclusively binding upon Borrower or any

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 8


Subsidiary may be unenforceable.

        c. You are advised that any provision in the Loan Documents purporting to waive, limit or restrict the right of Borrower or Subsidiary to offset against obligations owing under the Loan Documents may not be enforceable.

        d. Those provisions in the Loan Documents imposing late charges (interest or otherwise) and/or additional interest in the event of default are governed by the rules relating to "liquidated damages" as set forth in California Civil Code Sections 1671 et seq., and relevant case law (see, e.g., Garrett v. Coast and Southern Federal Savings & Loan, 9 Cal.3d 731 (1973)). I express no opinion as to the effect of judicial decisions and statutes limiting the enforceability of provisions imposing penalties, forfeitures, late payment charges, an increase in interest rate, or payment of other additional consideration, (i) upon prepayment, late payment, maturity, default or a lender's election to accelerate a loan, particularly in cases where the occurrence of a default or waiving the benefit of a statutory right bears no reasonable relation to the damage suffered by the lender or is otherwise held to be a penalty; or (ii) as a consequence of costs incurred by the lender or imposition of governmental charges, taxes, levies or requirements upon a lender.

        e. Those provisions in the Loan Documents requiring the consent of Agent and Banks or allowing Agent or Banks to take certain actions may be interpreted by a court to contain an implied covenant of reasonableness and/or fair dealing (see, e.g., Kendall v. Pestana, 40 Cal.3d 488 (1985); Cohen v. Ratinoff, 147 Cal.App.3d 321 (1983)).

        f. You should be aware of the unenforceability, under certain circumstances, of provisions waiving broadly or vaguely stated rights or unknown future rights, or rights which may not be waived on statutory or public policy grounds, or provisions stating that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy or that the election of some particular remedy or remedies does not preclude recourse to one or more others.

        g. You should be aware of limitations based on public policy on provisions stating that a borrower's obligations are unaffected by reason of any default or failure on the part of a lender to perform or comply with the terms of the subject loan documents.

        h. I express no opinion as to the enforceability of the consent to service, jurisdiction or forum of any claim, demand, action or cause of action arising under or related to the Loan Documents or the transactions contemplated therein.

        i. I express no opinion as to the enforceability of any right of any creditor to

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 9


collect any payment due under the Loan Documents to the extent that such payment constitutes a penalty or forfeiture.

        j. I express no opinion as to the enforceability of provisions in the Loan Documents creating presumptions or creating rights of set-off.

        k. I express no opinion on the accuracy of any representations or warranties of Borrower or any Subsidiary. Furthermore I express no opinion as to the survivability of any warranties, indemnities or other obligations.

        l. I express no opinion as to the enforceability of those provisions in the Loan Documents purporting to appoint the Agent or Banks as attorney-in-fact for Borrower or to grant an irrevocable power of attorney to Agent or Banks.

        m. I express no opinion as to the enforceability of provisions in the Loan Documents purporting to provide that any approval, consent, authorization or satisfaction required of Agent or Banks or any notice given by or other action taken by Agent or Banks under the Loan Documents shall be presumed to be reasonable.

        n. I express no opinion as to the effect of laws and judicial decisions that provide that in certain circumstances a surety may be exonerated if the creditor materially alters the original obligation of the principal without the surety's consent, or otherwise takes any action without notifying the surety that materially prejudices the surety.

        o. I express no opinion as to any securities, anti-trust, tax, land use, safety, environmental, hazardous materials, insurance company or banking laws, rules or regulations, or laws, rules or regulations applicable to Agent or Banks.

        p. I express no opinion as to any provision providing for the exclusive jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens in connection with any litigation arising out of or pertaining to the Loan Documents.

        q. I express no opinion as to the effect of California Civil Code
Section 1698 and similar statutes and federal laws and judicial decisions (a) providing that oral modifications to a contract or waivers of contractual provisions may be enforceable, if the modification was performed, notwithstanding any express provision in the agreement that the agreement may only be modified or an obligation thereunder waived in writing, or (b) creating an implied agreement from trade practices or course of conduct.

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 10


        r. I express no opinion as to the effect of certain rights, remedies and waivers contained in the Loan Documents being limited or rendered ineffective by applicable statutory law or judicial decisions governing such provisions, but such laws and judicial decisions do not render the Loan Documents unenforceable as a whole, and there exists, in the Loan Documents and pursuant to applicable law, legally adequate remedies for realization of the principal benefits purported to be afforded by the Loan Documents.

        s. With respect to my opinions expressed in paragraphs 4(d), 5(d), 7 and 8, I have not conducted any special investigation of statutes laws, rules or regulations and my opinion with respect thereto are limited to such Laws that to my knowledge and as in my experience are of general application to transactions of the sort contemplated by the Loan Documents.

        I further advise you that:

        a. The enforceability of the Guaranty against a Subsidiary may be subject to California statutory provisions and case law to the effect that a guarantor may be exonerated if the beneficiary of the guaranty alters the original obligation of the principal, fair to inform the guarantor of material information pertinent to the principal or any collateral, elects remedies that may impair the subrogation rights of the guarantor against the principal or that may impair the value of the collateral, fails to accord the guarantor the protections afforded a debtor under the Uniform Commercial Code or otherwise takes any action that materially prejudices the guarantor unless, in any such case, the guarantor validly waives such rights or the consequences of any such action. See, e.g., California Civil Code Section 2799 through Section 2855; Sumitomo Bank of California v. Iwasaki, 70 Cal. 2d 81, 73 Cal. Rptr. 564 (1968); Union Bank v. Gradsky, 265 Cal. App. 2d 40, 71 Cal, Rptr 64 (1968); Connolly v. Bank of Sonoma County., 184 Cal. App. 3d II 19, 229 Cal Rptr. 396 (1986); C.I.T. Corp. v. Anwright Corp., 191 Cal. App. 3d 1420, 237 Cal. Rptr, 108 (1987); American National Bank v. Perma-Tile Roof Co., 200 Cal. App. 3d 889, 246 Cal Rptr. 381 (1988); In re Kirkland, 915 F.2d 1236 (9th Cir. 1990); and Cathay Bank. v. Lee, 18 Cal. Rptr. 2d 420 (1993). While express and specific waivers of a guarantor's right to be exonerated, such as those contained hi the Guaranty are generally enforceable under California law we express no opinion as to whether the Guaranty contains an express and specific waiver of each exoneration defense a guarantor might assert or as to whether each of the waivers contained in the Guaranty is fully enforceable.

        b. It could be contended that the Guaranty has not been given for a fair or reasonably equivalent consideration, that a Subsidiary is, or, by entering into the Guaranty may become, insolvent, and that die Guaranty may be voidable by creditors of a Subsidiary or by a trustee or receiver of a Subsidiary in bankruptcy or similar proceedings pursuant to

                        GRANITE CONSTRUCTION INCORPORATED

                                    Exhibit E

                            Form of Job Status Report

                        GRANITE CONSTRUCTION INCORPORATED



INCOMPLETE MAJOR CONTRACTS * (DOLLARS IN THOUSANDS)


                      CONTRACT       PERCENT        BACKLOG       COMPLETION
JOB #   JOB NAME       AMOUNT        COMPLETE       AMOUNT           DATE           AGENCY/OWNER         STATE


                        GRANITE CONSTRUCTION INCORPORATED

                                    Exhibit F

                  Form of List of Anticipated Construction Bids

                        GRANITE CONSTRUCTION INCORPORATED


HEAVY CONSTRUCTION DIVISION         Tentative Bidding Schedule                                             DATE:
------------------------------------------------------------------------------------------------------------------------------------
  BID       --  PROJECT  --                 --  BID  --                         $ MIL       AREA MGR        JOINT
 DATE     NAME          LOCATION      AGENCY      CITY      TIME      DAYS      BUDGET      ESTIMATOR      VENTURE     DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------

















------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT G

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

               This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") dated as of __________ is made between _________________________ (the "Assignor") and
_____________________________ (the "Assignee").

                                    RECITALS

               WHEREAS, the Assignor is party to that certain Restated Credit Agreement dated as of June 30, 1997 (as amended, amended and restated, modified, supplemented or renewed, the "Credit Agreement") among Granite Construction Incorporated, a Delaware corporation (the "Company"), the several financial institutions from time to time party thereto (including the Assignor, the "Banks"), and Bank of America National Trust and Savings Association, as letter of credit issuing bank ("Issuing Bank") and as agent for the Banks (the "Agent"). Any terms defined in the Credit Agreement and not defined in this Agreement are used herein as defined in the Credit Agreement;

               WHEREAS, as provided under the Credit Agreement, the Assignor has committed to make term loans and revolving loans (the "Loans") to the Company and to issue or participate in standby letters of credit ("Letters of Credit") issued for the account of the Company or its Subsidiaries in an aggregate amount not to exceed $_______ (the "Commitment");

               WHEREAS, [the Assignor has made Loans in the aggregate principal amount of $________ to the Company] [no Loans are outstanding under the Credit Agreement];

               WHEREAS, [the Assignor has acquired a participation in the Issuing Bank's liability under Letters of Credit in an aggregate principal amount of $_________ (the "L/C Obligations")] [no Letters of Credit are outstanding under the Credit Agreement]; and

               WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, [together with a corresponding portion of each of its outstanding Loans and L/C Obligations,] in an amount equal to $_________ (the "Assigned Amount") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

               NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

        1. Assignment and Assumption.

               (a) Subject to the terms and conditions of this Agreement,
(i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Agreement) _% (the "Assignee's Percentage Share") of (A) the Commitment [and the Loans and the L/C Obligations] of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

               [If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, Loans and L/C Obligations assigned.]

               (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections 11.4 and 11.5 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

               (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________.

               (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $___________.

        2. Payments.

               (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $______, representing the Assignee's pro rata share of the principal amount of all Loans.

               (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 11.07(a) of the Credit Agreement.

        3. Reallocation of Payments.

        Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment[,] [and] Loans [and L/C Obligations] shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the


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
Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

        4. Independent Credit Decision.

        The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 7.01 (a) [and (b)] of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

        5. Effective Date; Notices.

               (a) As between the Assignor and the Assignee, the effective date for this Agreement shall be ______________(the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                      (i) this Agreement shall be executed and delivered by the Assignor and the Assignee;

                      (ii) the consent of the Company, the Issuing Bank and the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 11.07(a) of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                      (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Agreement;

                      (iv) the Assignee shall have complied with Section 4.01(f) of the Credit Agreement (if applicable); and

                      (v) the processing fee referred to in Section 2(b) hereof and in Section 11.07(a) of the Credit Agreement shall have been paid to the Agent;

               (b) Promptly following the execution of this Agreement, the Assignor shall deliver to the Company, the Issuing Bank and the Agent for acknowledgment by the Agent a Notice of Assignment substantially in the form attached hereto as Schedule 1.


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
        6. Agent.

               (a) The Assignee hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement.

               [(b) [INCLUDE ONLY IF ASSIGNOR IS AGENT] The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

        7. Withholding Tax.

        The Assignee (a) represents and warrants to the Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Agent with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Company prior to the time that the Agent or Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service
Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

        8. Representations and Warranties.

               (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

               (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in


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
connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

               (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

        9. Further Assurances.

        The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

        10. Miscellaneous.

               (a) Any amendment or waiver of any provision of this Agreement shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.

               (b) All payments made hereunder shall be made without any set-off or counterclaim.

               (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement.


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
               (d) This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

               (e) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in California over any suit, action or proceeding arising out of or relating to this Agreement and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

               (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS Agreement, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

               [Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Credit Agreement.]

        IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                             [ASSIGNOR]

                                             By:___________________________

                                             Title:________________________


                                             By:___________________________

                                             Title:________________________

                                             Address:
                                             ______________________________
                                             ______________________________
                                             ______________________________


                                             [ASSIGNEE]

                                             By:___________________________

                                             Title:________________________


                                             By:___________________________

                                             Title:________________________

                                             Address:
                                             ______________________________
                                             ______________________________
                                             ______________________________

                                   SCHEDULE 1

                       NOTICE OF ASSIGNMENT AND ASSUMPTION

                                                                          [Date]

Bank of America National Trust
 and Savings Association, as Agent
Credit Products #3838
555 California Street, 41st Floor
San Francisco, CA 94104
Attn:   Kevin Leader, Vice President

Bank of America National Trust
 and Savings Association, as Issuing Bank
International Trade
Banking Division #5655
333 S. Beaudry Ave., 19th Floor
Los Angeles, CA 90017

Granite Construction Incorporated
585 West Beach Street
Watsonville, California 95076
Attn: Treasurer

Ladies and Gentlemen:

               We refer to the Credit Agreement dated as of June 30, 1997 (as amended, amended and restated, modified, supplemented or renewed from time to time the "Credit Agreement") among Granite Construction Incorporated (the "Company") the Banks referred to therein and Bank of America National Trust and Savings Association, as letter of credit issuing bank ("Issuing Bank") and as agent for the Banks (the "Agent"). Terms defined in the Credit Agreement are used herein as therein defined.

               1. We hereby give you notice of, and request your consent to, the assignment by ____________ (the "Assignor") to ____________ (the "Assignee") of ______% of the right, title and interest of the Assignor in and to the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor[,] [and] all outstanding Loans made by the Assignor [and the Assignor's participation in the Letters of Credit]) pursuant to the Assignment and Assumption Agreement attached hereto (the "Agreement"). Before giving effect to such assignment the Assignor's Commitment is $ ____________[,] [and] the aggregate amount of its outstanding Loans is $_______________[, and its participation in L/C Obligations is $____________].

               2. The Assignee agrees that, upon receiving the consent of the Agent, the Issuing Bank and the Company to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

               3.   The following administrative details apply to the Assignee:

                      (A)    Notice Address:

                             Assignee name:_________________________
                             Address:_________________________
                                     _________________________
                                     _________________________
                             Attention:_________________________
                             Telephone: (   )_________________________
                             Telecopier: (   )_________________________

                      (B) Payment Instructions:

                             Account No.:_________________________
                                    At:_________________________
                                       _________________________
                                       _________________________
                             Reference:_________________________
                             Attention:_________________________

               4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Agreement.

               IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Assumption to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                       Very truly yours,

                                       [NAME OF ASSIGNOR]

                                       By:________________

                                       Title:______________


                                       By:_________________

                                       Title:________________

                                       [NAME OF ASSIGNEE]

                                       By:______________

                                       Title:____________


                                       By:_________________

                                       Title:_______________



ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:


GRANITE CONSTRUCTION INCORPORATED


By:_____________________________
Title:___________________________


By:_____________________________
Title:___________________________


BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Agent


By:_____________________________
Its: Vice President


BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Issuing Bank


By:_____________________________
Its: Vice President

                                    EXHIBIT H

                                FORM OF GUARANTY

               This Guaranty is entered into as of June 30, 1997, jointly and severally by each of the parties set forth under the caption "GUARANTORS" on the signature pages hereto (each, a "Guarantor"), in favor of each Lender Party (as defined below).

                                    Recitals

               A. Pursuant to a Credit Agreement, dated as of June 30, 1997 (together with all amendments and other modifications, supplements, restatements and extensions, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Granite Construction Incorporated, a Delaware corporation (the "Company"), the various financial institutions (individually, a "Bank" and collectively, the "Banks") as are, or may from time to time become, parties thereto, and Bank of America National Trust and Savings Association, as the agent for such Banks (together with any successors) thereto in such capacities, the "Agent"), the Banks have provided the Commitments and agreed to make Loans to the Company and to participate in Letters of Credit issued by the Issuing Bank for the account of the Company or its Subsidiaries.

               B. One of the conditions precedent to the effectiveness of the Credit Agreement is the execution and delivery of this Guaranty by each Guarantor.

               C. Each Guarantor has duly authorized the execution, delivery and performance by it of this Guaranty.

               D. It is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Loans made and the Letters of Credit issued from time to time pursuant to the Credit Agreement.

               NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce (i) the Banks to make Loans (including the initial Loans) to the Company, (ii) the Issuing Bank to issue and the Banks to participate in Letters of Credit issued by the Issuing Bank for the account of the Company or its Subsidiaries, all pursuant to the Credit Agreement, each Guarantor jointly and several agrees, for the benefit of each Lender Party, as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used in this Guaranty have the meanings given to them in the Credit Agreement, and as used herein, "Lender Party" means, as the context may require, any Bank, the Issuing Bank or the Agent and each of its successors, transferees and assigns.


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
2.      Guaranty.

        2.1 Guaranty. Each Guarantor hereby jointly and severally unconditionally guarantees and promises to pay to the Lender Parties or order, on demand, any and all Obligations of the Company to the Lender Parties from time to time outstanding under or in respect to the Credit Agreement or any other Loan Document (the "Obligations"); provided, however, that each Guarantor shall be jointly and severally liable under this Guaranty for the maximum amount of such liability that can be hereby incurred by such Guarantor without rendering this Guaranty, as it relates to such Guarantor, void or voidable under applicable law relating to fraudulent conveyance, fraudulent transfer or similar law (including the California Uniform Fraudulent Transfer Act and Sections 544 and 548 of the Federal Bankruptcy Reform Act of 1978, as amended (11 U.S.C.
Section 101, et seq.) (the "Bankruptcy Code")) and not for any greater amount, and the Lender Parties by their acceptance hereof accept such limitation to the extent needed to make this Guaranty fully enforceable and nonavoidable. Any Lender Party may permit the indebtedness of the Company to such Lender Party to include indebtedness other than the Obligations, and may apply any amounts received from any source, other than from any Guarantor, to that portion of Company's indebtedness to such Lender Party which is not a part of the 0bligations.

        2.2 Obligations Independent. The obligations hereunder are joint and several, and independent of the obligations of the Company, and a separate action or actions may be brought and prosecuted against any Guarantor whether action is brought against the Company or any other Guarantor or guarantor or whether the Company or any other Guarantor or guarantor be joined in any such action or actions. Each Guarantor waives the benefit of any statute of limitations affecting its liability hereunder. Each Guarantor acknowledges that in providing benefits to the Company, the Lender Parties are relying upon the enforceability of this Guaranty and the Obligations as separate and distinct indebtedness, obligations and liabilities of each Guarantor.

        2.3 Authorization of Renewals, Etc. Each Guarantor authorizes each Lender Party, without notice or demand and without affecting its liability hereunder, from time to time to:

               (a) renew, compromise, extend, accelerate or otherwise change the time for payment, or otherwise change the terms, of the Obligations, including increase or decrease of the rate of interest thereon, or otherwise change the terms of the Credit Agreement or any other Loan Document;

               (b) receive and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

               (c) apply such security and direct the order or manner of sale thereof as any Lender Party in its or their discretion may determine; and

               (d) release or substitute any one or more of any endorsers or guarantors of the Obligations.

Further, the performance or occurrence of any of the acts or events described in clauses (a), (b), (c), and (d) above with respect to indebtedness of the Company, other than the Obligations, to any Lender Party shall not affect the liability of any Guarantor hereunder.

        2.4 Waiver of Certain Rights. Each Guarantor waives any right to require any Lender Party to:

               (a) proceed against the Company or any other Guarantor or guarantor;

               (b) proceed against or exhaust any security or other guaranty for the Obligations or any other indebtedness of the Company to any Lender Party; or

               (c) pursue any other remedy in the Lender Parties' power whatsoever.

        2.5 Waiver of Certain Defenses. Each Guarantor waives any defense arising by reason of any disability, lack of corporate authority or other defense of the Company, or the cessation from any cause whatsoever of the liability of the Company, or any claim that such Guarantor's obligations exceed or are more burdensome than those of the Company. Each Guarantor waives all rights and defenses arising out of an election of remedies by the Lender Parties, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed the Guarantor's rights of subrogation and reimbursement against the Company by operation of Section 580d of the California Code of Civil Procedure or otherwise, and all rights or defenses the Guarantor may have by reason of protection afforded to the Company with respect to the Obligations pursuant to the antideficiency laws or other laws of the state of California limiting or discharging the Obligations. Each Guarantor waives any benefit of, and any right to participate in, any security or other guaranty now or hereafter held by the Lender Parties securing the Obligations. Each Guarantor waives, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty, including any and all benefits that otherwise might be available to any Guarantor under California Civil Code Sections 1432, 2810, 2815, 2819, 2845, 2848, 2849, 2850,
2899 and 3433 and California Code of Civil Procedure Sections 580a, 580b, 580d and 726.

        2.6 Subrogation, etc. At any time that a payment is made by any Guarantor with respect to the Obligations, such Guarantor shall have a right of contribution against the Company and each other Person (other than any Lender Party) obligated under, or otherwise a party to, any Loan Document (each, an "Obligor") and each other Obligor shall have an obligation to indemnify such Guarantor in me maximum amount permitted by applicable law, which right of contribution and indemnity shall be subject to adjustment at the time of any subsequent payment with respect to the Obligations; provided, however, that the maximum aggregate liability of any Guarantor shall not exceed the maximum amount of liability that such Guarantor can incur without rendering such contribution and indemnity rights void or voidable under applicable law relating to fraudulent conveyance or fraudulent transfers or similar law, and not for any greater amount; provided, further, however, that no Guarantor will exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of rights of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Obligations of the Company and each other Obligor and the termination of the Commitments and the expiry of the Letters of Credit. Any amount paid to any Guarantor on account of any payment made hereunder prior to the payment in full of all Obligations of the Company and each other Obligor shall be held in trust for the benefit of the Lender Parties and shall immediately be paid to the Agent and credited and applied against the Obligations of the Company and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

               (a) any Guarantor has made payment to the Lender Parties of all or any part of the Obligations of the Company or any other Obligor, and

               (b) all Obligations of the Company and each other Obligor have been paid in full and all Commitments and Letters of Credit have expired or been permanently terminated, at such Guarantor's request, the Agent, on behalf of the Lender Parties, will execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations of the Company and each other Obligor resulting from such payment by such Guarantor. In furtherance of the foregoing, for so long as any Obligations, Letters of Credit or Commitments remain outstanding, each Guarantor shall refrain from taking any action or commencing any proceeding against the Company or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guaranty to any Lender Party.

        2.7 Waiver of Presentments, Etc. Each Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, extension or incurring of the Obligations or any new or additional Obligations or any other indebtedness of Company to any of the Lender Parties, or the reliance by any Lender Party upon this Guaranty, or the exercise of any right, power or privilege hereunder.

        2.8 Information Relating to Company. Each Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from the Company such information concerning the Company's financial condition or business operations as such Guarantor may require, and that no Lender Party has any duty at any time to disclose to any Guarantor any information relating to the business operations or financial condition of the Company.

        2.9 Right of Setoff. In addition to any rights and remedies of the Lender Parties provided by law, if an Event of Default exists, each Lender Party is authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by each Guarantor to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party to or for the credit or the account of any Guarantor against any and all obligations of such Guarantor now or hereafter existing under this Guaranty or any other Loan

Document, irrespective of whether or not the Lender Party shall have made demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. Each Lender Party agrees promptly to notify the applicable Guarantor and the Agent after any such set-off and application made by such Lender Party; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party under this Section 2.9 are in addition to the other rights and remedies (including without limitation, other rights of set-off) which such Lender Party may have.

        2.10 Subordination. Any obligations of the Company to any Guarantor, now or hereafter existing, including but not limited to any obligations to any Guarantor as subrogee of any Lender Party or resulting from any Guarantor's performance under this Guaranty, are hereby subordinated to the Obligations and all other indebtedness (including any interest that would accrue pursuant to the terms of the Loan Documents or other agreements after commencement of any Insolvency Proceeding, whether or not allowed as a claim) of the Company to the Lender Parties. Such obligations of the Company to any Guarantor if the Majority Banks so request shall be enforced and performance received by such Guarantor as trustee for the Lender Parties and the proceeds thereof shall be paid over to the Lender Parties on account of the Obligations, but without reducing or affecting in any manner the liability of any Guarantor under the other provisions of this Guaranty. The Lender Parties shall be entitled to enforce all of such Guarantor's rights with respect to such obligations of the Company to such Guarantor, including in any Insolvency Proceeding. Any amounts received by any Guarantor in contravention of this Section 2.10 shall be held in trust for the benefit of the Lender Parties and shall be paid over or delivered to the Agent for application to the payment of all Obligations or held as cash collateral to the extent necessary to give effect to this Guaranty.

        2.11 Reinstatement of Guaranty. If this Guaranty is returned or canceled, and subsequently any payment or transfer of any interest in property by the Company to the any Lender Party in fulfillment of any Obligation is rescinded or must be returned by the Lender Party to the Company, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior return or cancellation.

        2.12 Powers. It is not necessary for the any Lender Party to inquire into the powers of the Company or of the officers, directors, partners or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

2.13    Taxes.

               (a) Subject to subsection 2.13(g), any and all payments by any Guarantor to each Lender Party under this Guaranty or any other Loan Documents shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender Party's net income by the jurisdiction under the laws of which such Lender Party is organized or maintains a Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

               (b) In addition, each Guarantor shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty or any other Loan Documents (hereinafter referred to as "Other Taxes").

               (c) Subject to subsection 2.13(g), each Guarantor shall indemnify and hold harmless each Lender Party for the full amount of Taxes or Other Taxes (including without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.13) paid by the Lender Party and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, in the amount necessary to preserve the after-tax yield such Lender Party would have received if such Taxes or Other Taxes had not been imposed, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date the Lender Party makes written demand therefor. Should such Lender Party determine in its sole discretion to seek a refund or rebate of some or all of the amount of Taxes, Other Taxes or other liability paid by it and for which it was indemnified by a Guarantor and should it receive some or all of the refund or rebate which it sought, it shall return to such Guarantor the difference between the amount of such refund or rebate and its reasonable costs and expenses of counsel (and the allocated cost of internal counsel) incurred by it in procuring such refund or rebate.

               (d) If any Guarantor shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender Party, then, subject to subsection 2.13(g):

                             (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.13) such Lender Party receives an amount equal to the sum it would have received had no such deductions been made;

                             (ii) such Guarantor shall make such deductions; and

                             (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (e) Within 30 days after the date of any payment by any Guarantor of Taxes or Other Taxes, such Guarantor shall furnish to the affected Lender Party the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to such Lender Party

               (f) Each Lender Party which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) agrees that:

                      (i) it shall, no later than the Closing Date (or, in the case of a Bank which becomes a Lender Party pursuant to Section 4.1 after the Closing Date, the date upon which such Bank becomes a Lender Party) deliver to the Guarantor through the Agent:

               (A) if any Lending Office is located in the United States, two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), and

               (B) if any Lending Office is located outside the United States, two accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001"), in each case indicating that such Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such Lending Office or Offices under this Guaranty free from withholding of United States Federal income tax;

                      (ii) if at any time any Bank changes its Lending Office or Offices or selects an additional Lending Office as herein provided, it shall with reasonable promptness deliver to the Guarantor through the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder:

               (A) if such changed or additional Lending Office is located in the United States, two accurate and complete signed originals of Form 4224; or

               (B) otherwise, two accurate and complete signed originals of Form 1001, in each case indicating that such Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional Lending Office under this Guaranty free from withholding of United States federal income tax;

                      (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a change in the most recent Form 4224 or Form 1001 previously delivered by such Bank and if the delivery of the same be lawful, deliver to the Guarantor through the Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by the Bank; and

                      (iv) it shall, promptly upon any Guarantor's reasonable request to that effect, deliver to such Guarantor such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Bank's tax status for withholding purposes.

               (g) No Guarantor will be required to pay any additional amounts in respect of United States federal income tax pursuant to subsection 2.13(d) to any Bank for the account of any Lending Office of such Bank:

                      (i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with its obligations under subsection 2.13(f) in respect of such Lending Office;

                      (ii) if such Bank shall have delivered to such Guarantor a Form 4224 in respect of such Lending Office pursuant to subsection 2.13(f)(i)(A), and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States federal income tax in respect of payments by such Guarantor hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                      (iii) if the Bank shall have delivered to such Guarantor a Form 1001 in respect of such Lending Office pursuant to subsection 2.13(f)(i)(B), and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by such Guarantor hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

               (h) If any Guarantor is required to pay additional amounts to any Lender Party pursuant to subsection 2.13(d), then such Lender Party shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Guarantor which may thereafter accrue if such change in the judgment of such Lender Party is not otherwise significantly disadvantageous to such Lender Party.

               (i) The agreements and obligations of each Guarantor contained in this Section 2.13 shall survive the payment in full of all other Obligations.

        2.14 Continuing Guaranty. This Guaranty is a continuing guaranty and agreement of subordination and shall continue in effect and be binding upon each Guarantor until termination of the Commitments, existing of the Letters of Credit and payment and performance in full of the Obligations which may exist or which may arise from time to time under successive transactions, and each Guarantor expressly acknowledges that this Guaranty shall remain in full force and effect notwithstanding that there may be periods in which no Obligations exist. This Guaranty supersedes all prior guaranties executed from time to time by any of the Guarantors in connection with the Second Amended and Restated Credit Agreement dated as of June 15, 1995, as amended from time to time, among the Company, the financial institutions party thereto as "Banks" and Bank of America NT & SA as the Agent for the Banks.

        2.15 Substantial Benefits. The funds that have been borrowed from the Banks by the Company and the Issuance of any Letter of Credit by the Issuing Bank have been and are to be contemporaneously used for the benefit of the Company and the Guarantors. The Company and the Guarantors have derived and will derive significant and substantial benefits from the accommodations that have been made by the Banks and the Issuing Bank under the Loan Documents. The Guarantors have received at least "reasonably equivalent value" (as such phrase is used in Section 548 of the Bankruptcy Code, in Section 3439.04 of the California Uniform Fraudulent Transfer Act and in comparable provisions of other applicable law) and more than sufficient consideration to support its obligations hereunder in respect of the Obligations and under any of the Loan Documents to which it is a party.

3. Representations and Warranties. Each Guarantor represents and warrants to the Lender Parties that (a) such Guarantor and the Company are distinct and separate entities operating independently; (b) such Guarantor has received copies of the Credit Agreement and the other Loan Documents and is familiar with and fully understands of all their respective terms and conditions; (c) no Lender Party has made any representations or warranties to such Guarantor regarding the creditworthiness of the Company or the prospects of repayment from sources other than the Company; (d) this Guaranty is executed at the request of the Company;
(e) such Guarantor has established adequate means of obtaining from the Company on a continuing basis financial and other information pertaining to the business of the Company; and (f) such Guarantor is Solvent (both before and after giving effect to this Guaranty, taking into account such Guarantor's rights of contribution and indemnity as provided in Section 2.6).

2. Miscellaneous

        4.1 Participations; Novations. Any Lender Party may from time to time, without notice to any Guarantor and without affecting any Guarantor's obligations hereunder, transfer its interest in the Obligations to Participants and Assignees (each as defined in the Credit Agreement) as provided in the Credit Agreement. Each Guarantor agrees that each such transfer will give rise to a direct obligation of such Guarantor to each such Participant and Assignee and that each such Participant and Assignee shall have the same rights and benefits under this Guaranty as it would have if it were a Bank party to the Credit Agreement and this Guaranty. Each Lender Party agrees to maintain the confidentiality of all non-public information provided to it by any Guarantor or by the Agent on such Guarantor's behalf to the same extent and with the same exceptions as provided in the Credit Agreement. Notwithstanding the foregoing, each Guarantor authorizes the Agent and each other Lender Party to disclose to any prospective Participant and Assignee and any Participant and Assignee any and all confidential information in the Agent's and such Lender Party's possession concerning the Guarantor, this Guaranty and any security for this Guaranty; provided, however, that such Participant or Assignee or such prospective Participant or Assignee agrees in writing to the Agent or such Lender Party, as the case may be, to keep such information confidential to the same extent required by the Lender Parties under the Credit Agreement.

        4.2 Merger. In the event that (i) one or more Guarantors is merged into the Company or another Guarantor or (ii) one or more of the Guarantors is sold or liquidated, subject, in each case, to the provisions of the Credit Agreement, such Guarantor shall cease to be a Guarantor hereunder without the necessity to amend or re-issue this Guaranty, and each Guarantor agrees that its obligations hereunder shall continue in full force and effect hereunder and shall not be affected by any such merger, sale or liquidation.

        4.3 Waivers; Writing Required. No delay or omission by any Lender Party to exercise any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof. No waiver of any single breach or default under this Guaranty shall be deemed a waiver of any other breach or default. Any amendment or waiver of any provision of this Guaranty must be in writing to be effective.

        4.4 Remedies. All rights and remedies provided in this Guaranty and any instrument or agreement referred to herein are cumulative and are not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy..

        4.5 Costs and Expenses. Each Guarantor agrees to pay to each Lender Party on demand all costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by each such Lender Party in connection with the enforcement of this Guaranty.

        4.6 Section Headings. Interpretation. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Guaranty. Unless otherwise provided, references to Articles, Sections and Exhibits shall be deemed references to Articles, Sections and Exhibits of this Guaranty. All references to the word "Guarantor" or "the Guarantors" shall mean all and any one or more of them, as the context shall require.

        4.7 Severability. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement referred to herein shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement referred to herein.

        4.8 Governing, Law and Jurisdiction.

               (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

               (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AND ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR AND EACH LENDER PARTY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND EACH LENDER PARTY IRREVOCABLY WAIVES

ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. EACH GUARANTOR AND EACH LENDER PARTY EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

        4.9 Separate Obligations. This Guaranty creates separate obligations of each Guarantor in favor of the Lender Parties. The fact that such obligations are set forth in this one Guaranty rather than in a separate guaranty document for each Guarantor is for the convenience of the Company and the Guarantors and shall in no way impair or adversely affect the rights or benefits of any of the Lender Parties hereunder. Each Guarantor agrees to execute and deliver a separate agreement, immediately upon request at any time of the Majority Banks, evidencing such Guarantor's obligations under this Guaranty.

        4.10 Entire Agreement. This Guaranty and any instrument, agreement or document attached hereto or referred to herein (a) integrate all the terms and conditions mentioned herein or incidental hereto, (b) supersede all oral negotiations and prior writings with respect to the subject matter hereof, and
(c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and any such instrument, agreement and document and as the complete and exclusive statement of the terms agreed to by the parties. In the event of any conflict between the terms, conditions and provisions of this Guaranty and any such instrument, agreement or document, the terms, conditions and provisions of this Guaranty shall prevail.

               IN WITNESS WHEREOF, each Guarantor has executed this Guaranty by its duly authorized officers as of the day and year first above written.


                                       GUARANTORS

                                       GRANITE CONSTRUCTION COMPANY


                                       By:______________________________
                                       Title:______________________________


                                       By:______________________________
                                       Title:______________________________

                                       Address:______________________________



                                       Attention:

                                       Telecopy:


                                       GRANITE SR91 CORPORATION


                                       By:______________________________
                                       Title:______________________________


                                       By:______________________________
                                       Title:______________________________

                                       Address:______________________________



                                       Attention:

                                       Telecopy:

                                       WILCOTT CORPORATION


                                       By:______________________________
                                       Title:______________________________


                                       By:______________________________
                                       Title:______________________________

                                       Address:______________________________



                                       Attention:

                                       Telecopy:


                                       DESERT AGGREGATES, INC.


                                       By:______________________________
                                       Title:______________________________


                                       By:______________________________
                                       Title:______________________________

                                       Address:______________________________



                                       Attention:

                                       Telecopy:

                                       GG&R, INC.


                                       By:______________________________
                                       Title:______________________________


                                       By:______________________________
                                       Title:______________________________

                                       Address:______________________________



                                       Attention:

                                       Telecopy:


                                       INTERMOUNTAIN SLURRY SEAL, INC.


                                       By:______________________________
                                       Title:______________________________


                                       By:______________________________
                                       Title:______________________________

                                       Address:______________________________



                                       Attention:

                                       Telecopy:

                                       BEAR RIVER CONTRACTORS


                                       By:______________________________
                                       Title:______________________________


                                       By:______________________________
                                       Title:______________________________

                                       Address:______________________________



                                       Attention:

                                       Telecopy:


                                       POZZOLAN PRODUCTS COMPANY (P.P.C.)


                                       By:______________________________
                                       Title:______________________________


                                       By:______________________________
                                       Title:______________________________

                                       Address:______________________________



                                       Attention:

                                       Telecopy:

                                       GILC INCORPORATED


                                       By:______________________________
                                       Title:______________________________


                                       By:______________________________
                                       Title:______________________________

                                       Address:______________________________



                                       Attention:

                                       Telecopy:


                                       GILC, L.P.


                                       By:______________________________
                                       Title:______________________________


                                       By:______________________________
                                       Title:______________________________

                                       Address:______________________________



                                       Attention:

                                       Telecopy:

                                       GRANITE SR91, L.P.


                                       By:______________________________
                                       Title:______________________________


                                       By:______________________________
                                       Title:______________________________

                                       Address:______________________________



                                       Attention:

                                       Telecopy:


                                       GTC, INC.


                                       By:______________________________
                                       Title:______________________________


                                       By:______________________________
                                       Title:______________________________

                                       Address:______________________________



                                       Attention:

                                       Telecopy:

                                    EXHIBIT I

                       FORM OF LETTER REQUESTING EXTENSION
                          OF REVOLVING TERMINATION DATE




Bank of America National Trust and
        Savings Association, as Agent,
        and the Banks party to the hereinafter
        described Credit Agreement
Credit Products #3838
555 California Street, 41st Floor
San Francisco, CA 94104
Attn:  Kevin Leader, Vice President


Ladies and Gentlemen:

        In accordance with Section 2.15 of the Credit Agreement, dated as of June 30, 1997, among Granite Construction Incorporated (the "Company") and you (the "Credit Agreement"), the Company hereby requests that each Bank consent to extend the Revolving Termination Date (as defined in the Credit Agreement) by one year from June ___, _____, to June ____, _______.

        The Company hereby represents and warrants that: (a) all of the representations and warranties contained in Article VI of the Credit Agreement are true and correct on and as of the date hereof with the same effect as though made on the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing on and as of the date hereof.

        Attached hereto is a Guarantor Acknowledgement and Consent, in the form of Schedule 1 hereto, duly executed by each Guarantor.

Bank of America National Trust and
 Savings Association, as Agent,
The Banks Party to the Credit Agreement

__________,_______
Page 2

        Please indicate your consent to such extension by signing the enclosed counterpart of this letter and returning it to the Agent on or before _____, ____ [15 Business Days after date that letter is sent]. If you fail to return an executed counterpart on or before such date, you shall be deemed to have declined to consent to such extension.

                                     Very truly yours,

                                     GRANITE CONSTRUCTION INCORPORATED


                                     By:__________________________
                                     Name:__________________________
                                     Title:__________________________


                                     By:__________________________
                                     Name:__________________________
                                     Title:__________________________



Consented to as of this
______day of _________, ____

[APPLICABLE PARTY]

By:_________________________
Title:______________________

By:_________________________
Title:______________________

                         Schedule I to Letter Requesting
                     Extension of Revolving Termination Date

                            GUARANTOR ACKNOWLEDGMENT
                                   AND CONSENT



            The undersigned, each a Guarantor with respect to the Company's obligations to the Agent and the Banks under the Credit Agreement, each hereby
(i) acknowledge and consent to the execution, delivery and performance by the Company of the foregoing letter requesting an extension of the Revolving Termination date from June ___, ____ to June __, ___, and (ii) reaffirm and agree that the respective guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are and, after giving effect to the requested extension of the Revolving Termination Date (if consented to by the Banks), will be in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the foregoing letter.)



                                        GUARANTORS

                                        GRANITE CONSTRUCTION COMPANY


                                        By:_________________________________
                                        Title:______________________________


                                        By:_________________________________
                                        Title:______________________________

                                        Date:_______________________________


                                        GRANITE SR91 CORPORATION


                                        By:_________________________________
                                        Title:______________________________


                                        By:_________________________________

                                        Title:______________________________

                                        Date:_______________________________


                                        WILCOTT CORPORATION


                                        By:_________________________________
                                        Title:______________________________


                                        By:_________________________________
                                        Title:______________________________

                                        Date:_______________________________


                                        DESERT AGGREGATES, INC.


                                        By:_________________________________
                                        Title:______________________________



                                        By:_________________________________
                                        Title:______________________________

                                        Date:_______________________________

                                        GG&R, INC.


                                        By:_________________________________
                                        Title:______________________________


                                        By:_________________________________
                                        Title:______________________________

                                        Date:_______________________________

                                          INTERMOUNTAIN SLURRY SEAL, INC.


                                        By:_________________________________
                                        Title:______________________________



                                        By:_________________________________
                                        Title:______________________________

                                        Date:_______________________________


                                        BEAR RIVER CONTRACTORS


                                        By:_________________________________
                                        Title:______________________________


                                        By:_________________________________
                                        Title:______________________________

                                        Date:_______________________________

                                        POZZOLAN PRODUCTS COMPANY (P.P.C.)


                                        By:_________________________________
                                        Title:______________________________

                                        By:_________________________________
                                        Title:______________________________

                                        Date:_______________________________


                                        GILC INCORPORATED


                                        By:_________________________________
                                        Title:______________________________


                                        By:_________________________________
                                        Title:______________________________

                                        Date:_______________________________

                                        GILC, L.P.


                                        By:_________________________________
                                        Title:______________________________


                                        By:_________________________________
                                        Title:______________________________

                                        Date:_______________________________


                                        GRANITE SR 91, L.P.


                                        By:_________________________________
                                        Title:______________________________

                                        By:_________________________________
                                        Title:______________________________

                                        Date:_______________________________

                                        GTC, INC.

                                        By:_________________________________
                                        Title:______________________________


                                        By:_________________________________
                                        Title:______________________________

                                        Date:_______________________________


                                        [Add any other Guarantors]

                                    GUARANTY


            This Guaranty is entered into as of June 30, 1997, jointly and severally by each of the parties set forth under the caption "GUARANTORS" on the signature pages hereto (each, a "Guarantor"), in favor of each Lender Party (as defined below).

                                    Recitals

            A. Pursuant to a Credit Agreement, dated as of June 30, 1997 (together with all amendments and other modifications, supplements, restatements and extensions, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Granite Construction Incorporated, a Delaware corporation (the "Company"), the various financial institutions (individually, a "Bank" and collectively, the "Banks") as are, or may from time to time become, parties thereto, and Bank of America National Trust and Savings Association, as the agent for such Banks (together with any successor(s) thereto in such capacities, the "Agent"), the Banks have provided the Commitments and agreed to make Loans to the Company and to participate in Letters of Credit issued by the Issuing Bank for the account of the Company or its Subsidiaries.

            B. One of the conditions precedent to the effectiveness of the Credit Agreement is the execution and delivery of this Guaranty by each Guarantor.

            C. Each Guarantor has duly authorized the execution, delivery and performance by it of this Guaranty.

            D. It is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Loans made and the Letters of Credit issued from time to time pursuant to the Credit Agreement.

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce (i) the Banks to make Loans (including the initial Loans) to the Company, (ii) the Issuing Bank to issue and the Banks to participate in Letters of Credit issued by the Issuing Bank for the account of the Company or its Subsidiaries, all pursuant to the Credit Agreement, each Guarantor jointly and several agrees, for the benefit of each Lender Party, as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms used in this Guaranty have the meanings given to them in the Credit Agreement, and as used herein, "Lender Party" means, as the context may require, any Bank, the Issuing Bank or the Agent and each of its successors, transferees and assigns.

2.    Guaranty.

      2.1 Guaranty. Each Guarantor hereby jointly and severally unconditionally guarantees and promises to pay to the Lender Parties or order, on demand, any and all Obligations of the Company to the Lender Parties from time to time outstanding under or in respect to the Credit Agreement or any other Loan Document (the "Obligations"); provided, however, that each Guarantor shall be jointly and severally liable under this Guaranty for the maximum amount of such liability that can be hereby incurred by such Guarantor without rendering this Guaranty, as it relates to such Guarantor, void or voidable under applicable law relating to fraudulent conveyance, fraudulent transfer or similar law (including the California Uniform Fraudulent Transfer Act and Sections 544 and 548 of the Federal Bankruptcy Reform Act of 1978, as amended (11 U.S.C. Section 101, et seq.). (the "Bankruptcy Code")), and not for any greater amount, and the Lender Parties by their acceptance hereof accept such limitation to the extent needed to make this Guaranty fully enforceable and nonavoidable. Any Lender Party may permit the indebtedness of the Company to such Lender Party to include indebtedness other than the Obligations, and may apply any amounts received from any source, other than from any Guarantor, to that portion of Company's indebtedness to such Lender Party which is not a part of the Obligations.

      2.2 Obligations Independent. The obligations hereunder are joint and several, and independent of the obligations of the Company, and a separate action or actions may be brought and prosecuted against any Guarantor whether action is brought against the Company or any other Guarantor or guarantor or whether the Company or any other Guarantor or guarantor be joined in any such action or actions. Each Guarantor waives the benefit of any statute of limitations affecting its liability hereunder. Each Guarantor acknowledges that in providing benefits to the Company, the Lender Parties are relying upon the enforceability of this Guaranty and the Obligations as separate and distinct indebtedness, obligations and liabilities of each Guarantor.

      2.3 Authorization of Renewals, Etc. Each Guarantor authorizes each Lender Party, without notice or demand and without affecting its liability hereunder, from time to time to:

            (a) renew, compromise, extend, accelerate or otherwise change the time for payment, or otherwise change the terms, of the Obligations, including increase or decrease of the rate of interest thereon, or otherwise change the terms of the Credit Agreement or any other Loan Document;

            (b) receive and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

            (c) apply such security and direct the order or manner of sale thereof as any Lender Party in its or their discretion may determine; and

            (d) release or substitute any one or more of any endorsers or guarantors of the Obligations.

Further, the performance or occurrence of any of the acts or events described in clauses (a), (b), (c), and (d) above with respect to indebtedness of the Company, other than the Obligations, to any Lender Party shall not affect the liability of any Guarantor hereunder.

      2.4 Waiver of Certain Rights. Each Guarantor waives any right to require any Lender Party to:

            (a) proceed against the Company or any other Guarantor or guarantor;

            (b) proceed against or exhaust any security or other guaranty for the Obligations or any other indebtedness of the Company to any Lender Party; or

            (c) pursue any other remedy in the Lender Parties' power whatsoever.

      2.5 Waiver of Certain Defenses. Each Guarantor waives any defense arising by reason of any disability, lack of corporate authority or other defense of the Company, or the cessation from any cause whatsoever of the liability of the Company, or any claim that such Guarantor's obligations exceed or are more burdensome than those of the Company. Each Guarantor waives all rights and defenses arising out of an election of remedies by the Lender Parties, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed the Guarantor's rights of subrogation and reimbursement against the Company by operation of Section 580d of the California Code of Civil Procedure or otherwise, and all rights or defenses the Guarantor may have by reason of protection afforded to the Company with respect to the Obligations pursuant to the antideficiency laws or other laws of the state of California limiting or discharging the Obligations. Each Guarantor waives any benefit of, and any right to participate in, any security or other guaranty now or hereafter held by the Lender Parties securing the Obligations. Each Guarantor waives, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty, including any and all benefits that otherwise might be available to any Guarantor under California Civil Code Sections 1432, 2810, 2815, 2819, 2845, 2848, 2849, 2850, 2899 and 3433 and
California Code of Civil Procedure Sections 580a, 580b, 580d and 726.

      2.6 Subrogation, etc.. At any time that a payment is made by any Guarantor with respect to the Obligations, such Guarantor shall have a right of contribution against the Company and each other Person (other than any Lender Party) obligated under, or otherwise a party to, any Loan Document (each, an "Obligor") and each other Obligor shall have an obligation to indemnify such Guarantor in the maximum amount permitted by applicable law, which right of contribution and indemnity shall be subject to adjustment at the time of any subsequent payment with respect to the Obligations; provided, however, that the maximum aggregate liability of any Guarantor shall not exceed the maximum amount of liability that such Guarantor can incur without rendering such contribution and indemnity rights void or voidable under applicable law relating to fraudulent conveyance or fraudulent transfers or similar law, and not for any greater amount; provided, further, however, that no Guarantor will exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of rights of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Obligations of the Company and each other Obligor and the termination of the Commitments and the expiry of the Letters of Credit. Any amount paid to any Guarantor on account of any payment made hereunder prior to the payment in full of all Obligations of the Company and each other Obligor shall be held in trust for the benefit of the Lender Parties and shall immediately be paid to the Agent and credited and applied against the Obligations of the Company and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement; provided, however, that if

            (a) any Guarantor has made payment to the Lender Parties of all or any part of the Obligations of the Company or any other Obligor, and

            (b) all Obligations of the Company and each other Obligor have been paid in full and all Commitments and Letters of Credit have expired or been permanently terminated,

at such Guarantor's request, the Agent, on behalf of the Lender Parties, will execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations of the Company and each other Obligor resulting from such payment by such Guarantor. In furtherance of the foregoing, for so long as any Obligations, Letters of Credit or Commitments remain outstanding, each Guarantor shall refrain from taking any action or commencing any proceeding against the Company or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guaranty to any Lender Party.

      2.7 Waiver of Presentments, Etc. Each Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, extension or incurring of the Obligations or any new or additional Obligations or any other indebtedness of Company to any of the Lender Parties, or the reliance by any Lender Party upon this Guaranty, or the exercise of any right, power or privilege hereunder.

      2.8 Information Relating to Company. Each Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from the Company such information concerning the Company's financial condition or business operations as such Guarantor may require, and that no Lender Party has any duty at any time to disclose to any Guarantor any information relating to the business operations or financial condition of the Company.

      2.9 Right of Setoff. In addition to any rights and remedies of the Lender Parties provided by law, if an Event of Default exists, each Lender Party is authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by each Guarantor to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party to or for the credit or the account of any Guarantor against any and all obligations of such Guarantor now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not the Lender Party shall have made demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. Each Lender Party agrees promptly to notify the applicable Guarantor and the Agent after any such set-off and application made by such Lender Party; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party under this Section 2.9 are in addition to the other rights and remedies (including without limitation, other rights of set-off) which such Lender Party may have.

      2.10 Subordination. Any obligations of the Company to any Guarantor, now or hereafter existing, including but not limited to any obligations to any Guarantor as subrogee of any Lender Party or resulting from any Guarantor's performance under this Guaranty, are hereby subordinated to the Obligations and all other indebtedness (including any interest that would accrue pursuant to the terms of the Loan Documents or other agreements after commencement of any Insolvency Proceeding, whether or not allowed as a claim) of the Company to the Lender Parties. Such obligations of the Company to any Guarantor if the Majority Banks so request shall be enforced and performance received by such Guarantor as trustee for the Lender Parties and the proceeds thereof shall be paid over to the Lender Parties on account of the Obligations, but without reducing or affecting in any manner the liability of any Guarantor under the other provisions of this Guaranty. The Lender Parties shall be entitled to enforce all of such Guarantor's rights with respect to such obligations of the Company to such Guarantor, including in any Insolvency Proceeding. Any amounts received by any Guarantor in contravention of this Section 2.10 shall be held in trust for the benefit of the Lender Parties and shall be paid over or delivered to the Agent for application to the payment of all Obligations or held as cash collateral to the extent necessary to give effect to this Guaranty.

      2.11 Reinstatement of Guaranty. If this Guaranty is returned or canceled, and subsequently any payment or transfer of any interest in property by the Company to the any Lender Party in fulfillment of any Obligation is rescinded or must be returned by the Lender Party to the Company, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior return or cancellation.

      2.12 Powers. It is not necessary for the any Lender Party to inquire into the powers of the Company or of the officers, directors, partners or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

      2.13  Taxes.

            (a) Subject to subsection 2.13(g), any and all payments by any Guarantor to each Lender Party under this Guaranty or any other Loan Documents shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender Party's net income by the jurisdiction under the laws of which such Lender Party is organized or maintains a Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being, hereinafter referred to as "Taxes").

            (b) In addition, each Guarantor shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty or any other Loan Documents (hereinafter referred to as "Other Taxes").

            (c) Subject to subsection 2.13(g), each Guarantor shall indemnify and hold harmless each Lender Party for the full amount of Taxes or Other Taxes (including without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.13) paid by the Lender Party and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, in the amount necessary to preserve the after-tax yield such Lender Party would have received if such Taxes or Other Taxes had not been imposed, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date the Lender Party makes written demand therefor. Should such Lender Party determine in its sole discretion to seek a refund or rebate of some or all of the amount of Taxes, Other Taxes or other liability paid by it and for which it was indemnified by a Guarantor and should it receive some or all of the refund or rebate which it sought, it shall return to such Guarantor the difference between the amount of such refund or rebate and its reasonable costs and expenses of counsel (and the allocated cost of internal counsel) incurred by it in procuring such refund or rebate.

            (d) If any Guarantor shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender Party, then, subject to subsection 2.13(g):

                  (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.13) such Lender Party receives an amount equal to the sum it would have received had no such deductions been made;

                  (ii) such Guarantor shall make such deductions; and

                  (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

            (e) Within 30 days after the date of any payment by any Guarantor of Taxes or Other Taxes, such Guarantor shall furnish to the affected Lender Party the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender Party

            (f) Each Lender Party which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) agrees that:

                        (i) it shall, no later than the Closing Date (or, in the case of a Bank which becomes a Lender Party pursuant to Section 4.1 after the Closing Date, the date upon which such Bank becomes a Lender Party) deliver to the Guarantor through the Agent:

                  (A) if any Lending Office is located in the United States, two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), and

                  (B) if any Lending Office is located outside the United
            States, two accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001"), in each case indicating that such Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such Lending Office or Offices under this Guaranty free from withholding of United States Federal income tax;

                        (ii) if at any time any Bank changes its Lending Office or Offices or selects an additional Lending Office as herein provided, it shall with reasonable promptness deliver to the Guarantor through the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder:

                  (A) if such changed or additional Lending Office is located in the United States, two accurate and complete signed originals of Form 4224; or

                  (B) otherwise, two accurate and complete signed originals of
            Form 1001,

in each case indicating that such Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional Lending Office under this Guaranty free from withholding of United States federal income tax;

                        (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a change in the most recent Form 4224 or Form 1001 previously delivered by such Bank and if the delivery of the same be lawful, deliver to the Guarantor through the Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by the Bank; and

                        (iv) it shall, promptly upon any Guarantor's reasonable request to that effect, deliver to such Guarantor such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Bank's tax status for withholding purposes.

            (g) No Guarantor will be required to pay any additional amounts in respect of United States federal income tax pursuant to subsection 2.13(d) to any Bank for the account of any Lending Office of such Bank:

                        (i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with its obligations under subsection 2.13(f) in respect of such Lending Office;

                        (ii) if such Bank shall have delivered to such Guarantor a Form 4224 in respect of such Lending Office pursuant to subsection 2.13(f)(i)(A), and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States federal income tax in respect of payments by such Guarantor hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                        (iii) if the Bank shall have delivered to such Guarantor a Form 1001 in respect of such Lending Office pursuant to subsection 2.13(f)(i)(B), and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by such Guarantor hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

            (h) If any Guarantor is required to pay additional amounts to any Lender Party pursuant to subsection 2.13(d), then such Lender Party shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Guarantor which may thereafter accrue if such change in the judgment of such Lender Party is not otherwise significantly disadvantageous to such Lender Party.

                  (i) The agreements and obligations of each Guarantor contained in this Section 2.13 shall survive the payment in full of all other Obligations.

      2.14 Continuing Guaranty. This Guaranty is a continuing guaranty and agreement of subordination and shall continue in effect and be binding upon each Guarantor until termination of the Commitments, existing of the Letters of Credit and payment and performance in full of the Obligations which may exist or which may arise from time to time under successive transactions, and each Guarantor expressly acknowledges that this Guaranty shall remain in full force and effect notwithstanding that there may be periods in which no Obligations exist. This Guaranty supersedes all prior guaranties executed from time to time by any of the Guarantors in connection with the Second Amended and Restated Credit Agreement dated as of June 15, 1995, as amended from time to time, among the Company, the financial institutions party thereto as "Banks" and Bank of America NT & SA as the Agent for the Banks.

      2.15 Substantial Benefits. The funds that have been borrowed from the Banks by the Company and the Issuance of any Letter of Credit by the Issuing Bank have been and are to be contemporaneously used for the benefit of the Company and the Guarantors. The Company and the Guarantors have derived and will derive significant and substantial benefits from the accommodations that have been made by the Banks and the Issuing Bank under the Loan Documents. The Guarantors have received at least "reasonably equivalent value" (as such phrase is used in Section 548 of the Bankruptcy Code, in Section 3439.04 of the California Uniform Fraudulent Transfer Act and in comparable provisions of other applicable law) and more than sufficient consideration to support its obligations hereunder in respect of the Obligations and under any of the Loan Documents to which it is a party.

3. Representations and Warranties. Each Guarantor represents and warrants to the Lender Parties that (a) such Guarantor and the Company are distinct and separate entities operating independently; (b) such Guarantor has received copies of the Credit Agreement and the other Loan Documents and is familiar with and fully understands of all their respective terms and conditions; (c) no Lender Party has made any representations or warranties to such Guarantor regarding the creditworthiness of the Company or the prospects of repayment from sources other than the Company; (d) this Guaranty is executed at the request of the Company;
(e) such Guarantor has established adequate means of obtaining from the Company on a continuing basis financial and other information pertaining to the business of the Company; and (f) such Guarantor is Solvent (both before and after giving effect to this Guaranty, taking into account such Guarantor's rights of contribution and indemnity as provided in Section 2.6).

4.     Miscellaneous

      4.1 Participations; Novations. Any Lender Party may from time to time, without notice to any Guarantor and without affecting any Guarantor's obligations hereunder, transfer its interest in the Obligations to Participants and Assignees (each as defined in the Credit Agreement) as provided in the Credit Agreement. Each Guarantor agrees that each such transfer will give rise to a direct obligation of such Guarantor to each such Participant and Assignee and that each such Participant and Assignee shall have the same rights and benefits under this Guaranty as it would have if it were a Bank party to the Credit Agreement and this Guaranty. Each Lender Party agrees to maintain the confidentiality of all non-public information provided to it by any Guarantor or by the Agent on such Guarantor's behalf to the same extent and with the same exceptions as provided in the Credit Agreement. Notwithstanding the foregoing, each Guarantor authorizes the Agent and each other Lender Party to disclose to any prospective Participant and Assignee and any Participant and Assignee any and all confidential information in the Agent's and such Lender Party's possession concerning the Guarantor, this Guaranty and any security for this Guaranty; provided, however, that such Participant or Assignee or such prospective Participant or Assignee agrees in writing to the Agent or such Lender Party, as the case may be, to keep such information confidential to the same extent required by the Lender Parties under the Credit Agreement.

      4.2 Merger. In the event that (i) one or more Guarantors is merged into the Company or another Guarantor or (ii) one or more of the Guarantors is sold or liquidated, subject, in each case, to the provisions of the Credit Agreement, such Guarantor shall cease to be a Guarantor hereunder without the necessity to amend or re-issue this Guaranty, and each Guarantor agrees that its obligations hereunder shall continue in full force and effect hereunder and shall not be affected by any such merger, sale or liquidation.

      4.3 Waivers, Writing Required. No delay or omission by any Lender Party to exercise any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof. No waiver of any single breach or default under this Guaranty shall be deemed a waiver of any other breach or default. Any amendment or waiver of any provision of this Guaranty must be in writing to be effective.

      4.4 Remedies. All rights and remedies provided in this Guaranty and any instrument or agreement referred to herein are cumulative and are not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

      4.5 Costs and Expenses. Each Guarantor agrees to pay to each Lender Party on demand all costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by each such Lender Party in connection with the enforcement of this Guaranty.

      4.6 Section Headings, Interpretation. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Guaranty. Unless otherwise provided, references to Articles, Sections and Exhibits shall be deemed references to Articles, Sections and Exhibits of this Guaranty. All references to the word "Guarantor" or "the Guarantors" shall mean all and any one or more of them, as the context shall require.

      4.7 Severability. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement referred to herein shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement referred to herein.

      4.8   Governing Law and Jurisdiction.

            (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AND ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR AND EACH LENDER PARTY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND EACH LENDER PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. EACH GUARANTOR AND EACH LENDER PARTY EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

      4.9 Separate Obligations. This Guaranty creates separate obligations of each Guarantor in favor of the Lender Parties. The fact that such obligations are set forth in this one Guaranty rather than in a separate guaranty document for each Guarantor is for the convenience of the Company and the Guarantors and shall in no way impair or adversely affect the rights or benefits of any of the Lender Parties hereunder. Each Guarantor agrees to execute and deliver a separate agreement, immediately upon request at any time of the Majority Banks, evidencing such Guarantor's obligations under this Guaranty.

      4.10 Entire Agreement. This Guaranty and any instrument, agreement or document attached hereto or referred to herein (a) integrate all the terms and conditions mentioned herein or incidental hereto, (b) supersede all oral negotiations and prior writings with respect to the subject matter hereof, and
(c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and any such instrument, agreement and document and as the complete and exclusive statement of the terms agreed to by the parties. In the event of any conflict between the terms, conditions and provisions of this Guaranty and any such instrument, agreement or document, the terms, conditions and provisions of this Guaranty shall prevail.

            IN WITNESS WHEREOF, each Guarantor has executed this Guaranty by its duly authorized officers as of the day and year first above written.


                                        GUARANTORS


                                        GRANITE CONSTRUCTION COMPANY


                                        By: /s/ WILLIAM E. BARTON
                                           -------------------------------
                                        Title:  William E. Barton
                                              ----------------------------
                                                Vice/President & CFO


                                        By: /s/ R. C. ALLBRITTON
                                           -------------------------------
                                        Title:  R.C. Allbritton
                                              ----------------------------
                                                Vice President & Treasurer

                                        Address: P.O. Box 50085
                                                 Watsonville, CA 95077-5085

                                        Attention:

                                        Telecopy:


                                        GRANITE SR91 CORPORATION


                                        By: /s/ DAVID H. WATTS
                                           -------------------------------
                                        Title:  David H. Watts
                                              ----------------------------
                                                President & CEO


                                        By: /s/ WILLIAM E. BARTON
                                           -------------------------------
                                        Title:  William E. Barton
                                              ----------------------------
                                                Vice President & CFO

                                        Address:__________________________
                                                __________________________
                                                __________________________

                                        Attention:

                                        Telecopy:

                                        WILCOTT CORPORATION


                                        By:/s/ DAVID H. WATTS
                                           -------------------------------
                                        Title:  David H. Watts
                                              ----------------------------
                                                President & CEO


                                        By: /s/ WILLIAM E. BARTON
                                           -------------------------------
                                        Title:  William E. Barton
                                              ----------------------------
                                                Vice President & CFO

                                        Address:



                                        Attention:

                                        Telecopy:

                                        DESERT AGGREGATES, INC.


                                        By: /s/ DAVID J. BRUNTON
                                           -------------------------------
                                        Title:  David J. Brunton
                                              ----------------------------
                                                CFO, Treasurer & Assistant
                                                Secretary


                                        By: /s/ KATHLEEN KENAN
                                           -------------------------------
                                        Title:  Kathleen Kenan
                                              ----------------------------
                                                Assistant Secretary

                                        Address:



                                        Attention:

                                        Telecopy:

                                        GG&R, INC.


                                        By: /s/ DAVID H. WATTS
                                           -------------------------------
                                        Title:  David H. Watts
                                              ----------------------------
                                                President & CEO

                                        By: /s/ WILLIAM E. BARTON
                                           -------------------------------
                                        Title:  William Barton
                                              ----------------------------
                                                Vice President & CFO

                                        Address:



                                        Attention:

                                        Telecopy:


                                        INTERMOUNTAIN SLURRY SEAL, INC.


                                        By: /s/ DAVID J. BRUNTON
                                           -------------------------------
                                        Title:  David J. Brunton
                                              ----------------------------
                                                CFO & Assistant Secretary


                                        By: /s/ KATHLEEN KENAN
                                           -------------------------------
                                        Title:  Kathleen Kenan
                                              ----------------------------
                                                Assistant Secretary

                                        Address:



                                        Attention:

                                        Telecopy:

                                        BEAR RIVER CONTRACTORS


                                        By: /s/ DAVID J. BRUNTON
                                           -------------------------------
                                        Title:  David J. Brunton
                                                CFO &Assistant Secretary


                                        By: /s/ KATHLEEN KENAN
                                           -------------------------------
                                        Title:  Katbleen Kenan
                                              ----------------------------
                                                Assistant Secretary

                                        Address:



                                        Attention:

                                        Telecopy:


                                        POZZOLAN PRODUCTS COMPANY (P.P.C.)


                                        By: /s/ DAVID J. BRUNTON
                                           -------------------------------
                                        Title: David J. Brunton
                                              ----------------------------
                                               CFO & Assistant Secretary


                                        By: /s/ KATHLEEN KENAN
                                           -------------------------------
                                        Title:  Kathleen Kenan
                                              ----------------------------
                                                Assistant Secretary

                                        Address:



                                        Attention:

                                        Telecopy

                                        GILC INCORPORATED


                                        By: /s/ WILLIAM E. BARTON
                                           -------------------------------
                                        Title:  William Barton
                                              ----------------------------
                                                President & CEO


                                        By: /s/ R.C. ALLBRITTON
                                           -------------------------------
                                        Title:  R.C. Allbriton
                                              ----------------------------
                                                Vice President & CFO

                                        Address:



                                        Attention:

                                        Telecopy:


                                        GILC, L.P.


                                        By: /s/ WILLIAM E. BARTON
                                           -------------------------------
                                        Title:  William E. Barton
                                              ----------------------------
                                                President & CEO


                                        By: /s/ R.C. ALLBRITTON
                                           -------------------------------
                                        Title:  R.C. Allbritton
                                              ----------------------------
                                                Vice President & CFO

                                        Address:



                                        Attention:

                                        Telecopy:

                                        GRANITE SR91, L.P.


                                        By:  /s/ DAVID H. WATTS
                                           -------------------------------
                                        Title:  David H. Watts
                                              ----------------------------
                                                President & CEO


                                        By: /s/ WILLIAM E. BARTON
                                           -------------------------------
                                        Title:  William E. Barton
                                              ----------------------------
                                                Vice President & CFO

                                        Address:
                                        Attention:

                                        Telecopy:


                                        GTC, INC.


                                        By: /s/ WILLIAM E. BARTON
                                           -------------------------------
                                        Title: William E. Barton
                                              ----------------------------
                                               President & Treasurer


                                        By: /s/ R.C. ALLBRITTON
                                           -------------------------------
                                        Title:  R.C. Allbritton
                                              ----------------------------
                                                Vice President, Assistant
                                                Secretary and Assistant
                                                Treasurer

                                        Address:


                                        Attention:

                                        Telecopy:

                        GRANITE CONSTRUCTION INCORPORATED


                                  JUNE 30, 1997


      WHEREAS, Granite Construction Incorporated (the "Company") requires financing in the ordinary course of business for working capital and other general corporate purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned to them in the Credit Agreement, as defined below), have offered to make such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain Credit Agreement proposed between the Company, Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"), and the Banks party thereto, to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Credit Agreement"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and in the other documents contemplated therein (the "Loan Documents"), and to be jointly and severally guaranteed by the Guarantors; and

      WHEREAS, the Board of Directors of the Company has determined after analysis and discussion that it is in the best interests of the Company to procure such financing from the Banks pursuant to the Credit Agreement and other Loan Documents and to secure such financing under certain circumstances as provided therein by the pledge of certain collateral by the Company;

      NOW, THEREFORE, BE IT RESOLVED, that the Company be, and hereby is, authorized and empowered to enter into and deliver the Credit Agreement, and other Loan Documents to which the Company will or may be a party, together with all changes therein and supplements, modifications, amendments and restatements thereof approved by an executive officer of the Company as hereinafter provided; to borrow money from time to time thereunder at such rates of interest as may be specified therein; to mortgage, pledge or otherwise encumber any of the Company's assets and properties of any kind or nature whatsoever (including, but not limited to, those referenced above) to secure in whole or in part its obligations under the Credit Agreement, and other Loan Documents and to repay money borrowed thereunder, together with interest thereon, and take any and all other actions that may be necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the Company's obligations under the Credit Agreement and other Loan Documents, as and when due or in advance thereof, to otherwise carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer of the Company be, and each of those executive officers hereby is, authorized and directed in the name and on behalf of the Company to negotiate, execute and deliver to the Agent and the Banks the Credit Agreement and other Loan Documents, incorporating such changes therein as the executive officer signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's approval thereof;

      RESOLVED FURTHER, that those and other appropriate officers of the Company be, and each of them hereby is, authorized and directed in the name and on behalf of the Company to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements, and other documents and communications, and to take or omit such other actions as each of them in his sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Credit Agreement and other Loan Documents, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these Resolutions;

      RESOLVED FURTHER, that the Bank shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an executive officer of the Company in the most recent Certificate of the Company's Secretary delivered to the Agent until such time as the Agent shall have received express written notice to the contrary from an executive officer of the Company; and

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Credit Agreement and other Loan Documents as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, and the actions of officers of the Company so taken or omitted, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in the Bylaws of the Company or any other resolution of the Board of Directors of the Company.


                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of Granite Construction Incorporated, a Delaware corporation (the "Company").

      The foregoing is a true copy of resolutions adopted by action of the Board of Directors Executive Committee by Unanimous Consent Without a Meeting, effective June 30, 1997 and entered into the Minute Book of the Company.

      The action and resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have not been modified or repealed and are now in full force and effect.





Dated: June 30, 1997                /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary

                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of Granite Construction Incorporated, a Delaware corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Articles of Incorporation and Bylaws of the Company previously provided the Bank as Agent under the Prior Credit Agreement have not been amended or modified in any respect.

      The Company is in good standing in its jurisdiction of incorporation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.





Dated: June 30, 1997                /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary



      I Roxane C. Allbritton, certify that I am the duly elected Vice President and Assistant Secretary of the Company and that, as of the date hereof, Michael Futch is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.





Dated: June 30, 1997                /s/ ROXANE C. ALLBRITTON
                                    -------------------------------
                                    Roxane C. Allbritton
                                    Vice President and Assistant Secretary

                          GRANITE CONSTRUCTION COMPANY

                                  JUNE 30, 1997

      WHEREAS, Granite Construction Incorporated (the "Company"), the owner of Granite Construction Company (the "Guarantor"), requires financing in the ordinary course of business for working capital and other general corporate purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned to them in the Credit Agreement, as defined below), have offered to make such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain Credit Agreement proposed between the Company, Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"), and the Banks party thereto, to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Credit Agreement"), and in the other documents contemplated therein (the "Loan Documents"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and to be jointly and severally guaranteed by the Guarantor and certain other guarantors; and

      WHEREAS, the Board of Directors of the Guarantor have determined after analysis and discussion that it is in the best interests of the Guarantor to induce the Banks to make and continue such financing to the Company pursuant to the Credit Agreement and other Loan Documents by the Guarantor's guaranty of the obligations of the Company contained in that certain joint and several Guaranty proposed by the Guarantor and the other subsidiaries of the company party thereto in favor of each Lender Party (as defined therein) to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Guaranty");

      NOW, THEREFORE, BE IT RESOLVED, that the Company be, and hereby is, authorized and empowered to enter into and deliver the Guaranty and other Loan Documents (as such terms are defined in the Guaranty) to which the Guarantor will or may be a party, together with all changes therein and supplements, modifications, instruments, notices, requests, statements, and other documents and communications, and to take or omit such other actions as each of them in his sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Credit Agreement and other Loan Documents, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President, the Secretary or the Treasurer of the Guarantor be, and each of those executive officers hereby is, authorized and directed in the name and on behalf of the Guarantor to negotiate, execute and deliver to the Lender Parties the Guaranty and other Loan Documents, incorporating such changes therein as the executive officer signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's approval thereof;

      RESOLVED FURTHER, that those and other appropriate officers of the Guarantor be, and each of them hereby is, authorized and directed in the name and on behalf of the Guarantor to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements, and other documents and communications, and to take or omit such other actions as each of them in his or her sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is or may become party, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these Resolutions;

      RESOLVED FURTHER, that the Lender Parties shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an executive officer of the Guarantor in the most recent Certificate of the Guarantor's Secretary delivered to the Agent until such time as the Agent shall have received express written notice to the contrary from an executive officer of the Guarantor;

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is a party as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, and the actions of officers of the Guarantor so taken or omitted, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in the Bylaws of the Guarantor or any other resolution of the Board of Directors of the Guarantor.


                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of Granite Construction Company, a California corporation (the "Company").

      The foregoing is a true copy of resolutions adopted by action of the Board of Directors Executive Committee by Unanimous Consent Without a Meeting, effective June 30, 1997 and entered into the Minute Book of the Company.

      The action and resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have not been modified or repealed and are now in full force and effect.





Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary

                            CERTIFICATE OF SECRETARY


I certify that:

      I am the duly elected and qualified Secretary of Granite Construction Company, a California corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Articles of Incorporation and Bylaws of the Company previously provided the Bank as Agent under the Prior Credit Agreement have not been amended or modified in any respect.

      The Company is in good standing in its jurisdiction of incorporation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.



Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary



      I Roxane C. Allbritton, certify that I am the duly elected Vice President and Assistant Secretary of the Company and that, as of the date hereof, Michael Futch is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.




Dated:  June 30, 1997               /s/ ROXANE C. ALLBRITTON
                                    -------------------------------
                                    Roxane C. Allbritton
                                    Vice President and Assistant Secretary

                            GRANITE SR91 CORPORATION


                                  JUNE 30, 1997


      WHEREAS, Granite Construction Incorporated (the "Company"), the owner of Granite SR91 Corporation (the "Guarantor"), requires financing in the ordinary course of business for working capital and other general corporate purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned to them in the Credit Agreement, as defined below), have offered to make such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain Credit Agreement proposed between the Company, Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"), and the Banks party thereto, to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Credit Agreement"), and in the other documents contemplated therein (the "Loan Documents"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and to be jointly and severally guaranteed by the Guarantor and certain other guarantors; and

      WHEREAS, the Board of Directors of the Guarantor has determined after analysis and discussion that it is in the best interests of the Guarantor to induce the Banks to make and continue such financing to the Company pursuant to the Credit Agreement and other Loan Documents by the Guarantor's guaranty of the obligations of the Company contained in that certain joint and several Guaranty proposed by the Guarantor and the other subsidiaries of the Company party thereto in favor of each Lender Party (as defined therein) to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Guaranty");

      NOW, THEREFORE, BE IT RESOLVED that the Guarantor be, and hereby is, authorized and empowered to enter into and deliver the Guaranty and other Loan Documents (as such terms are defined in the Guaranty) to which the Guarantor will or may be a party, together with all changes therein and supplements, modifications, amendments and restatements thereof approved by an executive officer of the Guarantor as hereinafter provided, and to take any and all other actions that may be necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the Company's obligations under the Guaranty and other Loan Documents, as and when due or in advance thereof, to otherwise carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer of the Guarantor be, and each of those executive officers hereby is, authorized and directed in the name and on behalf of the Guarantor to negotiate, execute and deliver to the Lender Parties the Guaranty and other Loan Documents, incorporating such changes therein as the executive officer signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's approval thereof,

      RESOLVED FURTHER, that those and other appropriate officers of the Guarantor be, and each of them hereby is, authorized and directed in the name and on behalf of the Guarantor to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements, and other documents and communications, and to take or omit such other actions as each of them in his or her sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is or may become party, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these Resolutions;

      RESOLVED FURTHER, that the Lender Parties shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an executive officer of the Guarantor in the most recent Certificate of the Guarantor's Assistant Secretary delivered to the Agent until such time as the Agent shall have received express written notice to the contrary from an executive officer of the Guarantor;

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is a party as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, and the actions of officers of the Guarantor so taken or omitted, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in the Bylaws of the Guarantor or any other resolution of the Board of Directors of the Guarantor.


                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of Granite SR91 Corporation, a California corporation (the "Company").

      The foregoing is a true copy of resolutions adopted by action of the Board of Directors Unanimous Consent Without a Meeting, effective June 30, 1997 and entered into the Minute Book of the Company.

      The action and resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have not been modified or repealed and are now in full force and effect.





Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary

                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of Granite SR91 Corporation, a California corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Articles of Incorporation and Bylaws of the Company previously provided the Bank as Agent under the Prior Credit Agreement have not been amended or modified in any respect

      The Company is in good standing in its jurisdiction of incorporation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.




Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary



      I, David H. Watts, certify that I am the duly elected President and Chief Executive Officer of the Company and that, as of the date hereof, Michael Futch is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.





Dated:  June 30, 1997               /s/ DAVID H. WATTS
                                    -------------------------------
                                    David H. Watts
                                    President and Chief Executive Officer

                               WILCOTT CORPORATION


                                  JUNE 30, 1997


      WHEREAS, Granite Construction Incorporated (the "Company"), the owner of Wilcott Corporation (the "Guarantor"), requires financing in the ordinary course of business for working capital and other general corporate purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned to them in the Credit Agreement as defined below), have offered to make such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain Credit Agreement proposed between the Company, Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"), and the Banks party thereto, to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, "Credit Agreement"), and in the other documents contemplated therein (the "Loan Documents"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and to be jointly and severally guaranteed by the Guarantor and certain other guarantors; and

      WHEREAS, the Board of Directors of the Guarantor have determined after analysis and discussion that it is in the best interests of the Guarantor to induce the Banks to make and continue such financing to the Company pursuant to the Credit Agreement and other Loan Documents by the Guarantor's guaranty of the obligations of the Company contained in that certain joint and several Guaranty proposed by the Guarantor and the other subsidiaries of the Company party thereto in favor of each Lender Party (as defined therein) to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Guaranty");

      NOW, THEREFORE, BE IT RESOLVED that the Guarantor be, and hereby is, authorized and empowered to enter into and deliver the Guaranty and other Loan Documents (as such terms are defined in the Guaranty) to which the Guarantor will or may be a party, together with all changes therein and supplements, modifications, amendments and restatements thereof approved by an executive officer of the Guarantor as hereinafter provided, and to take any and all other actions that may be necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the Company's obligations under the Guaranty and other Loan Documents, as and when due or in advance thereof, to otherwise carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer of the Guarantor be, and each of those executive officers hereby is, authorized and directed in the name and on behalf of the Guarantor to negotiate, execute and deliver to the Lender Parties the Guaranty and other Loan Documents, incorporating such changes therein as the executive officer signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's approval thereof;

      RESOLVED FURTHER, that those and other appropriate officers of the Guarantor be, and each of them hereby is, authorized and directed in the name and on behalf of the Guarantor to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements, and other documents and communications, and to take or omit such other actions as each of them in his or her sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is or may become party, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these Resolutions;

      RESOLVED FURTHER, that the Lender Parties shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an executive officer of the Guarantor in the most recent Certificate of the Guarantor's Assistant Secretary delivered to the Agent until such time as the Agent shall have received express written notice to the contrary from an executive officer of the Guarantor;

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is a party as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, and the actions of officers of the Guarantor so taken or omitted, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in the Bylaws of the Guarantor or any other resolution of the Board of Directors of the Guarantor.


                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of Wilcott Corporation, a Colorado corporation (the "Company").

      The foregoing is a true copy of resolutions adopted by action of the Board of Directors by Unanimous Consent Without a Meeting, effective June 30, 1997 and entered into the Minute Book of the Company.

      The action and resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have not been modified or repealed and are now in full force and effect.



Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary

                            CERTIFICATE OF SECRETARY



I certify that:

      I am the duly elected and qualified Secretary of Wilcott Corporation, a Colorado corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Articles of Incorporation and Bylaws of the Company previously provided the Bank as Agent under the Prior Credit Agreement have not been amended or modified in any respect.

      The Company is in good standing in its jurisdiction of incorporation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.




Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary



      I, David H. Watts, certify that I am the duly elected President and Chief Executive Officer of the Company and that, as of the date hereof, Michael Futch is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.




Dated: June 30, 1997                /s/ DAVID H. WATTS
                                    -------------------------------
                                    David H. Watts
                                    President and Chief Executive Officer

                             DESERT AGGREGATES, INC.


                                  JUNE 30, 1997


      WHEREAS, Granite Construction Incorporated (the "Company"), the owner of Desert Aggregates, Inc. (the "Guarantor"), requires financing in the ordinary course of business for working capital and other general corporate purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned to them in the Credit Agreement, as defined below), have offered to make such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain Credit Agreement proposed between the Company, Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"), and the Banks party thereto, to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Credit Agreement"), and in the other documents contemplated therein (the "Loan Documents"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and to be jointly and severally guaranteed by the Guarantor and certain other guarantors; and

      WHEREAS, the Board of Directors of the Guarantor have determined after analysis and discussion that it is in the best interests of the Guarantor to induce the Banks to make and continue such financing to the Company pursuant to the Credit Agreement and other Loan Documents by the Guarantor's guaranty of the obligations of the Company contained in that certain joint and several Guaranty proposed by the Guarantor and the other subsidiaries of the Company party thereto in favor of each Lender Party (as defined therein) to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the ("Guaranty");

      NOW, THEREFORE, BE IT RESOLVED that the Guarantor be, and hereby is, authorized and empowered to enter into and deliver the Guaranty and other Loan Documents (as such terms are defined in the Guaranty) to which the Guarantor will or may be a party, together with all changes; therein and supplements modifications, amendments and restatements thereof approved by an executive officer of the Guarantor as hereinafter provided, and to take any and all other actions that may be necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the Company's obligations under the Guaranty and other Loan Documents, as and when due or in advance thereof, to otherwise carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer of the Guarantor be, and each of those executive officers hereby is, authorized and directed in the name and on behalf of the Guarantor to negotiate, execute and deliver to the Lender Parties the Guaranty and other Loan Documents, incorporating such changes therein as the executive officer signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's approval thereof;

      RESOLVED FURTHER, that those and other appropriate officers of the Guarantor be, and each of them hereby is, authorized and directed in the name and on behalf of the Guarantor to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements, and other documents and communications, and to take or omit such other actions as each of them in his or her sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is or may become party, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these Resolutions;

      RESOLVED FURTHER, that the Lender Parties shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an executive officer of the Guarantor in the most recent Certificate of the Guarantor's Secretary delivered to the Agent until such time as the Agent shall have received express written notice to the contrary from an executive officer of the Guarantor;

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is a party as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, and the actions of officers of me Guarantor so taken or omitted, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in the Bylaws of the Guarantor or any other resolution of the Board of Directors of the Guarantor.


                            CERTIFICATE OF SECRETARY



      I certify that:

      I am the duly elected and qualified Secretary of Desert Aggregates, Inc., a California corporation (the "Company").

      The foregoing is a true copy of resolutions adopted by action of me Board of Directors by Unanimous Consent Without a Meeting, effective June 30, 1997 and entered into the Minute Book of the Company.

      The action and resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have not been modified or repealed and are now in full force and effect.





Dated:  June 30, 1997               /s/ MICHAEL L. THOMAS
                                    -------------------------------
                                    Michael L. Thomas
                                    Secretary

                            CERTIFICATE OF SECRETARY



      I certify that:

      I am the duly elected and qualified Secretary of Desert Aggregates, Inc., a California corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Articles of Incorporation and Bylaws of the Company previously provided the Bank as Agent under the Prior Credit Agreement have not been amended or modified in any respect.

      The Company is in good standing in its jurisdiction of incorporation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.




Dated:  June 30, 1997               /s/ MICHAEL L. THOMAS
                                    -------------------------------
                                    Michael L. Thomas
                                    Secretary



      I, Kathleen Kenan, certify that I am the duly elected Assistant Secretary of the Company and that, as of the date hereof, Michael L. Thomas is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.




Dated:  June 30, 1997               /s/ KATHLEEN KENAN
                                    -------------------------------
                                    Kathleen Kenan
                                    Assistant Secretary

                                 G.G. & R., INC.


                                  JUNE 30, 1997


      WHEREAS, Granite Construction Incorporated (the "Company"), the owner of G.G. & R., INC. (the "Guarantor"), requires financing in the ordinary course of business for working capital and other general corporate purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned to them in the Credit Agreement, as defined below), have offered to make such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain Credit Agreement proposed between the Company, Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"), and the Banns party thereto, to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Credit Agreement"), and in the other documents contemplated therein (the "Loan Documents"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and to be jointly and severally guaranteed by the Guarantor and certain other guarantors; and

      WHEREAS, the Board of Directors of the Guarantor have determined after analysis and discussion that it is in the best interests of the Guarantor to induce the Banks to make and continue such financing to the Company pursuant to the Credit Agreement and other Loan Documents by the Guarantor's guaranty of the obligations of the Company contained in that certain joint and several Guaranty proposed by the Guarantor and the other subsidiaries of the Company party thereto in favor of each Lender Party (as defined therein) to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Guaranty");

      NOW, THEREFORE, BE IT RESOLVED that the Guarantor be, and hereby in authorized and empowered to enter into and deliver the Guaranty and other Loan Documents (as such terms are defined in the Guaranty) to which the Guarantor will or may be a party, together with all changes therein and supplements, modifications, amendments and restatements thereof approved by an executive officer of the Guarantor as hereinafter provided, and to take any and all other actions that may be necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the Company's obligations under the Guaranty and other Loan Documents, as and when due or in advance thereof, to otherwise carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer of the Guarantor be, and each of those executive officers hereby is, authorized and directed in the name and on behalf of the Guarantor to negotiate, execute and deliver to the Lender Parties the Guaranty and other Loan Documents, incorporating such changes therein as the executive officer signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's approval thereof;

      RESOLVED FURTHER, that those and other appropriate officers of the Guarantor be, and each of them hereby is authorized and directed in the name and on behalf of the Guarantor to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements, and other documents and communications, and to take or omit such other actions as each of them in his or her sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is or may become party, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these Resolutions;

      RESOLVED FURTHER, that the Lender Parties shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an executive officer of the Guarantor in the most recent Certificate of the Guarantor's Assistant Secretary delivered to the Agent until such time as the Agent shall have received express written notice to the contrary from an executive officer of the Guarantor;

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is a party as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, and the actions of officers of the Guarantor so taken or omitted, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in the Bylaws of the Guarantor or any other resolution of the Board of Directors of the Guarantor.


                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of G.G. & R., Inc., a Utah corporation (the "Company").

      The foregoing is a true copy of resolutions adopted by action of the Board of Directors by Unanimous Consent Without a Meeting, effective June 30, 1997 and entered into the Minute Book of the Company.

      The action and resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have not been modified or repealed and are now in full force and effect.



Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary

                            CERTIFICATE OF SECRETARY


I certify that:

      I am the duly elected and qualified Secretary of G. G. & R., Inc., a Utah corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Articles of Incorporation and Bylaws of the Company previously provided the Bank as Agent under the Prior Credit Agreement have not been amended or modified in any respect.

The Company is in good standing in its jurisdiction of incorporation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.




Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary




      I, David H. Watts, certify that I am the duly elected President and Chief Executive Officer of the Company and that, as of the date hereof, Michael Futch is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.




Dated:  June 30, 1997               /s/ DAVID H. WATTS
                                    -------------------------------
                                    David H. Watts
                                    President and Chief Executive Officer

                         INTERMOUNTAIN SLURRY SEAL, INC.


                                  JUNE 30, 1997


      WHEREAS, Granite Construction Incorporated (the "Company"), the owner of Intermountain Slurry Seal, Inc. (the "Guarantor"), requires financing in the ordinary course of business for working capital and other general corporate purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned to them in the Credit Agreement, as defined below), have offered to make such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain Credit Agreement proposed between the Company, Bank of America National Trust and Savings Association, as agent for the Banks, (the "Agent"), and the Banks party thereto, to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Credit Agreement"), and in the other documents contemplated therein (the "Loan Documents"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and to be jointly and severally guaranteed by the Guarantor and certain other guarantors; and

      WHEREAS, the Board of Directors of the Guarantor have determined after analysis and discussion that it is in the best interests of the Guarantor to induce the Banks to make and continue such financing to the Company pursuant to the Credit Agreement and other Loan Documents by the Guarantor's guaranty of the obligations of the Company contained in that certain joint and several Guaranty proposed by the Guarantor and the other subsidiaries of the Company party thereto in favor of each Lender Party (as defined therein) to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Guaranty");

      NOW, THEREFORE, BE IT RESOLVED that the Guarantor be, and hereby is, authorized and empowered to enter into and deliver the Guaranty and other Loan Documents (as such terms are defined in the Guaranty) to which the Guarantor will or may be a party, together with all changes therein and supplements, modifications, amendments and restatements thereof approved by an executive officer or an authorized representative of the Guarantor as hereinafter provided, and to take any and all other actions that may be necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the Company's obligations under the Guaranty and other Loan Documents, as and when due or in advance thereof, to otherwise carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer be, and each of those executive officers and authorized representatives hereby is, authorized and directed in the name and on behalf of the Guarantor to negotiate, execute and deliver to the Lender Parties the Guaranty and other Loan Documents, incorporating such changes therein as the executive officer or authorized representative signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer or authorized representative signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's or authorized representative's approval thereof;

      RESOLVED FURTHER, that those and other appropriate officers and authorized representatives of the Guarantor, be, and each of them hereby is, authorized and directed in the name and on behalf of the Guarantor to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements,, and other documents and communications, and to take or omit such other actions as each of them in his or her sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of me turns and provisions of the Guaranty and other Loan Documents to which the Guarantor is or may become party, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these Resolutions;

      RESOLVED FURTHER, that the Lender Parties shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an executive officer of the Guarantor in the most recent Certificate of the Guarantor's Assistant Secretary delivered to the Agent until such time as the Agent shall have received express written notice to the contrary from an executive officer of the Guarantor;

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is a party as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, and the actions of officers of the Guarantor so taken or omitted, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in the Bylaws of the Guarantor or any other resolution of the Board of Directors of the Guarantor.


                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of Intermountain Slurry Seal, Inc., a Utah corporation (the "Company").

      The foregoing is a true copy of resolutions adopted by action of the Board of Directors by Unanimous Consent Without a Meeting, effective June 30, 1997 and entered into the Minute Book of the Company.

      The action and resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have not been modified or repealed and are now in full force and effect.




Dated:  June 30, 1997               /s/ MICHAEL L. THOMAS
                                    -------------------------------
                                    Michael L. Thomas
                                    Secretary

                            CERTIFICATE OF SECRETARY



      I certify that:

      I am the duly elected and qualified Secretary of Intermountain Slurry Seal, Inc., a Utah corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Articles of Incorporation and Bylaws of the Company previously provided the Bank as Agent under the Prior Credit Agreement have not been amended or modified in any respect.

      The Company is in good standing in its jurisdiction of incorporation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.





Dated:  June 30, 1997               /s/ MICHAEL L. THOMAS
                                    -------------------------------
                                    Michael L. Thomas
                                    Secretary



      I, Kathleen Kenan, certify that I am the duly elected Assistant Secretary of the Company and that, as of the date hereof, Michael L. Thomas is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.





Dated:  June 30, 1997               /s/ KATHLEEN KENAN
                                    -------------------------------
                                    Kathleen Kenan
                                    Assistant Secretary

                             BEAR RIVER CONTRACTORS


                                  JUNE 30, 1997


      WHEREAS, Granite Construction Incorporated (the "Company"), the owner of Bear River Contractors (the "Guarantor") requires financing in the ordinary course of business for working capital and other general corporate purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned to them in the Credit Agreement, as defined below), have offered to make such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain Credit Agreement proposed between the Company, Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"), and the Banks party thereto, to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Credit Agreement"), and in the other documents contemplated therein (the "Loan Documents"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and to be jointly and severally guaranteed by the Guarantor and certain other guarantors; and

      WHEREAS, the Board of Directors of the Guarantor has determined after analysis and discussion that it is in the best interests of the Guarantor to induce the Banks to make and continue such financing to the Company pursuant to the Credit Agreement and other Loan Documents by the Guarantor's guaranty of the obligations of the Company contained in that certain joint and several Guaranty proposed by the Guarantor and the other subsidiaries of the Company party thereto in favor of each Lender Party (as defined therein) to be dated on or about June 30, 1997 (as the same may to supplemented, modified, amended or restated from time to time in the manner provided therein, the "Guaranty");

      NOW, THEREFORE, BE IT RESOLVED that the Guarantor be, and hereby is, authorized and empowered to enter into and deliver the Guaranty and other Loan Documents (as such terms are defined in the Guaranty) to which the Guarantor will or may be a party, together with all changes therein and supplements, modifications, amendments and restatements thereof approved by an executive officer or an authorized representative of the Guarantor as hereinafter provided, and to take any and all other actions that may be necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the Company's obligations under the Guaranty and other Loan Documents, as and when due or in advance thereof, to otherwise carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and each of those executive officers and authorized representatives hereby is, authorized and directed in the name and on behalf of the Guarantor to negotiate, execute and deliver to the Lender Parties the Guaranty and other Loan Documents, incorporating such changes therein as the executive officer or authorized representative signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer or authorized representative signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's or authorized representative's approval thereof;

      RESOLVED FURTHER, that those and other appropriate officers or authorized representatives of the Guarantor be, and each of them hereby is, authorized and directed in the name and on behalf of the Guarantor to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments notices, requests, statements, and other documents and communications, and to take or omit such other actions as each. of them in his or her sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is or may become party, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these Resolutions;

      RESOLVED FURTHER, that the Lender Parties shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an executive officer of the Guarantor in the most recent Certificate of the Guarantor's Assistant Secretary delivered to the Agent until such time as the Agent shall have received express written notice to the contrary from an executive officer of the Guarantor;

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is a party as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, and the actions of officers of the Guarantor so taken or omitted, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in the Bylaws of the Guarantor or any other resolution of the Board of Directors of the Guarantor.

                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of Bear River Contractors, a Wyoming corporation (the "Company").

      The foregoing is a true copy of resolutions adopted by action of the Board of Directors by Unanimous Consent Without a Meeting, effective June 30, 1997 and entered into the Minute Book of the Company.

      The action and resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have not been modified or repealed and are now in full force and effect.





Dated:  June 30, 1997               /s/ MICHAEL L. THOMAS
                                    -------------------------------
                                    Michael L. Thomas
                                    Secretary

                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of Bear River Contractors, a Wyoming corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Articles of Incorporation and Bylaws of the Company previously provided the Bank as Agent under the Prior Credit Agreement have not been amended or modified in any respect.

      The Company is in good standing in its jurisdiction of incorporation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.





Dated:  June 30, 1997               /s/ MICHAEL L. THOMAS
                                    -------------------------------
                                    Michael L. Thomas
                                    Secretary



      I Kathleen Kenan, certify that I am the duly elected Assistant Secretary of the Company and that, as of the date hereof, Michael L. Thomas is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.





Dated:  June 30, 1997               /s/ KATHLEEN KENAN
                                    -------------------------------
                                    Kathleen Kenan
                                    Assistant Secretary

                       POZZOLAN PRODUCTS COMPANY (P.P.C.)


                                  JUNE 30, 1997


      WHEREAS, Granite Construction Incorporated (the "Company"), the owner of Pozzolan Products Company (P.P.C.) (the "Guarantor"), requires financing in the ordinary course of business for working capital and other general corporate purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned td them in the Credit Agreement, as defined below), have offered to make such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain in that certain Credit Agreement proposed between the Company, Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"), and the Banks party thereto, to be dated on or about June 30, 1997, (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Credit Agreement"), and in the other documents contemplated therein (the "Loan Documents"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and to be jointly and severally guaranteed by the Guarantor and certain other guarantors; and

      WHEREAS, the Board of Directors of the Guarantor have determined after analysis and discussion that it is in the best interests of the Guarantor to induce the Banks to make and continue such financing to the Company pursuant to the Credit Agreement and other Loan Documents by the Guarantor's guaranty of the obligations of the Company contained in that certain joint and several Guaranty proposed by the Guarantor and the other subsidiaries of the Company party thereto in favor of each Lender Party (as defined therein) to be dated on or about June 30, 1997 (as the same may to supplemented, modified, amended or restated from time to time in the manner provided therein, the "Guaranty" );

      NOW, THEREFORE, BE IT RESOLVED that the Guarantor be, and hereby is, authorized and empowered to enter into and deliver the Guaranty and other Loan Documents (as such terms are defined in the Guaranty) to which the Guarantor will or may be a party, together with all changes therein and supplements, modifications, amendments and restatements thereof approved by an executive officer or an authorized representative of the Guarantor as hereinafter provided, and to take any and all other actions that may be necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the Company's obligations under the Guaranty and other Loan Documents, as and when due or in advance thereof, to otherwise carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer be, and each of those executive officers and authorized representatives hereby is, authorized and directed in the name and on behalf of the Guarantor to negotiate, execute and deliver to the Lender Parties the Guaranty and other Loan Documents, incorporating such changes therein as the executive officer or authorized representative signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer or authorized representative signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's or authorized representative's approval thereof,

      RESOLVED FURTHER, that those and other appropriate officers and authorized representatives of the Guarantor be, and each of them hereby is, authorized and directed in the name and on behalf of the Guarantor to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements, and other documents and communications, and to take or omit such other actions as each of them in his or her sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is or may become party, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof these Resolutions;

      RESOLVED FURTHER, that the Lender Parties shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an executive officer of the Guarantor in the most recent Certificate of the Guarantor's Assistant Secretary delivered to the Agent until such time as the Agent shall have received express written notice to the contrary form an executive officer of the Guarantor;

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is a party as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, and the actions of officers of the Guarantor so taken or omitted, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in the Bylaws of the Guarantor or any other resolution of the Board of Directors of the Guarantor.


                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of Pozzolan Products Company, a Utah corporation (the "Company").

      The foregoing is a true copy of resolutions adopted by action of the Board of Directors by Unanimous Consent Without a Meeting, effective June 30, 1997 and entered into the Minute Book of the Company.

      The action and resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have not been modified or repealed and are now in full force and effect.





Dated:  June 30, 1997               /s/ MICHAEL L. THOMAS
                                    -------------------------------
                                    Michael L. Thomas
                                    Secretary

                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of Pozzolan Products Company
(PPC), a Utah corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Articles of Incorporation and Bylaws of the Company previously provided the Bank as Agent under the Prior Credit Agreement have not been amended or modified in any respect

      The Company is in good standing in its jurisdiction of incorporation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.





Dated:  June 30, 1997               /s/ MICHAEL L. THOMAS
                                    -------------------------------
                                    Michael L. Thomas
                                    Secretary


      I, Kathleen Kenan, certify that I am the duly elected Assistant Secretary of the Company and that, as of the date hereof, Michael L. Thomas is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.





Dated:  June 30, 1997               /s/ KATHLEEN KENAN
                                    -------------------------------
                                    Kathleen Kenan
                                    Assistant Secretary

                                GILC INCORPORATED


                                  JUNE 30, 1997


      WHEREAS, Granite Construction Incorporated (the "Company"), the owner of GILC Incorporated (the "Guarantor"), requires financing in the ordinary course of business for working capital and other general corporate, purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned to them in the Credit Agreement as defined below), have offered to make such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain Credit Agreement proposed between the Company, Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"), and the Banks party thereto, to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Credit Agreement"), and in the other documents contemplated therein (the "Loan Documents"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and to be jointly and severally guaranteed by the Guarantor and certain other guarantors; and

      WHEREAS, the Board of Directors of the Guarantor has determined after analysis and discussion that it is in the best interests of the Guarantor to induce the Banks to make and continue such financing to the Company pursuant to the Credit Agreement and other Loan Documents by the Guarantor's guaranty of the obligations of the Company contained in that certain joint and several Guaranty proposed by the Guarantor and the other subsidiaries of the Company party thereto in favor of each Lender Party (as defined therein) to be dated on or about June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Guaranty");

      NOW, THEREFORE, BE IT RESOLVED that the Guarantor be, and hereby is, authorized and empowered to enter into and deliver the Guaranty and other Loan Documents (as such terms are defined in the Guaranty) to which the Guarantor will or may be a party, together with all changes therein and supplements, modifications, amendments and restatements thereof approved by an executive officer of the Guarantor as hereinafter provided, and to take any and all other actions that may be necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the Company's obligations under the Guaranty and other Loan Documents, as and when due or in advance thereof, to otherwise carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President the Secretary, any Assistant Secretary or the Treasurer of the Guarantor be, and each of those executive officers hereby is, authorized and directed in the name and on behalf of the Guarantor to negotiate, execute and deliver to the Lender Parties the Guaranty and other Loan Documents, incorporating such changes therein as the executive officer signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's approval thereof,

      RESOLVED FURTHER, that those and other appropriate officers of the Guarantor be, and each of them hereby is, authorized and directed in the name and on behalf of the Guarantor to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements, and other documents and communications, and to take or omit such other actions as each of them in his or her sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is or may become party, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these Resolutions;

      RESOLVED FURTHER, that the Lender Parties shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an executive officer of the Guarantor in the most recent Certificate of the Guarantor's Assistant Secretary delivered to the Agent until such time as the Agent shall have received express written notice to the contrary from an executive officer of the Guarantor;

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is a party as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, and the actions of offices of the Guarantor so taken or omitted, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in the Bylaws of the Guarantor or any other resolution of the Board of Directors of the Guarantor.


                            CERTIFICATE OF SECRETARY



      I certify that:

      I am the duly elected and qualified Secretary of GILC Incorporated, a California corporation (the "Company").

      The foregoing is a true copy of resolutions adopted by action of the Board of Directors by Unanimous Consent Without a Meeting, effective June 30, 1997 and entered into the Minute Book of the Company.

      The action and resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have not been modified or repealed and are now in full force and effect.





Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary

                            CERTIFICATE OF SECRETARY



      I certify that:

      I am the duly elected and qualified Secretary of GILC Incorporated, a California corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Articles of Incorporation and Bylaws of the Company previously provided the Bank as Agent under the Prior Credit Agreement have not been amended or modified in any respect.

      The Company is in good standing in its jurisdiction of incorporation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.





Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary



      I, David R. Grazian, certify that I am the duly elected Vice President and Assistant Secretary of the Company and that, as of the date hereof, Michael Futch is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.





Dated:  June 30, 1997               /s/ DAVID R. GRAZIAN
                                    -------------------------------
                                    David R. Grazian
                                    Vice President and Assistant Secretary

                                GILC INCORPORATED


                                  JULY 30, 1997


      WHEREAS, Granite Construction Incorporated (the "Company") is the sole owner of GILC Incorporated (the "General Partner"), General Partner is the sole general partner of GILC, L.P. (the "Guarantor"), and the Company requires financing in the ordinary course of business for working capital and other general corporate purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned to them in the Credit Agreement, as defined below), have made such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain Credit Agreement between the Company, Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"), and the Banks party thereto, dated as of June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Credit Agreement"), and in the other documents contemplated therein (the "Loan Documents"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and to be jointly and severally guaranteed by the Guarantor and certain other guarantors; and

      WHEREAS, the Board of Directors of the General Partner has determined after analysis and discussion that it is in the best interests of the Guarantor to require the Banks to continue such financing to the Company pursuant to the Credit Agreement and other Loan Documents by the Guarantor's guaranty of the obligations of the Company contained in that certain joint and several guaranty in favor of each Lender Party (as defined therein) dated as of July 30, 1997 (as the same may be supplemented, modified, amended or restated from time to lime in the manner provided therein, the "Guaranty");

      NOW, THEREFORE, BE IT RESOLVED that any officer of the General Partner be, and hereby is, authorized and empowered to enter into and deliver the Guaranty and other Loan Documents (as such terms are defined in the Guaranty) to which the Guarantor will or may be a party, together with all changes therein and supplements, modifications, amendments and restatements thereof approved by any officer of the Guarantor as hereinafter provided, and to take any and all other actions that may be necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the Company's obligations under the Guaranty and other Loan Documents, as and when due or in advance thereof, to otherwise carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer of the General Partner be, and each of those executive officers hereby is, authorized and directed in the name and on behalf of the General Partner as the sole general partner of the Guarantor to negotiate, execute and deliver to the Lender Parties the Guaranty and other Loan Documents, incorporating such changes therein as the executive officer signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's approval thereof;

      RESOLVED FURTHER, that those and other appropriate officers of the General Partner be, and each of them hereby is, authorized and directed in the name and on behalf of the General Partner as the sole general partner of the Guarantor to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements, and other documents and communications, and to take or omit such other actions as each of them in his or her sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is or may become party, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these Resolutions;

      RESOLVED FURTHER, that the Lender Parties shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an officer of the General Partner in the most recent Incumbency Certificate delivered to the Agent until such time as the Agent shall have received, express written notice to the contrary from any officer of the General Partner; and

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is a party as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, and the actions of the sole general partner of the Guarantor so taken or omitted, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in the Agreement of Limited Partnership of the Guarantor or any other resolution of the Board of Directors of the General Partner.


                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of GILC Incorporated, a California corporation (the "Company").

      The foregoing is a true copy of resolutions adopted by action of the Board of Directors by Unanimous Consent Without a Meeting, effective June 30, 1997 and entered into the Minute Book of the Company.

      The action and resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have not been modified or repealed and are now in full force and effect.



Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary

                            CERTIFICATE OF SECRETARY



      I certify that:

      I am the duly elected and qualified Secretary of GILC Incorporated, a California corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Agreement of Limited Partnership of GILC, L.P. previously provided the Bank as Agent under the Prior Credit Agreement has not been amended or modified in any respect.

      The Company and GILC, L.P. are in good standing in their jurisdictions of incorporation and formation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.





Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary



      I, David R. Grazian, certify that I am the duly elected Vice President and Assistant Secretary of the Company and that, as of the date hereof, Michael Futch is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.





Dated:  June 30, 1997               /s/ DAVID R. GRAZIAN
                                    -------------------------------
                                    David R. Grazian
                                    Vice President and Assistant Secretary

                            GRANITE SR91 CORPORATION


                                  JULY 30, 1997


      WHEREAS, Granite Construction Incorporated (the "Company") is the sole owner of Granite SR91 Corporation (the "General Partner"), General Partner is the sole general partner of Granite SR91 L.P. (the "Guarantor"), and the Company requires financing in the ordinary course of business for working capital and other general corporate purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned to them in the Credit Agreement, as defined below), have made such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain Credit Agreement between the Company, Bank of America National Trust and Savings for the Banks (the "Agent"), and the Banks party thereto, dated as of June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Credit Agreement"), and in the other documents contemplated therein (the "Loan Documents"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and to be jointly and severally guaranteed by the Guarantor and certain other guarantors;

      WHEREAS, the Board of Directors of the General Partner has determined after analysis and discussion that it is in the best interests of the Guarantor to require the Banks to continue such financing to the Company pursuant to the Credit Agreement and other Loan Documents by the Guarantor's guaranty of the obligations of the Company contained in that certain joint and several guaranty in favor of each Lender Party (as defined therein) dated as of July 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Guaranty");

      NOW, THEREFORE, BE IT RESOLVED that any officer of the General Partner be, and hereby is, authorized and empowered to enter into and deliver the Guaranty and other Loan Documents (as such terms are defined in the Guaranty) to which the Guarantor will or may be a party, together with all changes therein and supplements, modifications, amendments and restatements thereof approved by any officer of the Guarantor as hereinafter provided, and to take any and all other actions that may be necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the Company's obligations under the Guaranty and other Loan Documents, as and when due or in advance thereof, to otherwise carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer of the General Partner be, and each of those executive officers hereby is, authorized and directed in the name and on behalf of the General Partner as the sole general partner of the Guarantor to negotiate, execute and deliver to the Lender Parties the Guaranty and other Loan Documents, incorporating such changes therein as the executive officer signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's approval thereof;

      RESOLVED FURTHER, that those and other appropriate officers of the General Partner be, and each of them hereby is, authorized and directed in the name and on behalf of the General Partner as the sole general partner of the Guarantor to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements, and other documents and communications, and to take or omit such other actions as each of them in his or her sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is or may become party, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these Resolutions;

      RESOLVED FURTHER, that the Lender Parties shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an officer of the General Partner in the most recent Incumbency Certificate delivered to the Agent until such time as the Agent shall have received. express written notice to the contrary from any officer of the General Partner;

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Guaranty and other Loan Documents to which the Guarantor is a party as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, and the actions of the sole general partner of the Guarantor so taken or omitted, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in the Agreement of Limited Partnership of the Guarantor or any other resolution of the Board of Directors of the General Partner.


                            CERTIFICATE OF SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of Granite SR91 Corporation, a California corporation (the "Company").

      The foregoing is a true copy of resolutions adopted by action of the Board of Directors by Unanimous Consent Without a Meeting, effective June 30, 1997 and entered into the Minute Book of the Company.

      The action and resolutions are in conformity with the Articles of Incorporation and Bylaws of the Company, have not been modified or repealed and are now in full force and effect.





Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary

                            CERTIFICATE OF SECRETARY



      I certify that:

      I am the duly elected and qualified Secretary of Granite SR91 Corporation, a California corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Limited Partnership Agreement of Granite SR91, L.P. previously provided the Bank as Agent under the Prior Credit Agreement has not been amended or modified in any respect.

      The Company and Granite SR91, L.P., are in good standing in their jurisdictions of incorporation and formation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.





Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary



      I, David H. Watts, certify that I am the duly elected President and Chief Executive Officer of the Company and that, as of the date hereof, Michael Futch is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.





Dated:  June 30, 1997               /s/ DAVID H. WATTS
                                    -------------------------------
                                    David H. Watts
                                    President and Chief Executive Officer

                                    GTC, INC.


                                  JUNE 30, 1997

      WHEREAS, Granite Construction Incorporated, (the "Company") is the sole owner of GTC, Inc. and the Company requires financing in the ordinary course of business for working capital and other general corporate purposes;

      WHEREAS, certain Banks (capitalized terms not defined herein having the meanings assigned to them in the Credit Agreement as defined below), have made such financing available to the Company upon the terms and provisions and subject to the conditions contained in that certain Credit Agreement between the Company, Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"), and the Banks party thereto, dated as of June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Credit Agreement"), and in the other documents contemplated therein (the "Loan Documents"), to be secured under certain circumstances as provided therein by the pledge of certain collateral by the Company and to be jointly and severally guaranteed by the Guarantor and certain other guarantors;

      WHEREAS, the Board of Directors of the Corporation has determined after analysis and discussion that it is in the best interests of the Corporation to require the Banks to continue such financing to the Company pursuant to the Credit Agreement and other Loan Documents by the Corporation's guaranty of the obligations of the Company contained in that certain joint and several guaranty in favor of each Lender Party (as defined therein) dated as of June 30, 1997 (as the same may be supplemented, modified, amended or restated from time to time in the manner provided therein, the "Guaranty");

      NOW, THEREFORE, BE IT RESOLVED that any officer of the Corporation be, and hereby is, authorized and empowered to enter into and deliver the Guaranty and other Loan Documents (as such terms are defined in the Guaranty) to which the Corporation will or may be a party, together with all changes therein and supplements, modifications, amendments and restatements thereof approved by any officer of the Corporation as hereinafter provided, and to take any and all other actions that may be necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the Company's obligations under the Guaranty and other Loan Documents, as and when due or in advance thereof, to otherwise carry out the intent or purposes thereof or of these resolutions;

      RESOLVED FURTHER, that the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer of the Corporation be, and each of those executive officers hereby is, authorized and directed in the name and on behalf of the Corporation to negotiate, execute and deliver to the Lender Parties the Guaranty and other Loan Documents, incorporating such changes therein as the executive officer signing the same may approve, and from time to time thereafter to negotiate, execute and deliver such supplements, extensions, modifications, amendments or restatements thereof as the executive officer signing the same may approve as necessary or desirable to carry out the intent or purposes thereof or of these Resolutions, with the execution of any of the foregoing being conclusive evidence of the signing officer's approval thereof;

      RESOLVED FURTHER, that those and other appropriate officers of the Corporation, and each of them hereby is, authorized and directed in the name and on behalf of the Corporation to do and perform any and all such other acts and things, to sign or make such other agreements, certificates, instruments, notices, requests, statements, and other documents and communications, and to take or omit such other actions as each of them in his or her sole discretion may deem necessary or desirable in order to perform or otherwise satisfy, in whole or in part, any and all of the terms and provisions of the Guaranty and other Loan Documents to which the Corporation is or may become party, as and when due or in advance thereof, to consummate the transactions contemplated therein or to carry out the intent or purposes thereof or of these Resolutions;

      RESOLVED FURTHER, that the Lender Parties shall be entitled to rely upon any action taken or omitted or any agreement, certificate, instrument, notice, request, statement or other document or communication signed or made by any person listed as an officer of the Corporation in the most recent Incumbency Certificate delivered to the Agent until such time as the Agent shall have received express written notice to the contrary from any officer of the Corporation;

      RESOLVED FURTHER, that the representations, warranties, covenants and other terms and provisions of the Guaranty and other Loan Documents to which the Corporation is a party as so executed and delivered, and as so supplemented, modified, amended and restated from time to time, hereby are all authorized, approved and ratified in all respects, notwithstanding anything to the contrary contained in any other resolution of the Board of Directors of the Corporation.


                          CERTIFICATE OF THE SECRETARY


      I certify that:

      I am the duly elected and qualified Secretary of GTC, Inc., a Texas corporation.

      The foregoing is a true copy of resolutions adopted by action of the Board of Directors by Unanimous Written Consent effective December 30, 1997 and entered in the Minute Book of the Corporation.

      The action is in conformity with the Articles of Incorporation and Bylaws of the Corporation, has not been modified or repealed, and is now in full force and effect.


Dated:  June 30, 1997               /s/ Michael Futch
                                    -------------------------------
                                    Michael Futch
                                    Secretary

                            CERTIFICATE OF SECRETARY



I certify that:

      I am the duly elected and qualified Secretary of GTC, INC., a Texas corporation (the "Company").

      The officers set forth in the incumbency certificate previously provided to the Agent and the Banks are unchanged.

      The Articles of Incorporation and Bylaws of the Company previously provided the Bank as Agent under the Prior Credit Agreement have not been amended or modified in any respect.

      The Company is in good standing in its jurisdiction of incorporation and in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.





Dated:  June 30, 1997               /s/ MICHAEL FUTCH
                                    -------------------------------
                                    Michael Futch
                                    Secretary


      I, Roxane C. Allbritton, certify that I am the duly elected Vice President and Assistant Secretary of the Company and that, as of the date hereof, Michael Futch is the duly elected Vice President and Secretary of the Company and that his signature above is his genuine signature.





Dated:  June 30, 1997               /s/ ROXANE C. ALLBRITTON
                                    -------------------------------
                                    Roxane C. Allbritton
                                    Vice President and Assistant Secretary

                        Granite Construction Incorporated

                              Officer's Certificate



      The undersigned, William E. Barton, hereby certifies that he is the Chief Financial Officer of Granite Construction Incorporated, a Delaware corporation ("the Company"), and that, as of the date hereof:

      1. This Certificate is being delivered pursuant to subsection 5.01 (d) of the Credit Agreement dated as of June 30, 1997 (the "Credit Agreement"), entered into by and among the Company, Bank of America National Trust and Savings Association, as agent for itself and the Banks (the "Agent"), and the several financial institutions from time to time party thereto (collectively, the "Banks"). The terms used in this Certificate and not otherwise defined herein have the respective meanings ascribed to them in the Credit Agreement;

      2.    The representations and warranties of the Company contained in
            Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date;

      3. No Default or Event of Default exists or would result from the Borrowing made on the Closing Date; and

      4.    There has occurred since December 31, 1996 no Material Adverse
            Effect.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate in the name and on behalf of the Company as of June 30, 1997.

                                    GRANITE CONSTRUCTION INCORPORATED



                                    /s/ WILLIAM E. BARTON
                                    -------------------------------
                                    William E. Barton
                                    Chief Financial Officer

                                                                         GRANITE
                                                                    CONSTRUCTION
                                                              COMPANY SINCE 1922



                                  June 30, 1997



                                                                  1070405-901700



Bank of America National Trust and Savings Association, for itself and as Agent for the Banks from time to time party to the Credit Agreement referred to below
555 California Street, 41st Floor
Credit Products 3838
San Francisco, CA 94104

Ladies and Gentlemen:

      I have acted as counsel for Granite Construction Incorporated, a Delaware corporation ("Borrower"), in connection with that certain Credit Agreement dated as of June 30, 1997 including Exhibits and Schedules (the "Credit Agreement"), by and among Borrower, the several financial institutions parties to the Credit Agreement (the "Banks") and Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent") and as issuing bank. I have also represented each of Granite Construction Company, a California corporation ("GCC"), Granite SR91 Corporation, a California corporation ("SR91 "), Wilcott Corporation, a Colorado corporation ("Wilcott"), Desert Aggregates, Inc., a California corporation ("Desert"), G.G. & R., Inc., a Utah corporation ("G.G. & R."), Intermountain Slurry Seal, Inc., a Utah corporation ("Intermountain"), Bear River Contractors, a Wyoming corporation ("Bear River"), Pozzolan Products Company ("P.P.C."), a Utah corporation ("Pozzolan"), GTC, Inc., a Texas corporation ("GTC"), GILC, L.P., a California limited partnership ("GILC, L.P."), SR91, L.P., a California limited partnership ("SR91, L.P.") and GILC Incorporated, a California corporation ("GILC", and together with GCC, SR91, Desert, Wilcott, G.G. & R., Intermountain, Bear River, GILC, L.P., SR91, L.P., Pozzolan and GTC, the "Subsidiaries"), each of which is a direct or indirect wholly owned subsidiary of Borrower, in connection with the Guaranty given by each of the Subsidiaries in favor of the Agent for the benefit of Banks guaranteeing the obligations of Borrower under the Credit


                                                    Box 50085
                                                    Watsonville, CA 95077-5085
                                                    Phone 408/724-1011
                                                    FAX 408/722-9657

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 2


Agreement. I am rendering this opinion pursuant to subsection 5.01 (c) of the Credit Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

      As used herein, the term "Loan Documents" shall mean the Credit Agreement and the Guaranty.

      I am admitted to practice law only in the State of California, and I express no opinion concerning any law other than the law of the State of California, the Delaware General Corporation law, the law of the United States of America, and, to the extent necessary to render my opinion in paragraphs l(b), l(d), l(e), l(f), the second sentence of paragraph 3 and paragraphs 5(d), 6 and 8, the Colorado Corporations Code, the Utah Revised Business Corporations Act, the Wyoming Business Corporations Act and the Texas Business Corporation Act. In so far as the opinions contained herein purport to relate to the Delaware General Corporation Law, the Colorado Corporations Code, the Utah Revised Business Corporations Act, the Wyoming Business Corporations Act and the Texas Business Corporation Act (collectively, the "Laws"), I have relied on such Laws as reported in standard compilations.

      In rendering this Opinion, I have assumed the genuineness and authenticity of all signatures (other than that of Borrower and each Subsidiary) on original documents; the authenticity of all documents submitted to me as originals; the conformity of originals to all documents submitted to me as copies; the accuracy, completeness and authenticity of certificates of public officials; the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by Borrower of the Credit Agreement and by each Subsidiary of the Guaranty) where authorization, execution and delivery are prerequisites to the effectiveness of such documents; the power and authority of the Banks to enter into and perform their obligations under the Loan Documents; that the Banks are duly qualified in the State of California to do business of the type contemplated by the Loan Documents; that each of the Banks qualifies for the exemption from the otherwise applicable interest rate limitations of California law for loans or forbearances by, as the case may be, (i) national banks provided by Article XV, Section 1 of the California Constitution or (ii) certain "foreign (other nation) banks" provided by California Financial Code
Section 1716 or (iii) state banks provided by Article XV, Section 1 of the California Constitution; that all loans under the Credit Agreement will be made by the Banks for their own accounts or for the account of another person or entity that qualifies for an exemption from the interest rate limitations of California law, and there is no present agreement or plan, express or implied, on the part of the Banks to sell participations or any other interest in the loans to be made under the Credit Agreement to any person or entity other than a person or entity that also qualifies for an exemption from the interest rate limitations of California law; and with

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 3


respect to matters of fact (as distinguished from matters of law), I also have relied upon and assumed that the representations of the Borrower and each Subsidiary and the other parties set forth in the Loan Documents and any other certificates, instruments or agreements executed in connection therewith or delivered to me are true, correct, complete and not misleading, although to my knowledge the representations of the Borrower and each Subsidiary set forth in the Loan Documents and any such other certificates, instruments and agreements are true, correct, complete and not misleading. I have also assumed that all individuals executing and delivering documents on behalf of the Banks and Agent had the legal capacity to so execute and deliver and that the Loan Documents are obligations binding upon Banks and Agent.

      With respect to my opinions in paragraph 4(c) and 5(c) below, I have relied solely upon copies, supplied to me by the Borrower or a Subsidiary, of each undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement listed in Exhibit A, (i) of the Borrower listed on the Index to Form 10K Exhibits to the Borrower's Annual Report on Form 10K for the fiscal year ending December 31, 1996 and (ii) of the Borrower involving amounts in excess of $50,000,000 to which Borrower or any Subsidiary is a party or by which Borrower or any Subsidiary is bound.

      In rendering my opinion in paragraph 6, I have relied solely on a certificate of good standing from each of the Secretary of State's office of each of the states listed below the Borrower's and each Subsidiary's name on Exhibit B.

      Where I render an opinion "to the best of my knowledge" or concerning an item "known to me" or my opinion otherwise refers to my "knowledge," it is intended to indicate that during the course of my representation of Borrower and the Subsidiaries, no information that would give me current actual knowledge of the inaccuracy of such statement has come to my attention in rendering legal services to Borrower or the Subsidiaries.

      On the basis of the foregoing, in reliance thereon, and with the foregoing qualifications, I am of the opinion that:

      1. (a) Borrower is a corporation, duly incorporated and validly existing under the laws of Delaware and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. (b) Wilcott is a corporation duly incorporated and validly existing under the laws of Colorado and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. (c) Each of GCC, SR91, GILC and Desert is a corporation duly incorporated and

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 4


validly existing under the laws of California and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. (d) Each of G.G. & R., Intermountain, and Pozzolan is a corporation duly incorporated and validly existing under the laws of Utah and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. (e) Bear River is a corporation duly incorporated and validly existing under the laws of Wyoming and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. (f) GTC is a corporation duly incorporated and validly existing under the laws of Texas and has the requisite corporate power and authority to own its property and to conduct the business in which it is currently engaged. (g) GILC, L.P. and SR91, L.P. are California limited partnerships validly existing under the laws of California and each has the requisite partnership power and authority to own its property and to conduct the business in which it is currently engaged.

      2. Borrower (a) has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of the Credit Agreement, and (b) has the corporate power and authority to execute, deliver and perform the Credit Agreement. Each Subsidiary (a) has taken all necessary and appropriate corporate action or partnership action, as applicable, to authorize the execution, delivery and performance of the Guaranty, and (b) has the corporate power or partnership power, as applicable, and authority to execute, deliver and perform the Guaranty.

      3. The Credit Agreement has been duly executed and delivered by the Borrower. The Guaranty has been duly executed and delivered by each of the Subsidiaries. The Credit Agreement constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms. The Guaranty constitutes a legal, valid and binding obligation of each Subsidiary, enforceable against each Subsidiary in accordance with its terms.

      4. The execution, delivery and performance by Borrower of the Credit Agreement do not (a) violate or contravene any injunction, order, writ, judgment, decree, determination or award of any United States or California Governmental Authority as presently in effect applicable to Borrower; (b) conflict with or result in a breach of or constitute a default under the certificate of incorporation and bylaws of Borrower; (c) violate or result in a breach of or constitute any default under any agreements of Borrower set forth in Exhibit A, and, do not result in or require the creation or imposition of any lien on any of Borrower's properties or revenues pursuant to any injunction, order, decree or undertaking as presently in effect or any such agreements of Borrower set forth in Exhibit A; or (d) result in or require the creation or imposition of any lien on any of its properties or revenues pursuant to any provision of any law, rule or regulation as presently in effect.

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 5


      5. The execution, delivery and performance by each Subsidiary of the Guaranty do not (a) violate or contravene any injunction, order, writ judgment, decree, determination or award of any United States or California Governmental Authority as presently in effect applicable to each Subsidiary; (b) conflict with or result in a breach of or constitute a default under the articles/certificates of incorporation and bylaws or partnership agreement, as applicable, of each Subsidiary: (c) violate or result in a breach of or constitute any default under any agreements of each Subsidiary set forth in Exhibit A, and do not result in or require the creation or imposition of any lien on any Subsidiary's its properties or revenues pursuant to any injunction, order, decree or undertaking as presently in effect or any such agreements of each Subsidiary; or (d) result in or require the creation or imposition of any lien on any of its properties or revenues pursuant to any provision of any law, rule or regulation as presently in effect.

      6. Each of Borrower, and the Subsidiaries is duly qualified to do business and is in good standing in the states listed below its name on Exhibit B hereto.

      7. No authorization, consent, approval, license, qualification or formal exemption from, nor notice to, nor any filing, recordation, declaration or registration with, any United States or California Governmental Authority, or to my knowledge any other Governmental Authority, is necessary or required on the part of Borrower in connection with the execution, delivery, or performance by Borrower of the Credit Agreement.

      8. No authorization, consent, approval, license, qualification or formal exemption from, nor notice to, nor any filing, recordation, declaration or registration with any United States or California Governmental Authority, or to my knowledge any other Governmental Authority, is necessary or required on the part of each Subsidiary in connection with the execution, delivery, or performance by each Subsidiary of the Guaranty.

      9. To the best of my knowledge, there is no claim, dispute, injunction, temporary restraining order, action, litigation, investigation or proceeding pending or threatened against Borrower before any court, arbitrator, administrative agency or Governmental Authority of any kind (a) with respect to the Credit Agreement or (b) which, if adversely determined, would have a Material Adverse Effect.

      10. To the best of my knowledge, there is no claim, dispute, injunction, temporary restraining order, action, litigation, investigation or proceeding pending or threatened against any Subsidiary before any court, arbitrator, administrative agency or Governmental Authority of any kind (a) with respect to the Guaranty or (b) which, if adversely determined, would have a Material Adverse Effect.

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 6


      11. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 1935, the Interstate Commerce Act (49 U.S.C Sections 10101 et seq. (Supp.
1992) or the Federal Power Act which would limit its ability to incur Indebtedness.

      12. Neither the Borrower nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. The aggregate value of all Margin Stock directly or indirectly owned by the Borrower and its Subsidiaries is less than 25% of the aggregate value of the consolidated assets of the Borrower and its Subsidiaries.

      13. The only subsidiaries of Borrower are the Subsidiaries and Granite SR91 L.P., a limited partnership, of which Granite SR91 Corporation is the general partner and the Borrower is the sole limited partner.

      The opinions expressed in this letter are qualified to the extent that the validity, binding nature or enforceability of any provisions of the Loan Documents may be limited or otherwise affected by:

      a. The effects of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other similar laws now or hereafter in effect limiting the validity or enforceability of creditor's rights and remedies generally;

      b. General principles of equity, regardless of whether considered in proceedings in equity or at law;

      c. The covenant of good faith and fair dealing implied in every agreement under common law (and to similar provisions of federal law, where applicable); and

      d. The effect of any law or legal principle which provides that a court may refuse to enforce, or may limit the application of; a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made.

      e. The opinions expressed in this letter are further qualified to the extent that the validity, binding nature or enforceability of any provisions of the Loan Documents may be limited or otherwise affected by:

            i. The unenforceability under certain circumstances under California or

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 7


federal law or court decisions of provisions (i) releasing a party against liability for wrongful or negligent acts, (ii) indemnifying a party to the extent that the events giving rise to the indemnity arise in whole or in part from the wrongful or negligent acts of the indemnitee, or (iii) where such release or indemnification is contrary to public policy, including but not limited to indemnification and/or releases relating to any issues of securities laws;

            ii. The effect of California Civil Code Section 1717 and other applicable statutes and judicial decisions which provide, among other things, that a court may limit the granting of attorneys' fees to those attorneys' fees which are determined by the court to be reasonable and that attorneys' fees may be granted only to a prevailing party and that a contractual provision for attorneys' fees is deemed to extend to both parties (notwithstanding that such provision by its express terms benefits only one party);

            iii. The assumption that if the Agent or the Banks enforce their remedies, they will do so in a commercially reasonable manner;

            iv. The effect of California court decisions invoking statutes or principles of equity which have held that certain covenants and provisions of agreements are unenforceable where (i) the breach of such covenants or provisions imposes restrictions or burdens upon the debtor, including the acceleration of indebtedness due under debt instruments, and it cannot be demonstrated that the enforceability of such restrictions or burdens is reasonably necessary for the protection of the creditors, or (ii) the creditor's enforcement of such covenants or provisions under the circumstances would violate the creditor's implied covenants of good faith and fair dealing;

            v. The unenforceability under certain circumstances of contractual provisions self-help or summary remedies; and

            vi. Decisions by California courts admitting evidence extrinsic to a written agreement between the parties thereto that the parties intended a meaning contrary to that expressed by the parties in writing.

      The foregoing opinions are also subject to the following additional assumptions, limitations, qualifications and exceptions:

      a. Provisions in the Loan Documents requiring Borrower or any Subsidiary to execute, in the future, additional instruments and documents may be unenforceable.

      b. Any provision contained in the Loan Documents that purports to require that any action or decision of Agent or Banks is conclusively binding upon Borrower or any

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 8


Subsidiary may be unenforceable.

      c. You are advised that any provision in the Loan Documents purporting to waive, limit or restrict the right of Borrower or Subsidiary to offset against obligations owing under the Loan Documents may not be enforceable.

      d. Those provisions in the Loan Documents imposing late charges (interest or otherwise) and/or additional interest in the event of default are governed by the rules relating to "liquidated damages" as set forth in California Civil Code Sections 1671 et seq., and relevant case law (see, e.g., Garrett v. Coast and Southern Federal Savings & Loan, 9 Cal.3d 731 (1973)). I express no opinion as to the effect of judicial decisions and statutes limiting the enforceability of provisions imposing penalties, forfeitures, late payment charges, an increase in interest rate, or payment of other additional consideration, (i) upon prepayment, late payment, maturity, default or a lender's election to accelerate a loan, particularly in cases where the occurrence of a default or waiving the benefit of a statutory right bears no reasonable relation to the damage suffered by the lender or is otherwise held to be a penalty; or (ii) as a consequence of costs incurred by the lender or imposition of governmental charges, taxes, levies or requirements upon a lender.

      e. Those provisions in the Loan Documents requiring the consent of Agent and Banks or allowing Agent or Banks to take certain actions may be interpreted by a court to contain an implied covenant of reasonableness and/or fair dealing (see, e.g., Kendall v. Pestana, 40 Cal.3d 488 (1985); Cohen v. Ratinoff, 147 Cal.App.3d 321 (1983)).

      f. You should be aware of the unenforceability, under certain circumstances, of provisions waiving broadly or vaguely stated rights or unknown future rights, or rights which may not be waived on statutory or public policy grounds, or provisions stating that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy or that the election of some particular remedy or remedies does not preclude recourse to one or more others.

      g. You should be aware of limitations based on public policy on provisions stating that a borrower's obligations are unaffected by reason of any default or failure on the part of a lender to perform or comply with the terms of the subject loan documents.

      h. I express no opinion as to the enforceability of the consent to service, jurisdiction or forum of any claim, demand, action or cause of action arising under or related to the Loan Documents or the transactions contemplated therein.

      i. I express no opinion as to the enforceability of any right of any creditor to

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 9


collect any payment due under the Loan Documents to the extent that such payment constitutes a penalty or forfeiture.

      j. I express no opinion as to the enforceability of provisions in the Loan Documents creating presumptions or creating rights of set-off.

      k. I express no opinion on the accuracy of any representations or warranties of Borrower or any Subsidiary. Furthermore I express no opinion as to the survivability of any warranties, indemnities or other obligations.

      l. I express no opinion as to the enforceability of those provisions in the Loan Documents purporting to appoint the Agent or Banks as attorney-in-fact for Borrower or to grant an irrevocable power of attorney to Agent or Banks.

      m. I express no opinion as to the enforceability of provisions in the Loan Documents purporting to provide that any approval, consent, authorization or satisfaction required of Agent or Banks or any notice given by or other action taken by Agent or Banks under the Loan Documents shall be presumed to be reasonable.

      n. I express no opinion as to the effect of laws and judicial decisions that provide that in certain circumstances a surety may be exonerated if the creditor materially alters the original obligation of the principal without the surety's consent, or otherwise takes any action without notifying the surety that materially prejudices the surety.

      o. I express no opinion as to any securities, anti-trust, tax, land use, safety, environmental, hazardous materials, insurance company or banking laws, rules or regulations, or laws, rules or regulations applicable to Agent or Banks.

      p. I express no opinion as to any provision providing for the exclusive jurisdiction of a particular court or purporting to waive rights to trial by jury, service of process or objections to the laying of venue or to forum on the basis of forum non conveniens in connection with any litigation arising out of or pertaining to the Loan Documents.

      q. I express no opinion as to the effect of California Civil Code Section 1698 and similar statutes and federal laws and judicial decisions (a) providing that oral modifications to a contract or waivers of contractual provisions may be enforceable, if the modification was performed, notwithstanding any express provision in the agreement that the agreement may only be modified or an obligation thereunder waived in writing, or (b) creating an implied agreement from trade practices or course of conduct.

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 10


      r. I express no opinion as to the effect of certain rights, remedies and waivers contained in the Loan Documents being limited or rendered ineffective by applicable statutory law or judicial decisions governing such provisions, but such laws and judicial decisions do not render the Loan Documents unenforceable as a whole, and there exists, in the Loan Documents and pursuant to applicable law, legally adequate remedies for realization of the principal benefits purported to be afforded by the Loan Documents.

      s. With respect to my opinions expressed in paragraphs 4(d), 5(d), 7 and 8, I have not conducted any special investigation of statutes laws, rules or regulations and my opinion with respect thereto are limited to such Laws that to my knowledge and as in my experience are of general application to transactions of the sort contemplated by the Loan Documents.

      I further advise you that:

      a. The enforceability of the Guaranty against a Subsidiary may be subject to California statutory provisions and case law to the effect that a guarantor may be exonerated if the beneficiary of the guaranty alters the original obligation of the principal, fails to inform the guarantor of material information pertinent to the principal or any collateral, elects remedies that may impair the subrogation rights of the guarantor against the principal or that may impair the value of the collateral, fails to accord the guarantor the protections afforded a debtor under the Uniform Commercial Code or otherwise takes any action that materially prejudices the guarantor unless, in any such case, the guarantor validly waives such rights or the consequences of any such action. See e.g., California Civil Code Section 2799 through Section 2855; Sumitomo Bank of California v. Iwasaki, 70 Cal. 2d 81, 73 Cal. Rptr. 564 (1968); Union Bank v. Gradsky, 265 Cal. App. 2d 40, 71 Cal. Rptr 64 (1968); Connolly v. Bank of Sonoma County, 184 Cal. App. 3d 1119, 229 Cal Rptr. 396 (1986); C.I.T. Corp. v. Anwright Corp., 191 Cal. App. 3d 1420, 237 Cal. Rptr. 108 (1987); American National Bank v. Perma-Tile Roof Co., 200 Cal. App. 3d 889, 246 Cal Rptr. 381 (1988); In re Kirkland, 915 F.2d 1236 (9th Cir. 1990); and Cathay Bank
v. Lee, 18 Cal. Rptr. 2d 420 (1993). While express and specific waivers of a guarantor's right to be exonerated, such as those contained in the Guaranty, are generally enforceable under California law, we express no opinion as to whether the Guaranty contains an express and specific waiver of each exoneration defense a guarantor might assert or as to whether each of the waivers contained in the Guaranty is fully enforceable.

b. It could be contended that the Guaranty has not been given for a fair or reasonably equivalent consideration, that a Subsidiary is, or, by entering into the Guaranty may become, insolvent, and that the Guaranty may be voidable by creditors of a Subsidiary or by a trustee or receiver of a Subsidiary in bankruptcy or similar proceedings pursuant to

Bank of America National Trust and Savings Association, for itself and as Agent
June 30, 1997
Page 11


applicable bankruptcy, fraudulent conveyance or similar laws. Because of these possible contentions, my opinions are further limited by and subject to the effect of such laws.

      This opinion is intended solely for the benefit of the Agent, and the Banks and their Assignees and Participants, as defined in Section 11.07 of the Credit Agreement, and is not to be made available to or relied upon by any other person, firm, or entity, other than regulatory authorities in connection with bank examinations, without our prior written consent.


                                Very truly yours,


                                /s/ MICHAEL FUTCH
                                  Michael Futch
                       Vice President and General Counsel


MF:pc

Encls.

                                    EXHIBIT A

                           INDEX TO FORM 10-K EXHIBITS


Exhibit                                                                          Page
  No.       Description                                                           No.
-------     -----------                                                          ----
3.1         Certificate of Incorporation of Granite Construction Incorporated    [a]

3.2         Bylaws of Granite Construction Incorporated (as amended and restated
            effective February 27,1991)                                          [b]

10.1        Granite Construction Incorporated Employee Stock Ownership Plan,
            through amendments and Trust Agreement (**as to Trust
            Agreements only)                                                     [b]

10.1.a      Amendment 3 to the Granite Construction Incorporated Employee
            Stock Ownership Plan, through amendments and Trust Agreement
            (**as to Trust Agreements only)                                      [c]

10.1.b      Amendment 4 to the Granite Construction Incorporated Employee
            Stock Ownership Plan as of May 21, 1993                              [d]

10.1.c      Amendment 5 to the Granite Construction Incorporated Employee Stock
            Ownership Plan adopted December 16, 1993 and effective January 1,
            1994                                                                 [d]

10.1.d      Amendment 6 to the Granite Construction Incorporated Employee Stock
            Ownership Plan adopted December 15, 1994 and effective January 1,
            1995                                                                 [e]

10.1.e      Amendment 7 to Granite Construction Incorporated Employee Stock
            Ownership Plan and Amendment 1 to the Trust Agreement adopted
            December 19, 1995, effective January 1, 1996                         [g]

10.2        Amendment to and Restatement of the Granite Construction
            Company Profit Sharing and 401K Plan adopted December 15, 1994
            and effective January 1, 1995                                        [e]

10.2.a      Amendment to and Restatement of Granite Construction Incorporated
            Profit Sharing and 401K Plan and Trust Agreement adopted and
            effective as of December 15, 1994                                    [e]

10.2.b      Amendment 2 to the Granite Construction Incorporated Profit Sharing
            and 401K Plan and Amendment 2 to the Trust Agreement adopted March
            20, 1995 and effective January 1, 1996                               [g]

10.2.c      Amendment 3 to the Granite Construction Incorporated Profit
            Sharing and 401K Plan adopted August 23, 1996 and effective
            January 1, 1997                                                       25

10.3        1995 Granite Construction Company Incentive Compensation Plan        [g]

10.4        Restated and Amended Granite Construction Incorporated
            1990 Omnibus Stock and Incentive Plan effective December 31, 1994    [g]

10.5        Second Amended and Restated Credit Agreement dated and
            effective June 15, 1995                                              [g]

10.5.a      First Amendment to the Second Amended and Restated Credit
            Agreement adopted May 31, 1996 and effective June 30, 1996            28

10.5.b      Second Amendment to the Second Amended and Restated Credit
            Agreement adopted and effective December 31, 1996                     38

10.6        Form of Director and Officer Indemnification Agreement               [a]

                        Granite Construction Incorporated

                  Material Agreements in excess of $50,000,000


Job#        Description                                                       Amount
----        -----------                                                       ------
216465      NV DOT - Hwy 395 Extension (GCC)                           56,623,398.00
300082      TX DOT - Central Expressway US 75 S2 (GCC)                107,446,700.00
300093      TX DOT - Central Expressway US 75 Dallas Co.(GCC)         110,568,500.00
300101      FL DOT - West Forbes Road I-4 (GCC)                        51,637,088.00
300805      Tollway - TCA Joint Venture (GCC)                         239,194,779.00
300809      East Dam Embankment - Joint Venture (GCC)                  68,877,750.00
300819      UT DOT - I-15 Rebuild - Wasatch Contractors JV (GCC)      303,147,377.00

                                    EXHIBIT B
                        GRANITE CONSTRUCTION INCORPORATED


Granite Construction Incorporated                     G.G. & R., Inc.
California                                            Utah
Delaware
Nevada
Utah
Wyoming


Granite Construction Company                          Intermountain Slurry Seal, Inc.
Alabama                                               Arizona
Arizona                                               California
Arkansas                                              Colorado
California                                            Idaho
Colorado                                              Montana
Delaware                                              Nevada
Florida                                               Utah
Georgia
Hawaii
Idaho
Illinois                                              Bear River Contractors
Kentucky                                              Arizona
Louisiana                                             California
Maryland                                              Colorado
Minnesota                                             Idaho
Mississippi                                           Montana
Missouri                                              Nevada
Montana                                               New Mexico
Nebraska                                              Oregon
Nevada                                                Utah
New Jersey                                            Washington
New Mexico                                            Wyoming
New York
North Carolina
North Dakota
Ohio                                                  GTC, Inc.
Oklahoma                                              Texas
Oregon
South Carolina
Tennessee
Texas                                                 Desert Aggregates, Inc.
Utah                                                  Arizona
Virginia                                              California
Washington
Washington D.C.
West Virginia
Wyoming

Granite SR91 Corporation                              Granite SR91 LP
California                                            California


Wilcott Corporation                                   Pozzolan Products Company (P.P.C.)
California                                            Arizona
Colorado                                              Nevada
                                                      Utah


GILC LP                                               GILC Incorporated
Arizona                                               California
California                                            Florida
Colorado                                              Utah
Florida                                               Wyoming
Georgia
Idaho
Nevada
New Mexico
Texas
Utah
Wyoming

                        GRANITE CONSTRUCTION INCORPORATED

                                  PRIMARY BANK


Bank of America, N.T. & S.A.
Credit Products Group #3838
555 California Street, 41st Floor
San Francisco, CA 94104

Account Officer  Patricia Ward-Vice President
                 Phone: (415) 622-5720

Credit Manager   Kevin Leader-Vice President    Matt Gabel
                 Phone: (415) 622-8168          Phone: (415) 622-7271
                 FAX: (415) 622-4585

Syndicated Loan Agreement
      Term Loan

      Original Note Balance                     $50,000,000
            Terms:                              Reference Rate
                                                IBOR +.60%
                                                CD +.725%
            Current Locked-in Rates:            20MM @ 6.5375 through 09/30/97
                                                10MM @ 6.4750 through 12/31/97
            Outstanding 06/30/97                $30,000,000
            Original Participation Amount       $18,750,000
            Participation Percent               37.5%
            Outstanding 06/30/97                $11,250,000

      Revolving Loan
      $75 Million Line of Credit
            Terms:                              Reference Rate
                                                IBOR +.500%
                                                CD +.625%
            Current Locked-in Rates:            5MM @ 6.4375 through 09/30/97
                                                10MM @ 6.3125 through 09/30/97
                                                5MM @ 6.3750 through 12/31/97
                                                25MM @ 6.3750 through 12/31/97
            Commitment Fee                      .1875% of unused line (billed qtrly)
            Agency Fee                          $15,000 yr in advance (billed qrtly)
            Outstanding 06/30/97
                  Working Capital               $25,000,000
                  W/C - Letter of Credit        $ 3,585,430
                  TIC Investment                $20,000,00
                        Total                   $48,585,430
            Participation Percentage            37.5%
            Outstanding Participation 06/30/97  $18,219,536
            Unused Revolving Balance            $26,414,570
            Unused Participation                $ 9,905,464
            Expiration 6/30/99


                                                                   July 23, 1997

                               PARTICIPATING BANK


ABN - AMRO Bank, N.V.
San Francisco International Branch
101 California Street, Suite 4550
San Francisco, CA 94111

Senior Officer  Lawrence T. Osborne
                Vice President
                Phone: (415) 984-3722

Account Officer Brad Lehay
                Vice President
                Phone: (415) 984-3729
                FAX: (415) 362-3524

Syndicated Loan Agreement
      Term Loan
      Original Note Balance                       $50,000,000
            Terms:                                Reference Rate
                                                  IBOR +.600%
                                                  CD +.725%

            Current Locked-in Rates:              20MM @ 6.5375 through 09/30/97
                                                  10MM @ 6.4750 through 12/31/97
            Outstanding 06/30/97                  $30,000.00
            Original Participation Amount         $10,937,500
            Participation Percent                 21.875%
            Outstanding 06/30/97                  $ 6,562,500

      Revolving Loan
      $75 Million Line of Credit
            Terms:                                Reference Rate
                                                  IBOR +.550%
                                                  CD +.625%
            Current Locked-in Rates:               5MM @ 6.4375 through 09/30/97
                                                  10MM @ 6.3125 through 09/30/97
                                                   5MM @ 6.3750 through 12/31/97
                                                  25MM @ 6.3750 through 12/31/97
            Outstanding 06/30/97
                  Working Capital                 $25,000,000
                  W/C - Letter of Credit          $ 3,585,430
                  TIC Investment                  $20,000,000
                        TOTAL                     $48,585,430
            Participation Percentage              21.875%
            Outstanding Participation 06/30/97    $10,628,063
            Unused Revolving Balance              $26,414,570
            Unused Participation                  $ 5,778,187
            Expiration 6/30/99


                                                                   July 23, 1997

                               PARTICIPATING BANK


Banque National de Paris (BNP)
180 Montgomery Street, 4th Floor
San Francisco, CA 94104

Account Manager  Guy Gibbs
                 Vice President
                 Phone: (415) 956-0707 Ext. 206
                 FAX: (415) 296-8954

Associates       Debra M. Wright
                 Vice President
                 Phone: (415) 956-0707 Ext. 253
                FAX: (415) 296-8954

Syndicated Loan Agreement
      Term Loan
      Original Note Balance                       $50,000,000
            Terms:                                Reference Rate
                                                  IBOR + .600%
                                                  CD +.725%
            Current Locked-in Rates:              20MM @ 6.5375 through 09/30/97
                                                  1OMM @ 6.4750 through 12/31/97
            Outstanding 06/30/97                  $30,000,000
            Original Participation Amount         $10,937,500
            Participation Percent                 21.875%
            Outstanding 06/30/97                  $ 6,562,500

      Revolving Loan
      $75 Million Line of Credit
            Terms:                                Reference Rate
                                                  IBOR +.500%
                                                  CD + .625%
            Current Locked-in Rates:               5MM @ 6.4375 through 09/30/97
                                                  1OMM @ 6.3125 through 09/30/97
                                                   5MM @ 6.3750 through 12/31/97
                                                  25MM @ 6.3750 through 12/31/97
            Outstanding 06/30/97
                  Working Capital                 $25,000,000
                  W/C - Letter of Credit          $ 3,585,430
                  TIC Investment                  $20,000,000
                        TOTAL                     $48,585,430
            Participation Percentage              21.875%
            Outstanding Participation 06/30/97    $10,628,063
            Unused Revolving Balance              $26,414,570
            Unused Participation                  $ 5,778,187
            Expiration 6/30/99


                                                                   July 23, 1997

                               PARTICIPATING BANK


Union Bank (of California)
The Bank of Tokyo Group
350 California Street
P.O. Box 7104
San Francisco, CA 94120-7104

Senior Officer     Bill Wiley
                   Senior Vice President
                   Phone: (415) 765-3939

Corporate Account  Wade Schlueter                 Alison Amonette
Officers           Vice President                 Vice President
                   Phone: (415) 705-7022          Phone: (415) 765-3696
                   FAX: (415) 705-7127            FAX: (415) 765-0146

Syndicated Loan Agreement

      Term Loan
      Original Note Balance                       $50,000,000
            Terms:                                Reference Rate
                                                  IBOR +.600%
                                                  CD +.725%
            Current Locked-in Rates:              20MM @ 6.5375 through 09/30/97
                                                  10MM @ 6.4750 through 12/31/97
            Outstanding 06/30/97                  $30,000,000
            Original Participation Amount         $ 9,375,000
            Participation Percent                 18.75%
            Outstanding 06/30/97                  $5,625,000

      Revolving Loan
      $75 Million Line of Credit
            Terms:                                Reference Rate
                                                  IBOR +.500%
                                                  CD +.625%
            Current Locked-in Rates:               5MM @ 6.4375 through 09/30/97
                                                  10MM @ 6.3125 through 09/30/97
                                                   5MM @ 6.3750 through 12/31/97
                                                  25MM @ 6.3750 through 12/31/97
            Outstanding 06/30/97
                  Working Capital                 $25,000,000
                  W/C - Letter of Credit          $ 3,585,430
                  TIC Investment                  $20,000,000
                        TOTAL                     $48,585,430
            Participation Percentage              18.75%
            Outstanding Participation 06/30/97    $ 9,109,768
            Unused Revolving Balance              $26,414,570
            Unused Participation                  $ 4,529,732
            Expiration 6/30/99


                                                                   July 23, 1997

                               PARTICIPATING BANK

Granite SR91 L.P.
Bank of America, N.T. & S.A.
Credit Products Group #3838
555 California Street, 41st Floor
San Francisco, CA 94104

SR91 Letter of Credit
      Commitment Fee                            .50% of unused line quarterly
      Outstanding 06/30/97                      $ 2,711,116
      Expiration 7/14/98




                                                                   July 23, 1997

                                  BANK CONTACTS

BANK OF AMERICA - CALIFORNIA
1850 Gateway Blvd.
Concord, CA 94520

      Account Administrator               Cynthia Weinthaler
                                          Phone: (510) 675-7771   FAX: (510) 603-7241

U.S. BANK - UTAH
200 Main Street
Salt Lake City, UT 84101

      Branch Manager                      Craig Murdock
                                          Phone:(801) 534-6192

WELLS FARGO BANK, N.A.
Pajaro Valley Business Center
P.O. Box 1291
Salinas, CA 93902

      Associate                           Anna Salinas
                                          Phone:(408) 754-5027
                                                (800) 682-5880

WELLS FARGO BANK - UTAH
Cash Management
180 South Main Street
Salt Lake City, UT
84101

      Account Officers                    Dean Luikart            Todd Parker
                                          Relationship Manager    Phone: (801) 350-7173
                                          Phone:(801) 350-7002


      Account Administrator               Laura Santamaria
                                          Phone:(800) 374-3742






                                                                   July 23, 1997

                                 ESCROW CONTACTS

BANK ONE - ARIZONA, NA
Trust Department
P.O. Box 71
241 North Central Avenue
Phoenix, AZ 85004

      Trust Specialist                    Debbie Arndt
                                          Phone: (602) 221-1333   FAX (602)221-1711

FIRST TRUST OF CALIFORNIA, N.A.
550 S. Hope, Suite 500
Los Angeles, CA 90071

      Account Administrator               Brad Scarbrough
                                          Phone: (213) 533-8741   FAX: (213) 533-8736

MERRILL LYNCH TRUST COMPANY
EBT Operations
300 Davidson Avenue, 2nd Floor West
Somerset, NJ 08873

      Trust Officer                       Michele Blandino
                                          Phone: (908) 627-7714   FAX: (908) 627-7699

NATIONSBANK - TEXAS
501 Congress Avenue
Austin, TX 78701

      Trust Officer                       Alyce Anne Baggett
                                          Vice President
                                          Phone: (512) 397-2664   FAX: (512)397-2052

PIONEER CITIZENS BANK OF NEVADA
P.O. Box 2351
Reno, NV 89505

      Account Administrator               Tracy Christenson
                                          Phone: (702) 688-7950   FAX: (702) 688-7963






                                                                   July 23, 1997

                                 ESCROW CONTACTS

SUNTRUST BANK - GEORGIA
P.O. Box 4625
Atlanta, GA 30302

      Account Administrator               Ronald C. Painter
                                          Vice President
                                          Phone: (404) 588-7191

NV DOT
1263 S. Stewart Street
Carson City, NV 89712

      Account Administrator               Carol English
                                          Phone: (702) 888-7451